SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:                   July 2, 1996
                ----------------------------------------------------------------
                          (Date of earliest event reported)



                                 MGI PROPERTIES
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      Massachusetts                     1-6833                    04-6268740
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (I.R.S. Employer
     of incorporation)               File Number)                Identification
                                                                  Number)



                One Winthrop Square, Boston, Massachusetts 02110
- --------------------------------------------------------------------------------
               (Address of Principal executive offices) (Zip Code)



Registrant's telephone number, including area code:    (617) 422-6000
                                                    ----------------------------





           This report consists of four consecutively numbered pages.

Item 2.  Acquisition or Disposition of Assets.

         On July 2, 1996 MGI Properties ("MGI" or the "Registrant") acquired 230,000 square feet of first-class office space and an additional 25,000 square feet of retail space in One Portland Square and Two Portland Square, Portland, Maine, plus adjacent land, currently utilized as a 523-space surface parking lot for a combined purchase price $31,200,000. MGI's investment in Portland Square and the adjacent land was acquired from two separate legal entities -- Portland Square Limited Partnership and Two Portland Square Limited Partnership -- which have common ownership interests. The purchases were made subject to two separate pre-existing, non-recourse first mortgage loans which total $21,300,000, and which bear interest at a weighted average fixed rate of 8.7% and have a weighted average maturity of eight years. The balance was funded with cash of $9,900,000 derived primarily from advances under MGI's lines of credit with the Bank of Boston and BayBank. Based on current operations, MGI estimates property operating income (rental and other income, less property operating expenses and real estate taxes) will produce an approximate 11.5% initial return prior to mortgage interest expense.

          The Portland Square complex, overlooking Portland Harbor, is one of the premier office complexes in Portland, Maine. One Portland Square is a first-class, ten-story office building constructed in 1987. The building was developed as a condominium and MGI's purchase consists of 104,600 square feet in floors one through six. As the majority owner of the building, MGI will assume three of the five seats on the board which governs the condominium association. Two Portland Square, a first-class, seven-story office building of 150,400 square feet, was completed in 1990. These adjacent buildings are located in the heart of the downtown Portland, Maine financial district adjoining the historic Old Port Exchange area and one block from the Portland waterfront. The office and retail space is currently 99% leased.

          Certain matters discussed in this report are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the Risk Factors referred to in Registrant's Form 10-Q report for the quarter ended May 31, 1996 and in the Item 1 discussion of the Registrant's business in its Form 10-K report for the year ended November 30, 1995 under the captions entitled "Environmental Matters" and "Competition, Regulation and Other Factors."

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a), (b) Financial Statements of properties acquired and Pro Forma Financial Information will be filed on Form 8-K/A as soon as practicable, but not later than September 15, 1996, as it is currently impracticable to file such information.

          (c)       Exhibits

          1. Purchase and Sale Agreement, dated as of April 26, 1996, by and between Portland Square Limited Partnership, a Massachusetts limited partnership and MGI Properties, a Massachusetts business trust, pertaining to upper and lower lots, Portland, Maine.

         2. Purchase and Sale Agreement, dated as of April 26, 1996, by and between Two Portland Square Limited Partnership, a Massachusetts limited partnership and MGI Properties, a Massachusetts business trust, pertaining to Two Portland Square, Portland, Maine.


          3. Purchase and Sale Agreement, dated as of April 26, 1996, by and between Portland Square Limited Partnership, a Massachusetts limited partnership and MGI Properties, a Massachusetts business trust, pertaining to Units #1 through 6, One Portland Square, Portland, Maine.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:   July 16, 1996                   /s/ Phillip C. Vitali
        -------------                   ----------------------------------------
                                        Phillip C. Vitali
                                        Executive Vice President and Treasurer
                                        (Chief Financial Officer)




Date:   July 16, 1996                   /s/ David P. Morency
        -------------                   ----------------------------------------
                                        David P. Morency
                                        Controller
                                        (Principal Accounting Officer)

                           PURCHASE AND SALE AGREEMENT
                              UPPER AND LOWER LOTS
                                 PORTLAND, MAINE

                                     BETWEEN

                                 MGI PROPERTIES
                                     -BUYER-

                                       AND

                       PORTLAND SQUARE LIMITED PARTNERSHIP
                                    -SELLER-

                                 INDEX TO LEASE


1.       DESCRIPTION.......................................................1
2.       TITLE; DEED.......................................................1
3.       PLAN..............................................................2
4.       PURCHASE PRICE....................................................2
5.       CLOSING...........................................................3
                  a.    Deed...............................................3
                  b.    Conditions to Buyer's Obligations..................3
                  c.    Real Estate Taxes..................................6
6.       POSSESSION AND CONDITION OF UNITS AND PREMISES....................6
7.       TITLE DEFECTS; EXTENSION OF TIME TO PERFECT TITLE.................6
8.       ACCEPTANCE OF DEED................................................7
9.       WARRANTIES AND REPRESENTATIONS....................................7
10.      DELIVERY OF PREMISES IN "AS IS" CONDITION........................13
11.      DUE DILIGENCE....................................................13
                  a.    Environmental Inspection..........................14
                  b.    Financing Contingency.............................14
12.      ACCESS TO INFORMATION............................................15
13.      USE OF MONEY TO CLEAR TITLE......................................15
14.      INSURANCE........................................................15
15.      CLOSING ADJUSTMENTS..............................................15
                  a.    Rents.............................................15
                  b.    Taxes and Expenses of Sale........................16
                  c.    License Fees......................................16
                  d.    Service Contracts.................................16
                  e.    Utilities.........................................16
16.      BROKERS..........................................................17
17.      BUYER'S DEFAULT; DAMAGES.........................................17
18.      ESCROW AGENT; DISPUTES...........................................17
                  a.    Liability of Escrow Agent.........................17
                  b.    Disputes..........................................17
19.      PACKAGE OFFER CONTINGENCY........................................19
20.      VERRILL & DANA CONTINGENCY.......................................19
21.      ENTIRE UNDERSTANDING.............................................19
22.      NOTICES..........................................................19
23.      CONSTRUCTION OF AGREEMENT........................................20
24.      OPERATING COVENANTS..............................................20
25.      LIKE-KIND EXCHANGE...............................................21
26.      PERSONAL LIABILITY...............................................21
27.      SEC RULES........................................................21

                                LIST OF EXHIBITS


         EXHIBIT A     DESCRIPTION OF PROPERTY
         EXHIBIT B     LIST OF ENCUMBRANCES
         EXHIBIT C     ASSIGNMENT OF SERVICE AGREEMENTS
         EXHIBIT C-1   LIST OF SERVICE CONTRACTS
         EXHIBIT D     ASSIGNMENT OF PERMITS, APPROVALS AND LICENSES
         EXHIBIT E     ASSIGNMENT, ACCEPTANCE AND ASSUMPTION OF
                       LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES
         EXHIBIT F     LIST OF LEASES/RIGHTS TO PARK
         EXHIBIT G     WARRANTY BILL OF SALE AND ASSIGNMENT
         EXHIBIT G-1   PERSONAL PROPERTY WHICH BELONGS TO OTHERS AND
                       IS NOT INCLUDED IN SALE
         EXHIBIT H     INSURANCE CERTIFICATE
         EXHIBIT I     ACTIONS AGAINST SELLER
         EXHIBIT J     CLAIMS INVOLVING CONSTRUCTION OF THE PREMISES
         EXHIBIT K     RENT ROLL AND SECURITY DEPOSITS
         EXHIBIT L     COMMISSION DUE FROM SELLER/BUYER/OTHER PARTY
         EXHIBIT M     ASSIGNMENT OF RIGHTS IN AND TO THE MEMORANDUM
                       OF RIGHTS, OPTIONS & RESTRICTIONS

                           PURCHASE AND SALE AGREEMENT

                              Upper and Lower Lots
                                 Portland, Maine

         Purchase and Sale Agreement, dated as of April 26, 1996 (this "Agreement"), by and between PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having a business address at 2150 Washington Street, Newton, MA 02162 ("Seller"), and MGI PROPERTIES, a Massachusetts business trust having an address at 1 Winthrop Square, Boston, MA 02110 ("Buyer").

                              W I T N E S S E T H :

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

         1. DESCRIPTION. Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, two (2) parcels of land currently used as parking lots located in Portland, Cumberland County, Maine, one parcel located on the block bounded by Union Street, Fore Street, Cotton Street and Spring Street Arterial and known as the Upper Lot and the other parcel located on the block bounded by Fore Street, Cross Street, Center Street and Commercial Street and known as the Lower Lot, both parcels more particularly described in Exhibit A attached hereto, together with the structures and improvements existing thereon and all of Seller's right, title and interest in and to any streets, ways or alleys abutting or adjoining thereon and all other rights appurtenant to the parcels and all permits, licenses, certificates, variances, consents and approvals, plans, specifications, warranties and guaranties, fixtures owned by Seller, advertising and leasing brochures, trademarks, development rights, if any, and other intangible property pertaining to the parcels (the "Intangible Property"), (collectively, the "Premises").

         2. TITLE; DEED. The Premises are to be conveyed by a Maine Warranty Deed with warranty covenants (the "Deed") running to Buyer or its nominee, and the Deed shall convey good record, marketable and insurable title free and clear of any and all liens, claims and encumbrances, except:

                  (a) Provisions of existing applicable laws and regulations in effect on the date of the delivery of the Deed, provided the same do not interfere with the current use of the Premises;

                  (b) Such real and personal property taxes for the then current tax period as are not yet due and payable on the date of the recording of the Deed;

                  (c) Any liens for municipal betterments assessed on the Premises after the date of the recording of the Deed;

                  (d) The easements, agreements, encumbrances, rights, title or interests of others and other agreements and other matters as are referenced in the list of encumbrances attached hereto as Exhibit B so long as the same do not interfere with the current use of the Premises ("Permitted Encumbrances").

                  (e) The Equitable Life Assurance Society of the United States ("Equitable") loan documents evidencing a $12,616,000.00 loan ("Loan") secured by a first mortgage lien on the Premises, including without limitation, a Mortgage and Security Agreement, as amended by a First and Second Amendment to Mortgage dated December 10, 1990 and June 1, 1995, respectively, a UCC-1 Financing Statement and an Assignment of Lessor's Interest in Lease, as amended by a First Amendment dated June 1, 1995 ("Loan Documents");

         3. PLAN. If the Deed refers to a plan necessary to be recorded therewith, Seller shall deliver such plan with the Deed in form adequate for recording.

         4. PURCHASE PRICE. In consideration of Seller's conveyance of the Premises, Buyer shall pay to Seller the sum of $2,297,500.00 of which

         $25,500.00        has been paid by Buyer as a deposit as of this day
                           ("Second Deposit").

         $2,272,000.00     representing the balance, be paid as follows:
                           Approximately $175,535.20 plus interest by assumption of the Equitable Loan, if Buyer so elects, and the balance (or, if Buyer does not assume the Loan and does not exercise its right to terminate this Agreement pursuant to Paragraph 11(b) hereof, the full $2,272,000.00) to be paid immediately upon the recording of the Deed by the Buyer's title insurance company (the "Title Company") by certified check or checks or, at Seller's request, by wire transfer in accordance with wiring instructions provided by Seller subject only to withholding if required by the Internal Revenue Service.

         $2,297,500.00     TOTAL


         All deposits made hereunder shall be held by Atlantic Title Company, 76 Atlantic Avenue, Portland, Maine 04106, as Escrow Agent in an interest-bearing FDIC insured bank account or accounts (so that no account has in excess of $100,000) as earnest money for the proper performance of this Agreement on the part of Buyer subject to the terms of this Agreement, and shall be duly accounted for at the closing, with all interest accrued thereon with regard to the Deposit from and after the date hereof being applied against the Purchase Price, except only that accrued and earned interest on the deposit shall be paid to Buyer in the event the deposit is returned to Buyer for any reason, including, without limitation, in the event of Seller's failure or inability to perform Seller's obligations hereunder.

         5. CLOSING. (a) Deed. The Deed is to be delivered at a closing no later than 11:00 a.m. on June 24, 1996 ("Closing Date") at the Cumberland County Registry of Deeds unless otherwise agreed upon in writing. It is agreed that time is of the essence of this Agreement.


                  (b) Conditions to Buyer's Obligations. Buyer's obligation to purchase the Premises and pay the Purchase Price shall be subject to the satisfaction at or before the Closing of each of the following conditions, unless waived in writing by Buyer:

                          (i) Deed. Seller shall deliver the Deed, duly executed and acknowledged by Seller.

                          (ii) Title Affidavits. Such customary affidavits and indemnities as the Title Company may reasonably require in order to issue a so-called owner's title insurance policy without the standard exceptions, including without limitation, an exception for mechanics' and materialman's liens or for parties in possession, and with affirmative insurance to the effect that Verrill & Dana's rights of first offer, rights of first refusal and options to purchase has been complied with and will not affect Buyer's title except to the extent that it may apply to future sales;

                          (iii) Non-Foreign Affidavit. A non-foreign person affidavit executed to reflect the status of Seller;

                          (iv) Assignment of Service Agreements. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit C, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the written agreements relative to the operation, management, maintenance, security, finance or insurance for the Premises listed on Exhibit C-1 ("Service Agreements") in effect on the Closing Date but only those which Buyer has elected to assume, and evidence of the termination of all Service Agreements not so assumed;

                          (v) Assignment of Permits. Seller shall deliver a blanket assignment to Buyer in the form of Exhibit D of all permits, licenses, certificates, variances, consents and approvals pertaining to the Premises, duly executed and acknowledged by Seller, together with any originals of such instruments in Seller's possession or control, and together with approvals of any party which may be required in order to effectuate such assignments including without limitation, if required, the approval of any state or local authority.

                         (vi) Assignment of Leases. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit E, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the leases and lease guaranties, if any, set forth in Exhibit F for space in the Premises in effect on the Closing Date;

                          (vii) Warranty Bill of Sale and Assignment. Seller shall deliver to Buyer a Bill of Sale in the form attached hereto as Exhibit G for all apparatus, fixtures and articles of personal property owned by Seller and attached to or used or procured for use in connection with the operation or maintenance of the Premises including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, materials handling equipment, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Building (except those certain apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the building or to the management company or to persons other than Seller as shown on Exhibit G-1 unless the same be abandoned by any such sublessee or other occupant or person), together with any and all replacements thereof and additions thereto and all Intangible Property ("Personal Property");

                          (viii) Estoppel Certificates. Seller shall deliver current estoppel certificates in substantially the form provided by Buyer and containing information which comports with the Rent Roll for all tenants having leases for parking spaces at the Premises and occupying in excess of 5,000 rentable square feet of office space at Portland Square and, with respect to those tenants occupying less than 5,000 rentable square feet, least seventy-five percent (75%) of all other such retail tenants and seventy-five percent (75%) of all such non-retail tenants (determined by square footage of office space rather than the number of tenants). To the extent Seller is unable to obtain estoppel certificates from all tenants, Seller shall provide Buyer with an estoppel certificate in the form provided by Buyer with respect to lease information only, for all tenants from whom an estoppel certificate has not been obtained;

                          (ix) Representations and Warranties. The representations and warranties made by Seller in Paragraph 9 of this Agreement shall be true and correct on the date of this Agreement and shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made or given as of such date;

                         (x)        A 1099 IRS filing;

                         (xi) Evidence reasonably satisfactory to Buyer and the Title Company of (a) the authority of Seller to execute the closing documents and of any signatory to execute the same on behalf of the Seller and (b) the expiration of the rights of first offer, rights of first refusal and options to purchase of Verrill & Dana;

                         (xii) If Buyer assumes the Loan, an estoppel certificate of the Lender with respect to the Loan, as defined in Section 11(f), and final assumption documents relating to Buyer's assumption of the Loan, in form and substance reasonably satisfactory to Buyer and Seller, and true and complete copies of all documentation relating to the Loan have been provided to Buyer;

                          (xiii) Reissuances (addressed to Buyer) of the land use opinions issued by counsel to Seller in connection with the Loan dated as of the Closing;

                          (xiv) Delivery of all keys, locks, security codes and similar security-related materials;

                          (xv) Notices to all tenants under the Leases of the conveyance in form and substance reasonably satisfactory to Buyer;

                          (xvi) Any filings required under the laws of the State of Maine and the City of Portland relating to the transaction;

                          (xvii) All documentation required by change of ownership provisions under any Lease;

                         (xviii) An assignment in the form attached hereto as Exhibit M of all of Seller's rights (and the rights of any original Northland party) under that certain Memorandum of Rights, Options & Restrictions dated October 30, 1987 by and between Portland Square Limited Partnership and Verrill & Dana, as amended by letter agreement dated August 24, 1989 between Mark Massey and Christopher Coggeshall (the "Memorandum"); and

                          (xix) Assignment of Fisherman's Wharf Parking Lease dated December 9, 1991, as amended.

                  (c) Real Estate Taxes. Seller shall pay all real estate transfer taxes at the Closing and for the cost of recording any instruments required to clear title. Buyer shall pay for the recording of the Deed (not including real estate transfer taxes), any mortgages and any other instruments to be recorded.

         6. POSSESSION AND CONDITION OF UNITS AND PREMISES. Full possession of the Premises, free of all tenants and occupants, except those set forth on Exhibit F hereto, is to be delivered at the Closing, the Premises to be then in the same condition as they now are, reasonable use and wear thereof excepted, and, not in violation, in a manner which would adversely affect the use of the Premises for its current use, of the applicable laws and regulations referred to in paragraph 2(a) hereof or the Permitted Encumbrances.

         7. TITLE DEFECTS: EXTENSION OF TIME TO PERFECT TITLE. If Seller shall be unable to give title or to make conveyance, or to deliver possession of the Premises, all as herein stipulated, or if at the Closing the Premises do not conform with the provisions hereof, then Seller shall (i) remove all encumbrances, if any, which secure the payment of money, whether or not created by Seller including, but not limited to, liens and mortgages, and (ii) use reasonable efforts to remove all other defects in title and to deliver possession as provided herein, and to make the Premises conform to the provisions hereof, as the case may be, and thereupon the closing shall be extended for such period (not to exceed 45 days) as shall be required to remove such defects in title, deliver possession or make the Premises conform to the provisions hereof, as the case may be; provided, however, that with respect to Seller's obligations set forth in clause (ii) above, Seller shall not be obligated to expend to cure such defects, or to deliver possession, or to make the Premises conform, an amount greater than $100,000 in the aggregate.

         If at the expiration of the extended time Seller shall have failed so to remove any defects in title, deliver possession, or make the Premises conform, as the case may be, pursuant to this Paragraph 7, any deposits made under this Agreement shall be forthwith refunded to Buyer with the interest earned thereon and all other obligations of the parties hereto shall cease, and this Agreement shall be void and without recourse to the parties hereto. Notwithstanding the foregoing, Buyer shall have the election, at either the original or extended closing, to accept such title as Seller can deliver to the Premises in their then condition and to pay therefor the Purchase Price without reduction (except in the case of encumbrances which secure the payment of money which can be discharged of record by the payment of an ascertainable sum), in which case Seller shall convey such title to the Premises except that upon such election by Buyer in the event of such conveyance in accordance with the provisions of this clause if any portion of the Premises shall have been taken by exercise of the power or eminent domain, Seller shall pay over or assign to Buyer on delivery of the Deed all awards recovered or recoverable on account of such taking and all of Seller's rights to receive any such awards, less any amounts reasonably expended by Seller in obtaining such award, in which event there shall be no reduction in the Purchase Price, and except further that upon such election by Buyer if the Premises shall have been damaged by fire or casualty insured against, then Seller shall, unless Seller has previously restored the Premises to their former condition, pay over or assign to Buyer, on delivery of the Deed, all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by Seller for partial restoration, plus any deductible amount not recoverable.

         8. ACCEPTANCE OF DEED. The acceptance of the Deed by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except for the provisions of Paragraphs 9, 16 and 27 hereof, which shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement for a one (1) year period following the Closing with the exception of certain obligations with respect to the Equitable Loan as described in Paragraph 9 which will survive as set forth therein (and any other provisions which specifically state that they so survive).

         9. WARRANTIES AND REPRESENTATIONS. (a) Seller represents, covenants and warrants to and agrees with Buyer, as of the date of this Agreement and as of the closing, as follows:

                  (1) Seller has not received any written notice and does not otherwise have knowledge of any eminent domain and/or condemnation proceedings, either pending or contemplated, or of any current provisions of, or proposed changes in the zoning of the Premises for its current use, or any other local laws or ordinances either pending or contemplated, which, in either case, may materially adversely affect the use of the Premises for its current use.

                  (2) Seller is a limited partnership duly organized under the laws of the State of Massachusetts and duly qualified to do business in the State of Maine and has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Seller and such authority has not been revoked.

                  (3) Seller has not and, prior to the closing, will not grant any easements nor enter into any agreement for lease or otherwise which may affect title to or convey any interest in the Premises which cannot be terminated prior to the date of closing.

                  (4) Seller has not received written notice from any governmental, federal, state, county or municipal agency or authority requiring the assessment or correction of any condition with respect to the Premises or any part thereof, by reason of a violation of any law, regulation, ordinance or otherwise including without limitation The Americans With Disabilities Act and the Maine Human Rights Act and except as set forth in the study entitled "ADA

                         Analysis dated May 28, 1992" prepared by David Saltzman, A1A (which has been provided to Buyer), Seller does not otherwise have knowledge of any violation of any law, regulation, ordinance or otherwise relating to the Premises.

                  (5) Other than as set forth in the environmental report entitled "Report on Oil and Hazardous Material Site Evaluation, Portland Square Parking Lot, Portland, Maine" dated 16 October 1987, and the report entitled "Report on Oil and Hazardous Material Site Evaluation, Fore Street Parking Lot, Portland, Maine" dated 1 October 1987, both prepared by Haley & Aldrich, Inc. (collectively, the "Environmental Reports"), Seller has not received any written notice and does not otherwise have actual knowledge of oil or hazardous waste or materials present on or released to or from the Premises;

                  (6) The insurance maintained by Seller with respect to the Premises and its use and operation is listed on the certificates attached as Exhibit H hereto. Seller has not received any notices from any insurer or its agent requiring performance of any work with respect to the Premises or canceling or threatening to cancel any policy, and the Premises complies with the requirements of all insurance carriers and with the requirements of the State of Maine Board of Fire Underwriters.

                  (7) Except as disclosed in writing to Buyer prior to the date of this Agreement and listed on Exhibit I attached hereto, there are no actions or proceedings instituted or pending before any court, administrative agency or arbitrator against Seller, against or concerning the Premises, or against, relating to, or adversely affecting the right, title or interest of Seller in or to any of the Premises, or relating to Seller's execution or performance of this Agreement, and, to the best of Seller's knowledge, there are no such actions or proceedings threatened. No proceeding has been filed by or against Seller under the United States Bankruptcy Code, or any State law relating to bankruptcy or insolvency, seeking liquidation of Seller, or its reorganization, or an arrangement with its creditors, or the appointment of a trustee or receiver for its assets or business.

                  (8) All contractors, subcontractors and other persons or entities furnishing work, labor, materials or supplies for construction of or additions to the Premises or for tenant improvements have been paid in full or provided for in a manner satisfactory to Buyer according to its written approval, and Seller has no knowledge of any claims against the Premises or Seller in connection therewith and has no claims against any of its contractors or subcontractors except as set forth on Exhibit J hereto.

                  (9) The leases for parking spaces at the Premises and the guaranties thereof in all material respects are accurately and completely listed along with all amendments, letter agreements and letters of extension in Exhibit F (the "Leases"), and true and complete copies of which Seller has provided to Buyer. The Leases constitute the sole agreements and understandings relating to leasing or licensing of space on the Premises, there are no occupancies, rights, privileges or licenses in or to any other part of the Premises other than pursuant to the Leases, and, except as set forth in the Leases, no Lease provides for any restrictions or options on the leasing, use, ownership, purchase or occupancy of or any part of the Premises. The Leases are unmodified except as set forth in copies of the leases provided to Buyer, and in full force and effect, in accordance with their respective terms, without any actual or threatened default by either party thereunder, except as listed on Exhibit F attached hereto, nor are there any defenses, counterclaims, offsets, concessions or rebates except as set forth in the Leases, and Seller has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and, to the best of Seller's knowledge there is no basis for any such claim or notice of default by any tenant. The rent roll furnished by Seller to Buyer and attached hereto as Exhibit K accurately and completely sets forth all the rents payable by tenants, no tenant having paid more than one month's rent in advance. Exhibit K furnished by Seller to Buyer accurately and completely sets forth all security deposits from tenants. All tenant improvements or work to be done, furnished or paid for by Seller, or credited or allowed to a tenants for, or in connection with the Premises pursuant to any Lease have been completed and paid for or provided for in a manner satisfactory to Buyer according to its written approval. No tenant under the leases has any right to free rent or other concessions. No tenant is habitually in default under its lease. Except as set forth on Exhibit L attached hereto, no leasing, brokerage or like commissions, fees or payments are due from Seller or will be due from Buyer or any other party with respect to the Leases or any extensions, modifications or amendments thereof or any future sale of the Premises. With respect to any leasing commission due described in Exhibit L, the same shall only be due if the subject management agreement is in full force and effect. There has been no assignment, pledge or encumbrances of any Lease by Seller or any of the rents or other payments due to Seller thereunder except in connection with the Loan, as defined in Section 11(f) below. All insurance required to be provided by tenants under the Leases is in full force and effect.

                  (10) The Service Agreements are accurately and completely listed in Exhibit C-1, as so set forth constitute the sole agreements and understandings of Seller with respect to the operation and maintenance of any of the Premises, and the copies thereof furnished by Seller to Buyer are true and complete. To the best of Seller's knowledge, there are no claims or any bases for claims in respect of the Premises or its operation by any of the parties to the Service Agreements. All of said service agreements are cancelable upon no more than thirty (30) days' notice except as set forth in Exhibit C-1.

                  (11) Seller has submitted to Buyer statements of income of Seller for the years ended December 31, 1993, 1994 and 1995, prepared in accordance with generally accepted accounting principles consistently applied with an unqualified opinion of independent certified public accountants, that the above-described financial statements present fairly the results of operations for, and the financial position as at the end of, such years in accordance with generally accepted accounting principles consistently applied. Such statements of income present fairly the financial position and results of operations of Seller and the Premises as at the dates thereof. Since the date of the most recent of such financial statements there have been no changes in the assets, liabilities, financial condition, business or results of operations of Seller other than changes in the ordinary course of business the effect of which has not been in any case, or in the aggregate, materially adverse.

                  (12) There are no unpaid or outstanding real estate or other taxes, or assessments on or against the Premises or any part thereof which are payable by Seller (except only real estate taxes not yet due and payable). Seller has delivered to Buyer true and correct copies of real estate tax bills for the Premises for the current tax year. No abatement proceedings are pending with reference to any real estate taxes assessed against the Premises. There are no betterment assessments or other special assessments presently pending with respect to any portion of the Premises, and Seller has received no notice of any such special assessment being contemplated.

                  (13) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States or the State of Maine, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof (each a "Governmental Authority") is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Seller.

                  (14) The execution of this Agreement by Seller and Seller's observance and performance of all of its respective covenants and obligations hereunder do not contravene any judgement, order or provision of the law or any agreement binding upon Seller; however, the ability of Seller to perform under this Agreement is conditioned upon approval by Equitable of the assumption of the Loan by Buyer unless Buyer elects to pay cash for the Premises as described in Section 11(b) hereof.

                  (15) The Premises do not encroach upon the property of any third party and no improvements owned by any other party, either aboveground or underground, encroach upon the Premises.

                  (16) All utilities servicing the Premises are of sufficient capacity for the unimpeded current operation of the Premises and such utilities are obtained via connections directly in the public ways abutting the Premises without the need for any easements, rights of way or licenses from any third parties except as shown on the survey described in Exhibit B hereto and on the survey described in Exhibit B to the purchase and sale agreement for Units #1-6 at One Portland Square.

                  (17) With respect to the Loan as defined in Section 11(f), Seller has not breached any warranty, representation or covenant made by Seller to Lender and is otherwise not in default under the Loan, and the Loan is non-recourse except under certain circumstances set forth in the Loan documents, true and complete copies of which have been provided to Buyer.

                  (18) The parking lots were built in accordance with the original plans and specifications as the same were approved by the appropriate local and state authorities.

                  (19) All permits, licenses and approvals necessary for the construction, use, and operation of the Premises have been obtained and are in full force and effect, all requirements thereof have been complied with and all appeal periods relating thereto have expired without appeal.

                  (20) All private ways providing access to the Premises are zoned in a manner which will permit access to the Premises over such ways by all passenger and commercial vehicles.

                  (21) The Memorandum, as defined in Section 5, is in full force and effect to the best of Seller's knowledge; a true and complete copy of The Memorandum and amendments thereto has been delivered to Buyer; there are no other amendments thereto except as described in Paragraph 5(b)xviii; there are no defaults by either party to the Memorandum or by Two Portland Square Limited Partnership as assignee thereof; all provisions of the Memorandum have been fully complied with (i) in connection with the transaction contemplated by this Agreement and (ii) in general, including without limitation, all provisions of the Memorandum which relate to the construction, use and operation of Two Portland Square.

                  (22) The lease for parking spaces at Fisherman's Wharf dated December 9, 1991 between Portland Square Limited Partnership and Fisherman's Wharf

                       Associates II is in full force and effect and all rent is paid in full to the end of the month in which the Closing occurred and Seller has received no notice of default from the Landlord thereunder.

         It shall be a condition of Buyer's obligation to close under this Agreement that the foregoing warranties and representations made by Seller shall be true in all material respects as of the closing. In the event any warranty or representation made herein shall not be true in all material respects at the Closing and Seller gives written notice thereof to Buyer prior to Closing, then, at Buyer's option, and as Buyer's sole remedy at law or in equity, all sums paid hereunder by Buyer shall forthwith be refunded to Buyer with all interest earned thereon and all obligations of the parties hereunder shall terminate without recourse. If Buyer elects to purchase the Premises notwithstanding such notice, the particular warranty or representation shall be deemed amended.

         Each of the general and limited partners of Seller and the other signatories to the Loan documents (collectively, said general and limited partners, other signatories and Seller hereinafter referred to as the "Liable Parties") hereby join in this Agreement for the purpose of representing that they know of no information which would indicate that any of the foregoing representations is untrue or misleading and agree to be jointly and severally liable post-closing for the one (1) year period following the closing for any misrepresentation of Seller in this Section 9 and any misrepresentation of any of the Liable Parties set forth in this sentence. Furthermore, the Liable Parties also agree, jointly and severally, to indemnify and hold harmless Buyer and its nominee post-Closing (i) for any and all costs or expenses incurred by the Buyer during the one (1) year period following the Closing pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed or caused by any of the Liable Parties prior to the Closing; provided that the Buyer did not have actual knowledge, prior to the Closing, of the existence of the breach; and (ii) for the term of the Loan as of the date hereof (or until the Loan is discharged, assigned by Buyer or its nominee or satisfied, if earlier) for any and all costs or expenses incurred by the Buyer pursuant to the Loan documents as a result of any and all so-called "bad acts", including without limitation, fraud, misrepresentation or deceptive business practice committed by any of the Liable Parties in connection with the Loan prior to the Closing. Likewise, Buyer agrees to indemnify and hold harmless Seller post-Closing for the term of the Loan (or until the Loan is discharged or satisfied, if earlier) for any and all costs and expenses incurred by Seller pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed by or caused by Buyer or its nominee after Buyer assumes the Loan or as a result of any and all "bad acts", as defined above, committed by Buyer in connection with the Loan. The word "Lender" as used in this Paragraph shall be deemed to include Lender, its successors and assigns.

                  (b) Buyer represents, covenants and warrants to and agrees with Seller that Buyer has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Buyer and such authority has not been revoked.

         10. DELIVERY OF PREMISES IN "AS IS" CONDITION. Except as expressly set forth in this Agreement, Buyer acknowledges that Buyer has not been influenced to enter into this transaction nor has Buyer relied upon any warranties, representations or indemnities by Seller, express or implied, with respect to the condition or suitability of the Premises or any part thereof, any matter of fact or any matter in any way relating to the Premises, this Agreement or otherwise. In particular, Buyer acknowledges that Seller is selling and Buyer is purchasing the Premises "AS IS, WHERE IS", with all faults and defects, latent, patent or otherwise. Without limiting the generality of the foregoing, Buyer acknowledges that, except as expressly set forth in this Agreement and in the Deed, neither Seller nor any broker or agent of Seller has provided any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, as to:

                  (a) The nature, quality or condition of the Premises, including, without limitation, the water, soil and geologic or environmental nature, quality or condition;

                  (b) The suitability of the Premises for any and all activities and uses which Buyer may conduct thereon;

                  (c) The compliance of or by the Premises or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body;

                  (d) The habitability, merchantability or fitness for a particular purpose of the Premises; or

                  (e) Any other matter with respect to the Premises not specifically addressed in Paragraph 9(a) above.

         11. DUE DILIGENCE. Buyer's obligation to purchase the Premises shall be subject to the satisfaction of Buyer with respect to all aspects of the Premises and the Loan, including without limitation, the title, survey, environmental and other condition, compliance with law, taxes and assessments based upon Buyer's due diligence review of the same at Buyer's sole cost and expense by May 24, 1996 ("Due Diligence Period").

         Buyer shall have the right to terminate this Agreement for any reason during the Due Diligence Period without recourse to either party hereto in which case Buyer shall receive a refund of its deposit and any interest thereon. If Buyer does not so terminate this Agreement by notice to Seller given within the Due Diligence Period, Buyer shall not thereafter have any claim against Seller or any right to terminate this Agreement because of any matters which were existing at the expiration of the Due Diligence Period unless Seller agrees in writing to cure any defects and then fails to do so; provided, however, that the foregoing shall not in any way limit the obligations of Seller and each other party to the Agreement pursuant to Section 9 of this Agreement.

         The provisions of this paragraph 11 shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement.

                  (a) Environmental Inspection. Buyer acknowledges that the Environmental Reports have been prepared by parties other than Seller, that Seller has made no representation or warranty with respect to the content, completeness or accuracy of the Environmental Report and that Seller does not intend for Buyer to rely upon the information set forth in the Environmental Report.

         Buyer shall have the right to retain a qualified professional at its expense to prepare a report concerning compliance of the Premises with the Comprehensive Environmental Response Compensation Act, the Resource Conservation and Liability Act, the Superfund Amendment and Reauthorization Act, the Resource Conservation Recovery Act, the Superfund Amendment Act and Reauthorization Act, any so-called federal, state or local "superfund" or "superlien" statute or other federal or state or local laws. Upon request of Seller, Buyer shall provide a copy of same to Seller to the extent that Buyer's consultants permit the same. Buyer agrees to limit all communication relative to the report to Buyer, Seller, the qualified engineer and Buyer's counsel except as required by law.

                  (b) Financing Contingency. Seller hereby agrees to negotiate and coordinate the assumption of Seller's existing loan (the "Loan") by Buyer's nominee covering the Units and the upper and lower parking lots at Portland Square from Equitable Life Assurance Society of the United States ("Lender") which will have a current outstanding principal balance of $12,388,285.00 as of June 1, 1996 on the same terms and conditions currently in effect with the exception of the Equitable Conditional Guaranty and Paragraph 38 in the Equitable Second Amendment of Mortgage and Security Agreement dated June 1, 1995 both of which shall be waived and with the exception of the addition of a further assignment provision for future owners and a restatement in the loan assumption documents of the non-recourse language contained in the existing loan documents. Such terms of assumption must be reasonably satisfactory to Seller. In the event a binding written commitment satisfactory to Buyer in its sole discretion for such financing is not obtained from Lender on or before the expiration of the Due Diligence Period, then Buyer or Seller shall have the option to (i) terminate this Agreement without recourse to the other party in which case all deposits made hereunder shall forthwith be refunded to Buyer with interest thereon or (ii) extend the Due Diligence Period for up to an additional thirty (30) days with respect to this financing contingency only. In the event Seller exercises its right to terminate hereunder, such exercise shall not be effective if Buyer elects to purchase the Premises without assuming the Loan and pays all costs paid to or for Lender by Seller in connection with a prepayment of the Loan as required by the Loan documents less the one point (1%) fee that Seller would have paid if Buyer had assumed the Loan which Seller shall pay towards such prepayment fee. If Buyer does assume the Loan, the fee charged by the Lender (one point of loan amount) as consideration for allowing the assumption and Lender's attorney's fees, but excluding Buyer's attorney's fees, shall be paid by Seller.

         12. ACCESS TO INFORMATION. Seller will give Buyer and its counsel, inspectors, accountants, and other representatives full access, during normal business hours, to the Premises and to the books, contracts, commitments, and other records (including computer files, retrieval programs, and other documentation) of Seller and will furnish Buyer and such representative during such periods with all such information and data concerning the affairs of Seller and the Premises as Buyer or such representatives reasonably may request. Buyer and its agents and consultants shall also have the right, at reasonable times and upon reasonable notice to Seller, to enter upon the Premises, to perform measurements, surveys, environmental tests including subsurface exploration (with Seller's prior approval of scope), structural inspections and such other tests which Buyer may deem necessary to evaluate the Premises. All such testing shall be at Buyer's risk and expense. Buyer agrees to indemnify and hold Seller harmless from any and all liability, loss and damage incurred by Seller as a result of the exercise of the foregoing access rights by Buyer, its agents or consultants except if due to any notification required to be made by law to any local, state or federal authority. Should Buyer disturb the current condition of the Premises in exercising such access rights, Buyer agrees to restore the Premises to its current condition if Buyer does not take title to the Premises in accordance with this Agreement.

         13. USE OF MONEY TO CLEAR TITLE. To enable Seller to make conveyance as herein provided, Seller may, at the closing, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests provided the documents necessary to clear title are recorded simultaneously with the Deed.

         14. INSURANCE. Until the closing, Seller will maintain in full force and effect any existing policies of insurance relating to the Premises.

         15. CLOSING ADJUSTMENTS. The parties agree that the revenue from and expenses relating to the Premises shall be adjusted effective as of the Closing Date with the intent that the Seller shall be entitled to the benefit of all revenues from the Premises and shall be responsible for all expenses relating to the Premises up to the Closing Date and the Buyer shall be entitled to the benefit of all revenues from the Premises from and after the Closing Date. Without restricting the generality of the foregoing, the following closing adjustments shall be made at the Closing. With respect to the Closing Date, Buyer shall be responsible for all expenses and entitled to all income for such date.

                  (a) Rents. All security deposits and interest thereon shall be paid to Buyer or credited against the Purchase Price at Closing. Collected rents (fixed, minimum, additional or percentage) and charges (including, but not limited to, CAM, real estate and tax amounts payable by tenants and any last month's rent or other advance rents) shall be adjusted as of the Closing date. Uncollected rents (fixed, minimum, additional or percentage) and unpaid charges (as aforesaid) for the relevant period shall be adjusted if and when collected in the case of rents and adjusted if and when paid in the case of charges. All rents and charges collected after the Closing shall be applied first against sums payable for the then current rental period, with any excess applied first against such sums as are then due and payable to Buyer for the period from and after the Closing Date and then and only then against such sums as are then due and payable to Seller for the period prior to the Closing Date. Percentage rents shall be adjusted on the assumption that sales upon which they are computed were the same for each day of said period. Buyer agrees to use reasonable efforts (not including legal proceedings) during the six month period following the Closing to collect (on behalf of Seller, as its agent and without fee) unpaid rents and charges due and payable for periods prior to the Closing and to hold same as collected in a special account and to account for in writing and remit same to Seller monthly (less Buyer's or Buyer's managing agent's reasonable costs) during such period. At the end of such six month period, the obligations of Buyer to collect such unpaid rent under this Section 15(a) shall terminate; however, Seller shall have, at its option, continuing after the end of such six-month period, for a period of six (6) additional months, the right to collect (at Seller's sole cost and expense) any unpaid rents and charges due and payable for periods prior to the Closing, but such right shall not include summary process or eviction proceedings or any proceedings which might affect the landlord-tenant relationship under the leases.

                  (b) Taxes and Expenses of Sale. Real estate taxes (no matter how levied), and any other taxes in the nature thereof and constituting a lien upon the Premises if not paid. If the amount of real estate taxes for the fiscal year during which Closing occurs is not finally determined at the time of Closing, such taxes shall be apportioned on the basis of the full amount of the assessment for such period (or the assessment for the prior tax period if the assessment for the current tax period is not then known) and the rate for the next prior tax year, notwithstanding any provisions of law which permit reduced payment pending final determination, and shall be reapportioned as soon as the new tax rate and valuation, if any, has been finally determined; and, if the taxes which have been apportioned shall subsequently be reduced by abatement, the amount of such abatement, less the cost of obtaining the same and after deduction of sums payable to tenants under Leases or expired or terminated Leases, shall be apportioned between the parties. All other assessments of every type, nature or description, as of the Closing Date, assessed to the Premises and outstanding, shall be paid in full by Seller prior to the Closing (or by Buyer after the Closing out of any funds withheld from the Purchase Price for that purpose). If there are any type of taxes payable to any governmental authority by reason of the sale or transfer of the Premises, Seller agrees to pay the same and provide an appropriate return or form executed by Seller, as may be required.

                  (c) License Fees. Fees for customary annual or other periodic licenses and permits for periods including the Closing Date.

                  (d) Service Contracts. Charges on contracts and agreements listed on Exhibit C-1 which are to be assigned to Buyer.

                  (e) Utilities. Seller will obtain final cut-off readings of fuel, telephone, electricity, water, sewer and gas on the Closing Date but will not permit such utilities to be cut off. Seller shall pay the bills based on such readings promptly after the same are rendered. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such services on the basis of the bill therefor for the most recent billing period prior to the Closing Date, and Seller and Buyer shall promptly readjust the apportionments in accordance with the last bills rendered.

         16. BROKERS. Seller and Buyer each represents and warrants to the other that it has dealt with no real estate broker or other person who would be entitled to be paid a commission by reason of the procurement of this Agreement or the transaction which is the subject matter hereof other than Northland Management Corp. ("Broker"), and each agrees to indemnify and hold the other harmless from and against any loss, cost, damage or expense arising out of any breach by the indemnifying party of the foregoing representation and warranty. Seller agrees to pay Broker any and all fees which may be due to Broker in connection herewith.

         17. BUYER'S DEFAULT; DAMAGES. If Buyer shall fail to fulfill Buyer's obligations hereunder, all payments made hereunder by Buyer, together with any and all interest thereon from the date hereof, shall be paid to Seller as full and complete liquidated damages and not as a penalty, and shall be Seller's sole remedy at law or in equity, and all obligations of Seller and Buyer hereunder shall terminate without recourse to either party.

         18. ESCROW AGENT; DISPUTES. (a) Liability of Escrow Agent. With respect to any amount placed in escrow pursuant to this Agreement, the Escrow Agent shall not be liable for any action or nonaction taken in good faith in connection with the performance of its duties hereunder, but shall be liable only for its own willful default or misconduct. Notwithstanding anything contained in this Agreement to the contrary with respect to the obligations of the Escrow Agent, should any dispute arise with respect to the delivery and/or ownership or right to possession of such amount, the Escrow Agent shall have no liability to any party hereto for retaining dominion and control over such amount until such dispute shall have been settled:

                           (i)      by mutual agreement between the parties; or

                           (ii) by final order, decree or judgment by a court of competent jurisdiction in the United States of America (and no such order, decree or judgment shall be deemed to be "final" unless and until the time of appeal has expired and no appeal has been perfected);

and the Escrow Agent shall make payment of such amount as the parties may have mutually agreed or in accordance with such final order, decree or judgment. In no event shall the Escrow Agent be under any duty whatsoever to institute or defend any such proceedings.

                  (b) Disputes. Except as provided below in items (i) and (ii) the Escrow Agent shall deliver the Deposit to Seller promptly after the Closing.

                           (i) Demand by Buyer. The Escrow Agent shall deliver the Deposit to Buyer promptly upon receipt of a written demand therefor from Buyer stating that Seller has defaulted in the performance of this Agreement or that any condition or obligation of Buyer under this Agreement has not been fulfilled stating the facts and circumstances underlying such default or unsatisfied condition; provided, however, that the Escrow Agent shall not so act until fifteen
                                    (15) days after Seller has received a copy of such demand, nor thereafter honor such demand by Buyer if it shall have received notice from Seller in accordance with subsection (iii) below.

                       (ii) Demand by Seller. The Escrow Agent shall deliver the Deposit to Seller promptly after written demand therefor from Seller given subsequent to the Closing Date, stating that Buyer has defaulted in performance of this Agreement and the facts and circumstances underlying such default; provided, however, that the Escrow Agent shall not so act until fifteen (15) days after Buyer has received a copy of such demand, nor thereafter honor such demand by Seller if it shall have received notice from Buyer in accordance with subsection (iii) below.

                       (iii) Upon the filing of a written demand for the Deposit by Buyer or Seller, as the case may be, pursuant to subsections (i) or (ii) above, the Escrow Agent promptly shall mail a copy thereof to the other party in the manner provided herein for the giving of notices and the other party shall have the right to object to the compliance by the Escrow Agent with such demand by filing written notice of such objection with the Escrow Agent at any time within fifteen days after the receipt of such copy by such party, but not thereafter. Such notice shall set forth the basis for objecting to the delivery of the Deposit. Upon receipt of such notice of objection, the Escrow Agent shall promptly mail a copy thereof to the party which filed a written demand for the Deposit.

                       (iv) In the event the Escrow Agent shall have received the notice of objection provided for in subsection (iii) above within the time therein prescribed, the Escrow Agent shall continue to hold and invest the Deposit until: (i) the Escrow Agent receives the joint written direction from Seller and Buyer or a final judgement of a court of competent jurisdiction directing the disbursement of the Deposit, in which case the Escrow Agent shall then disburse same in accordance with such direction or judgement; or (ii) in the event of litigation between Seller and Buyer, the Escrow Agent delivers the deposit to the Clerk of Court in which such litigation is pending, or (iii) the Escrow Agent deposits all of same with a court of competent jurisdiction and therein commences an action for interpleader, the cost thereof to the Escrow Agent to be borne by whichever of Seller or Buyer does not prevail in the litigation.

         19. PACKAGE OFFER CONTINGENCY. Seller and Buyer acknowledge that the Premises which are the subject of this Agreement are part of a package offer to purchase certain property located in Portland, Maine consisting of the Premises, condominium Units 1-6 in the building known as One Portland Square and the building known as Two Portland Square (collectively the "Package Properties"). Accordingly, Buyer shall only have the right to purchase the Premises described herein if Buyer also simultaneously purchases the other Package Properties, except that if Seller fails to fulfill its obligations under this Agreement or the agreement for the sale of Units #1-6 at One Portland Square or seller of Two Portland Square fails to fulfill any of its obligations under that purchase and sale agreement, Buyer shall not be required to purchase less than all of the Package Properties but rather shall only be required to purchase all the Package Properties simultaneously. Therefore, in the event Buyer requests a refund of its deposit on or before the expiration of the Due Diligence Period for any of the reasons contained in paragraph 11 or is otherwise refunded its deposit because Seller has failed to fulfill its obligations hereunder, Buyer shall be entitled to a refund of its deposits held pursuant to the other two (2) purchase and sale agreements for the other Package Properties. Likewise, if Buyer receives a refund of its deposit under any of the other two (2) purchase and sale agreements, Buyer shall receive a refund of the deposit held hereunder. In addition, in the event the time for performance is extended pursuant to Paragraph 7 of any of the purchase and sale agreements for any of the Package Properties, the time for performance under any of the other purchase and sale agreements for the other Package Properties shall likewise be automatically extended without the necessity of additional written documentations.

         20. VERRILL & DANA CONTINGENCY. Buyer and Seller acknowledge that Verrill & Dana, the owner of Units #7-10 at One Portland Square has a right of first offer to purchase the Package Properties. Accordingly, this Agreement is contingent upon the expiration on or before May 1, 1996 of Verrill & Dana's said right of first offer. In the event Verrill & Dana exercises such right, all deposits made hereunder shall be refunded to Buyer with interest thereon and this Agreement shall terminate without recourse to the parties hereto. In addition, if Verrill & Dana exercises such right, this Agreement shall automatically terminate without recourse to either party hereto and Seller shall promptly refund the Deposit with interest thereon and reimburse Buyer for all reasonable out-of-pocket costs incurred in connection with its due diligence described in Paragraph 11 hereof, including without limitation, legal, engineering and environmental costs and Buyer shall provide Seller with valid invoices therefor.

         21. ENTIRE UNDERSTANDING. This Agreement, with the exhibits attached hereto, if any, constitutes the entire agreement between the parties hereto with respect to the Premises and no verbal statements made by anyone with regard to the transaction which is the subject of this Agreement shall be construed as a part hereof unless the same be incorporated herein by writing.

         22. NOTICES. All notices required or permitted to be given hereunder shall be in writing and delivered by hand or mailed postage prepaid, by registered or certified mail or by telecopy, addressed in the case of Seller, to Northland Management Corporation, 2150 Washington Street, Newton, Massachusetts 02162, Attention: Jeremy Hubball, President, and in the case of Buyer, to: Karl Weller, Senior Vice President, MGI Properties,
1 Winthrop Square, Boston, MA 02110 or in case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or if so mailed, when deposited with the U.S. Postal Service, or if so telecopied, when received.

         23. CONSTRUCTION OF AGREEMENT. This Agreement, executed as of the date first above written, is to be construed as a Massachusetts contract, is to take effect as a sealed instrument, is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, and may be cancelled, modified or amended only by a written instrument executed by both Seller and Buyer.

         24. OPERATING COVENANTS. The following shall govern the operations of the Property from the effective date hereof through the Closing Date.

                       (a) Seller shall not take any of the following actions without the express written consent of Buyer: (i) make or permit to be made any material alterations to the Premises; (ii) enter into any lease or service contract with respect to the Premises or any part thereof; (iii) remove or permit the removal from the Premises of any personal property other than in the ordinary course of business in which the personal property being removed is replaced with new personal property of equal or greater value; (iv) reduce the quality of the improvements at the Premises or their service and maintenance, or materially reduce the number of employees currently employed by Seller to service, maintain and secure the Premises; or (v) modify or agree to the modification of any of the terms or conditions of any existing Lease or contracts.

                       (b) At all times prior to the Closing Date, Seller shall continue to operate and manage the Premises in a manner consistent with Seller's operation and management policies in effect as of the effective date of this Agreement; subject, however, to Seller's compliance with its obligations under Paragraph 24(a) above.

                       (c) Seller will pay in full, prior to the Closing Date, all bills and invoices for labor, goods, material and services of any kind relating to the Premises. Except as provided in Paragraph 24(a) above, any alterations, installations, decorations and other work required to be performed under the Leases or other agreements affecting the Premises prior to the Closing have been, or will be, completed by the Closing Date, and have been, or will be, paid in full prior to the Closing Date or if same have not been completed and/or paid at the Closing Date, the Purchase Price will be reduced by an amount equal to the unpaid amounts and such amounts shall be paid by Buyer.

                       (d) After the date hereof and prior to the Closing Date, no part of the Premises or any interest therein will be alienated, encumbered or otherwise transferred, and no liens will be placed or permitted to be placed thereon.

                       (e) It shall be a condition of Buyer's obligations hereunder that on the Closing Date there shall be no default by Seller under any Lease.

                       (f) After the date hereof, Seller shall promptly notify Buyer of any change in any condition with respect to the Premises or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, or any covenant of Buyer under this Agreement incapable or less likely of being performed, it being understood that the Seller's obligation to provide notice to Buyer under this Paragraph 24 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement.

         25. LIKE-KIND EXCHANGE. Buyer reserves the right to designate the Premises as a replacement property in connection with any like-kind exchange that it may transact, and Seller agrees to cooperate in such like-kind exchange transaction and to sign such documentation as may be reasonably requested by Buyer so long as Seller is not placed in a less advantageous position, receives the full purchase price in cash subject to Paragraph 11(b) and Buyer pays all of Seller's expenses, if any, related thereto.

         26. PERSONAL LIABILITY. The Seller is a Massachusetts Limited Partnership and all persons dealing with the Limited Partnership, including the Buyer, must look solely to the property of the Limited Partnership and to the General Partner for the enforcement of any claims against the Limited Partnership. No limited partner, shareholder, director, employee, agent, parent, or officer of the Seller shall be liable for any obligation, express or implied, under this Agreement except as set forth in Section 9 with respect to the General Partner and Limited Partners of Seller and certain other parties. The preceding two sentences shall be inserted, or deemed inserted at Seller's election, in every document and agreement executed and/or delivered by Seller pursuant hereto. MGI Properties is a Massachusetts business trust and all persons dealing with the Trust, including without limitation, the Seller, must look solely to the property of the Trust for the enforcement of any claims against the Trust. Neither the trustees, officers, agents nor shareholders of the Trust assume any personal liability in connection with its business or assume any personal liability for obligations entered into on its behalf. The preceding two sentences shall be inserted, or deemed inserted at Buyer's election, in every document and agreement executed and/or delivered by Buyer pursuant hereto. The foregoing provisions of this Paragraph 26 shall survive the Closing Date, the delivery of the deed, and any termination of this Agreement.

         27. SEC RULES. Seller agrees to cooperate with Buyer at no cost to Seller in any audit which may be required to be conducted by Buyer's accountants in connection with Buyer's compliance with SEC Rules. The provisions of this Paragraph 27 shall survive the delivery and recording of the Deed.

                                   SELLER:

                                   PORTLAND SQUARE LIMITED
                                   PARTNERSHIP , a Massachusetts Limited
                                   Partnership
                                   By:   Northland Union Street Limited,
                                         Partnership, its General Partner, a
                                         Massachusetts Limited Partnership
                                   By:   Northland Realty Corporation,
                                         its General Partner, a Delaware
                                         Corporation


Witness: /s/ Alyssa Jermyn         By:   /s/ Jeremy Hubball
                                             Jeremy Hubball, President

                                   BUYER:

                                   MGI PROPERTIES


Witness: /s/ Diane J. Soucy        By:   /s/ Kev Welles
                                   Its: JUP

                                   ESCROW AGENT:

                                   ATLANTIC TITLE COMPANY


Witness: /s/ Wendy Lee Dyer        By:   /s/ Samuel H. Merrill
                                   Its:  Staff Counsel


                                   AS TO PARAGRAPH 9 ONLY:
                                   GENERAL PARTNER:

                                   NORTHLAND UNION STREET LIMITED
                                   PARTNERSHIP
                                   By:   Northland Realty Corporation,
                                         its General Partner


Witness: /s/ Alyssa Jermyn         By: /s/ Jeremy Hubball
                                           Jeremy Hubball, President

                                      NORTHLAND REALTY CORPORATION


Witness:  /s/ Alyssa Jermyn           By: /s/ Jeremy Hubball
                                              Jeremy Hubball, President


                                      LIMITED PARTNERS:

                                      INTERNATIONAL PROPERTIES
                                      LIMITED PARTNERSHIP
                                      By:   International Properties, Ltd.,
                                            its General Partner


Witness:  /s/ John Morrow             By:   /s/ Frank Sobey
                                            Frank Sobey, Vice President


                                      J.B. BROWN & SONS, a ____________


Witness:  /s/ Dawn E. Smith           By: /s/ Charles E. Prinn III
                                              Charles E. Prinn III, President


                                      NORTHLAND SPRING STREET
                                      LIMITED PARTNERSHIP, a Massachusetts
                                      Limited Partnership
                                      By:   Northland Realty Corporation,
                                            its General Partner


Witness: /s/ Alyssa Jermyn            By: /s/ Jeremy Hubball
                                              Jeremy Hubball, President


                                      NORTHLAND INVESTMENT
                                      CORPORATION


Witness:  /s/ Alyssa Jermyn           By: /s/ Joseph R. Ryan
                                              Joseph R. Ryan, E.V.P.

w:\p&s.agr\2port\mgilot.6

                                   EXHIBIT A

PARCEL THREE - Lower Parking

A certain lot or parcel of land being the majority of the block bounded northerly by Fore Street, easterly by Cross Street, southerly by Commercial Street and westerly by Center Street in the City of Portland, County of Cumberland and State of Maine, and further bounded and described as follows:

Beginning at a drill hole at the intersection of the northwesterly line of Commercial Street and the easterly line of Center Street, said point being the most southwesterly corner of certain land conveyed to the Atbro Corporation by deed dated October 3, 1979, and recorded in the Cumberland County Registry of Deeds in Book 4506, Page 48;

Thence North 43[degrees] 29' 22.8" East along Commercial Street, a distance of
54.32 feet to a reinforcing rod;

Thence North 46[degrees] 50' 30" East along said Commercial Street, a distance of 54.32 feet to a reinforcing rod;

Thence North 52[degrees] 30' 11.2" East along said Commercial Street, a distance of 35.64 feet to a drill hole;

Thence North 24[degrees] 17' 37.6" West along land formerly of Ari Newman and Lee Beamis, and now Harbor Landing Condominium, see Declaration of Condominium recorded in Book 6505, Page 312, Cumberland County Registry of Deeds, a distance of 93.23 feet to a reinforcing rod;

Thence North 65[degrees] 44' 46" East along land now or formerly of said Ari Newman and Lee Beamis, a distance of 109.60 feet to a P.K. Spike in the westerly line of Cross Street;

Thence North 13[degrees] 21' 13.9" West along said Cross Street, a distance of
287.70 feet to a reinforcing rod, said point being located at the intersection of the westerly line of Cross Street and the southerly line of Fore Street;

Thence South 69[degrees] 41' 09.0" West along said Fore Street, a distance of
318.64 feet to a reinforcing rod, said point being located at the intersection of the southerly line of Fore Street and the easterly line of Center Street;

Thence South 24[degrees] 16' 16.2" East along said Center Street, a distance of
451.12 feet to the point of beginning.

Excepting from the above described premises those premises taken by the State of Maine by its Department of Transportation set forth in its Notice of layout and Taking dated August 21, 1991 and recorded in the Cumberland County Registry of Deeds in Book 9688, Page 341.

PARCEL TWO - Upper Parking

A parcel of land shown as "Lot 3" on a Land Title Survey prepared for Northland Realty Corporation by Lewis & Wasina, Inc. dated April 5, 1995, Project No.
9508 located on the southerly side of Spring Street Arterial, the easterly side of Cotton Street and the northerly side of Fore Street, City of Portland, County of York, State of Maine, and being more particularly described as follows:

Beginning at a found rebar at the intersection of the northerly right of way line of Fore Street and the easterly right of way line of Cotton Street;

Thence, N24[degrees]18'44"W along the easterly right of way line of Cotton Street a distance of 356.32 feet to a set 5/8 inch rebar with aluminum cap stamped "Lewis & Wasina PLS 2114" at the southerly right of way line of Spring Street Arterial;

Thence, N65[degrees]47'27"E along the southerly right of way line of Spring Street Arterial a distance of 89.72 feet to a found rebar;

Thence, continuing to follow the southerly right of way line of Spring Street Arterial along a curve to the left having a delta of 3[degrees]11'35", a radius of 3887.30 feet, an arc length of 216.65 feet and a chord bearing and length of N64[degrees]11'39"E, 216.62 feet to a found drill hole in a concrete sidewalk;

Thence, S11[degrees]09'10"E following the former easterly right of way line of Cross Street, now discontinued, along Lot 1 and lands conveyed by deed to Two Portland Square Limited Partnership as shown on said plan a total distance of
413.33 feet to a found rebar on the northerly right of way line of Fore Street;

Thence, S78[degrees]49'49"W along the northerly right of way line of Fore Street a distance of 79.03 feet to a found rebar;

Thence, S75[degrees]13'06"W along the northerly right of way line of Fore Street a distance of 137.10 feet to the Point of Beginning.

All the above mentioned found rebar are 5/8 inch with aluminum cap stamped "SMRT RLS 1314".

Reference should be made to the plan for further details of the boundary and easements.

The basis of bearing for this description is magnetic north, 1972, as shown on said plan.

                                    EXHIBIT B
                              LIST OF ENCUMBRANCES
                                UPPER PARKING LOT


1. Liens for taxes and assessments for fiscal year 1997 and subsequent years not yet due and payable.

2. Terms and Conditions of Memorandum of Rights, Options, Restrictions by and between Portland Square Limited Partnership and Verrill & Dana dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277.

3. Rights and easements for public utility facilities, pedestrian passage and scenic view corridor as set forth in quit-claim deed from Portland Square Limited Partnership to The City of Portland dated April 25, 1986 and recorded in Cumberland County Registry of Deeds in Book 7168, Page 48 and shown on "Cross Street Easement Plan" dated January 3, 1986 prepared by Hunter-Ballew Associates.

4. Rights and easements granted to Portland Water District by Portland Square Limited Partnership as set forth in an instrument dated July 9, 1987 and recorded in the Cumberland County Registry of Deeds in Book 7931, Page 152.

5. Terms and provisions of Lease for parking spaces by and between Portland Square Limited Partnership as Lessor and Verrill & Dana as Lessee dated October 30, 1987, a Memorandum of which is recorded in the Cumberland County Registry of Deeds in Book 8045, Page 299.

6. Rights, easements, covenants, conditions and restrictions set forth in Declaration of Easement by Portland Square Limited Partnership dated October 30, 1987, and recorded in the Cumberland County Registry of Deeds in Book 8045, Page 303.

7.       Parking tenants shown on Schedule 1.

8. Rights, easements, covenants, conditions and restrictions set forth in Declaration of Easement by Portland Square Limited Partnership dated December 18, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 117; as affected by Subject Property Notice dated December 18, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 136; and by Permitted Parking Areas Plan dated December 18, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 141.

9. Rights and easement granted from Portland Square Limited Partnership to Central Maine Power Company by deed dated February 28, 1990 and recorded in the Cumberland County Registry of Deeds in Book 9107, Page 251.

                              LIST OF ENCUMBRANCES
                                    LOWER LOT

1. Liens for taxes and assessments for fiscal year 1997 and subsequent years not yet due and payable.

2. Matters disclosed on survey entitled land of Property in Portland, Maine made for Portland Square Limited Partnership - Land Title Survey, prepared by H.I. and E.C. Jordan, Surveyors, Plan File No. 99, Louis T. Maguire, RLS #284, dated November 15, 1989 and revised to March 28, 1995.

3. Lease between Portland Square Limited Partnership and Verrill & Dana, a memorandum of which is recorded in the Cumberland County Registry of Deeds in Book 8045, Page 299, and matters affecting said leasehold interest as shown on record; as affected by Notice of Designation dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 115.

4. Declaration of Easement by Portland Square Limited Partnership dated December 18, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 117; as affected by Subject Property Notice dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 136; and by Permitted Parking Areas Plan dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 141.

5. Rights and easements for roof overhang and for the use of sidewalks over portions of the premises granted to Ari Newman and Lee Beamis by deed dated September 12, 1967 and recorded in the Cumberland County Registry of Deeds in Book 3011, Page 321.

6. Rights, easements, covenants, conditions and restrictions set forth in Declaration of Easement by Portland Square Limited Partnership dated October 30, 1987 and recorded in Cumberland County Registry of Deeds in Book 8045, Page 303; as affected by Additional Declaration of Easement dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 92; Release of Easement dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 97; Subject Property Notice dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 102; and Permitted Parking Areas Plan dated December 18, 1989 and recorded in Cumberland County Registry of Deeds in Book 9028, Page 112.

7.       Rights of parking tenants shown on Schedule 1 & 2.

                                   SCHEDULE 1
                                  TO EXHIBIT B
                 ONE PORTLAND SQUARE - LONG TERM PARKING TENANTS


NAME                                        PARCELS AFFECTED


Verrill & Dana                              Upper and Lower

Peoples Heritage Savings Bank               Upper and Lower

H.M. Payson                                 Upper

Albin, Randall & Bennett                    Upper and Lower

Prudential Insurance                        Upper

Prudential Securities                       Upper

Aquarius Travel                             Lower

Commercial Union                            Lower

A.G. Edwards                                Lower

UNUM                                        Upper and Lower

Aetna                                       Lower


*Parking spaces may be relocated to other lots as long as the number of spaces provided for in the respective leases is not reduced.

                                   SCHEDULE 2
                                  TO EXHIBIT B
                  ONE PORTLAND SQUARE - MONTHLY PARKING TENANTS


NAME

Anwer, Janat

Maddrell, Carla

A.G. Edwards

Medical Network

Mobile Imaging

H.M. Payson

Peoples Heritage

Commercial Union

Brown, May

Silverstein, Leslie

Howard, Pat

Berueffy, Max

Littlefield, Denise

Reynolds, Michelle

Slaby, Jozef

Niles, Benjamin

Hopkins, Dominique


*All monthly tenant parking spaces are located on Lower Parking Lot.

                                    EXHIBIT C

                        ASSIGNMENT OF SERVICE AGREEMENTS

         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the service agreements relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Exhibit C-1 hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such service agreements first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service agreements for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service agreements for the performance or observance of any obligations of the Assignor which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996.

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ____________, 1996.

                       ASSIGNOR:   PORTLAND SQUARE LIMITED PARTNERSHIP
                             By:   Northland Union Street Limited Partnership,
                                   its General Partner
                             By:   Northland Realty Corporation,
                                   its General Partner

                             By:
                                   Jeremy Hubball, President


                       ASSIGNEE:   MGI PROPERTIES

                             By:

                                   EXHIBIT C-1
                              UPPER AND LOWER LOTS
                            LIST OF SERVICE CONTRACTS


Cash register maintenance contract

01/01/88   Northland Management Corp.      Management        Expires 01/01/97

                                    EXHIBIT D
                  ASSIGNMENT OF PERMITS, APPROVALS AND LICENSES

         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Northland Investment Corporation, 2150 Washington Street, Newton, Massachusetts 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI Properties, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse except as provided herein to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the permits, approvals and licenses relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Schedule A hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such permits, approvals and licenses first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor which accrued or should have accrued or which accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ____________, 1996.

        ASSIGNOR: PORTLAND SQUARE LIMITED PARTNERSHIP
              By: Northland Union Street Limited Partnership its General Partner
              By: Northland Realty Corporation, its General Partner

              By:
                  Jeremy Hubball, President

        ASSIGNEE: MGI PROPERTIES

              By:

                                    EXHIBIT E

                      ASSIGNMENT, ACCEPTANCE AND ASSUMPTION
                OF LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES


         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein, express or implied, in law or otherwise except as provided in the Purchase and Sale Agreement described below, all of the right, title and interest of Assignor, as lessor in, to and under all of the leases, guaranties, tenancies and occupancies described in the Schedule attached hereto pertaining to the premises consisting of the upper and lower parking lots at Portland Square, Portland, Maine.

         TOGETHER with the appurtenances and all the estate and rights of Assignor in, to and under said leases, guaranties, tenancies and occupancies.

         TO HAVE AND TO HOLD the same until Assignee, its executors, administrators, heirs, successors and assigns, for the rest of the term of said leases, guaranties, tenancies and occupancies and subject to the terms, covenants and conditions and provisions thereof.

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations under said leases, guaranties, tenancies and occupancies first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability, cost or expense under said leases, guaranties, tenancies and occupancies for the performance or observance of any obligations of the lessor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignor free and harmless from any liability, costs or expense under said leases, guaranties, tenancies and occupancies for the purpose or observance of any obligations of the lessor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April _____, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 19___.


          ASSIGNOR:   PORTLAND SQUARE LIMITED PARTNERSHIP
                By:   Northland Union Street Limited Partnership,
                      its General Partner
                By:   Northland Realty Corporation,
                      its General Partner


                By:
                      Jeremy Hubball, President


          ASSIGNEE:   MGI PROPERTIES


                By:

                                    EXHIBIT F
                          LIST OF LEASES/RIGHTS TO PARK


TENANT                       UPPER LOT     LOWER LOT        LEASE DATE

Aetna                           0             24            July 1, 1989

Albin, Randall                  7              3            June 1, 1988
& Bennett

Bertini                         0              1            August 6, 1993

Carla Bella                     0              1            August 6, 1992

A.G. Edwards                    0             20            April 2, 1991

Fleet Bank                      0             70            August 21, 1995

Medical Network                 0              4            September 1, 1992

Mobile Imaging                  0              5            September 27, 1991

H.M. Payson                    14              9            March 11, 1987

Peoples Heritage               25             92            October 18, 1987

Commercial Union                0              7            January 16, 1991

Prudential Insurance            0              1            March 15, 1989

Prudential Securities           6              3            August 31, 1988

UNUM                            4            131            August 31, 1989

Verrill & Dana                 29             31            October 30, 1987

                                    EXHIBIT G
                      WARRANTY BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS that PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership, having a place of business at 2150 Washington Street, Newton, MA 02162 for consideration paid by MGI PROPERTIES, a Massachusetts business trust, the receipt of which is hereby acknowledged, does hereby grant, sell, transfer, assign and deliver unto the said MGI Properties the following goods, chattels and intangible personal property.

         1.       The property listed on Exhibit A hereto.

         2. All other apparatus, fixtures and articles owned by the undersigned attached to or used or procured for use in connection with the operation and maintenance of any building, structure or other improvements located on the property at the upper and lower parking lots at Portland Square, Portland, Maine (the "Premises") except apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the Premises.


         TO HAVE AND TO HOLD all and singular the said goods, chattels and intangible personal property to the said MGI Properties and its successors and assigns, to their use and behoof forever.

         AND Portland Square Limited Partnership hereby covenants with the grantee that it is the lawful owner of the said goods, chattels and intangible personal property; that they are free of all encumbrances; that it has good right to sell the same as aforesaid; and that it will WARRANT and DEFEND the same against the lawful claims and demands of all persons forever. The property transferred by this Warranty Bill of Sale and Assignment is transferred AS IS, WHERE IS.

         IN WITNESS WHEREOF, Portland Square Limited Partnership has caused this instrument to be executed under seal as of ___________, 1996.

                                    PORTLAND SQUARE LIMITED PARTNERSHIP
                           By:      Northland Union Street Limited Partnership
                                    its General Partner
                           By:      Northland Realty Corporation,
                                    its General Partner


                           By:
                                    Jeremy Hubball, President

                                   SCHEDULE A
                                  TO EXHIBIT G
                                PERSONAL PROPERTY

SHARED AMONG ONE PORTLAND SQUARE AND TWO PORTLAND SQUARE

1 IBM computer for HVAC (386)
1 Worktable and chair
1 JC8500 HVAC control system
1 Schlage proximity access card system
1 2-drawer filing cabinet

LOCATED IN MAINTENANCE SHOP

4 Maintenance desks with chairs
Metal shelving
Uniform lockers
Misc. hardware (door handles, hinges, bolts, closures)
Misc. plumbing supplies (diagrams, plungers, valves)
Misc. electrical supplies (junction boxes, batteries, wiring, connectors) Misc. paint supplies (paints, brushes, scrapers, rollers, caulking)
Misc. tools (pliers, wrenches, drivers, clamps, levels, hammers, mallets, vice grips, saws)
1 Sump pump
1 Shop vacuum (12 gallon)
2 Desk movers
1 Moving dolly
1 Key machine
1 10" drill press
2 Makita cordless drills
1 Tool box
Various landscape materials (rakes, shovels, brooms, hoses, trash cans)
1 Small microwave
1 Small refrigerator
Misc. fans (desk type, floor model)
1 Answering machine
3 Telephones
Bulletin boards

TWO PORTLAND SQUARE

1 Security video recorder with 5 cameras
1 Garage sweeper
1 Large flammable liquid storage cabinet
1 Message board Supply shelving
1 12 foot ladder
1 6 foot ladder
6 handheld fire extinguishers

1 Pallet of ice melt (45 bags)
5 Brass elevator doors (leftover from construction)
Various lightbulbs (purchased monthly)
Air handler filters
Various algaecides and pump for cooling towers
Janitorial supplies (paper products, etc.) purchased monthly


UNITS 1-6, ONE PORTLAND SQUARE

4 Hand held fire extinguishers
Various lightbulbs (purchased monthly)
Janitorial supplies (paper products, etc.)


PARKING LOTS

1 Sweda cash register
2 Cintac parking control computers
2 Printers


INTANGIBLE PROPERTY

All permits, licenses, certificates, variances, consents and approvals, plans, specifications, warranties and guaranties, fixtures owned by Seller, advertising and leasing brochures, trademarks, development rights, if any, and other intangible property pertaining to the Premises.

                                   EXHIBIT G-1
                    PERSONAL PROPERTY WHICH BELONGS TO OTHERS
                           AND IS NOT INCLUDED IN SALE


CONDOMINIUM ASSOCIATION:

1 Security video recorder with four (4) cameras
2 6 foot ladders
1 3 foot ladder
1 8 foot ladder
1 Powered lift
1 Hand cart
1 Message board Supply shelving
1 Small flammable liquid storage cabinet
Various light bulbs (purchased monthly)
Air handler filters
1 Pallet of ice melt (45 bags)
Various algaecides and pump for cooling towers
Small amount of janitorial supplies (trash bags, cleaners)


MANAGEMENT COMPANY:

1 Turo snowblower

                                   EXHIBIT H

ACORD. CERTIFICATE OF INSURANCE               CSR JM           DATE (MM/DD/YY)
                                              NORTH-4              04/03/96

PRODUCER                               THIS CERTIFICATE IS ISSUED AS A MATTER
Rodman Insurance Agency, Inc           OF INFORMATION ONLY AND CONFERS NO
75 Wells Ave                           RIGHTS UPON THE CERTIFICATE HOLDER.
Newton MA 02159                        THIS CERTIFICATE DOES NOT AMEND, EXTEND
                                       OR ALTER THE COVERAGE AFFORDED BY THE
Philip Nyman                           POLICIES BELOW.
617-527-3000
                                            COMPANIES AFFORDING COVERAGE
                                       COMPANY
                                          A      Federal Insurance Company
INSURED
     Portland Square Limited           COMPANY
     Partnership et al                    B
     See Attached Listing
     c/o Northland Realty Corp.        COMPANY
     2150 Washington Street               C
     Newton MA 02162
                                       COMPANY
                                          D
- --------------------------------------------------------------------------------
COVERAGES
   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN
   ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------
                                 POLICY      POLICY
                               EFFECTIVE   EXPIRATION
CO    TYPE OF          POLICY     DATE        DATE
LTR  INSURANCE         NUMBER  (MM/DD/YY)  (MM/DD/YY)       LIMITS

     GENERAL                                          GENERAL AGGREGATE  $
      LIABILITY                                       PRODUCTS-
     [ ] COMMERCIAL                                    COMPROP AGG       $
          GENERAL                                     PERSONAL &
          LIABILITY                                    ADV INJURY        $
     [ ] CLAIMS MADE                                  EACH OCCURRENCE    $
     [ ] OCCUR                                        FIRE DAMAGE
     [ ] OWNER'S                                       (Any one fire)    $
          CONTRACTOR'S                                MED EXP
          PROT                                         (Any one person)  $
     [ ] ______________
- ------------------------------------------------------------------------------
     AUTOMOTIVE                                       COMBINED
      LIABILITY                                        SINGLE LIMIT      $
     [ ] ANY AUTO                                     BODILY INJURY      $
     [ ] ALL OWNED AUTOS                               (Per person)
     [ ] SCHEDULED AUTOS                              BODILY INJURY      $
     [ ] HIRED AUTOS                                   (Per accident)    $
     [ ] NON-OWNED AUTOS                              PROPERTY DAMAGE    $
     [ ] ______________
- ------------------------------------------------------------------------------
     GARAGE LIABILITY                                 AUTO ONLY-
     [ ] ANY AUTO                                      EACH ACCIDENT     $
     [ ] ______________                               OTHER THAN
                                                       AUTO ONLY         $
                                                          EACH ACCIDENT  $
                                                              AGGREGATE  $
- ------------------------------------------------------------------------------
     EXCESS LIABILITY
  A  [X] UMBRELLA FORM   TBD    03/01/96   03/01/97   EACH OCCURRENCE $20000000
         OTHER THAN                                   AGGREGATE       $20000000
     [ ] UMBRELLA FORM                                ______________     $
- --------------------------------------------------------------------------------
     WORKERS COMPENSATION                             STATUTORY LIMITS
     AND EMPLOYERS'                                   EACH ACCIDENT      $
     LIABILITY                                        DISEASE-
                                                       POLICY LIMIT      $
     THE PROPRIETOR/  [ ] INCL                        DISEASE-EACH
     PARTNER/         [ ] EXCL                         EMPLOYEE          $
     EXECUTIVE
     OFFICERS ARE:
- --------------------------------------------------------------------------------
     OTHER

- --------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
The above Umbrella Coverage extends to One Portland Square, Two Portland
Square, and the Upper and Lower Parking Lots located at the Portland Square Properties in Portland, Maine.
- --------------------------------------------------------------------------------
CERTIFICATE HOLDER                      CANCELLATION
                        PORTL-1         SHOULD ANY OF THE ABOVE DESCRIBED
     Portland Square Ltd Part et al     POLICIES BE CANCELLED BEFORE THE
     See attached listing               EXPIRATION DATE THERETO, THE ISSUING
     c/o Northland Realty Corp          COMPANY WILL ENDEAVOR TO MAIL 30 DAYS
     2150 Washington Street             WRITTEN NOTICE TO THE CERTIFICATE
     Newton Ma 02162                    HOLDER NAMED TO THE POLICY BUT FAILURE
                                        TO MAIL SUCH NOTICE SHALL IMPOSE NO
ACORD 25-S (3/93)                       OBLIGATION OR LIABILITY OF ANY KIND
                                        UPON THE COMPANY, ITS AGENTS OR
                                        REPRESENTATIVES

                                        AUTHORIZED REPRESENTATIVE
                                        /s/ Philip Nyman

                                        (C) ACORD CORPORATION 1993

                                    EXHIBIT I

                             ACTIONS AGAINST SELLER


                                      NONE

                                    EXHIBIT J

                  CLAIMS INVOLVING CONSTRUCTION OF THE PREMISES


                                      NONE

                                   EXHIBIT K

                                 NORTHLAND CORP
                                  RENT ROLL II


*********************************INSERT EXHIBIT K****************************

                                    EXHIBIT L
                           COMMISSIONS DUE FROM SELLER


                                      NONE

                            SCHEDULE A TO EXHIBIT L

                                 NORTHLAND CORP
                        LEASE EXP/OPT REPORT (LEASEEXP)

********************INSERT SCHEDULE A TO EXHIBIT L****************************

                                    EXHIBIT M
                       ASSIGNMENT OR RIGHTS IN AND TO THE
                 MEMORANDUM OF RIGHTS, OPTIONS AND RESTRICTIONS

         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein except as set forth in the Purchase and Sale Agreement, express or implied, in law or otherwise, all of the right, title and interest of Assignor, as "Seller" in, to and under the Memorandum of Rights, Options and Restrictions dated October 30, 1987 between it and Verrill & Dana recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277 (the "Memorandum").

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations as "Seller" under said Memorandum of Rights, Options and Restrictions first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability under the Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignee thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignee free and harmless from any liability under said Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April ____, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 1996.

                      ASSIGNOR: PORTLAND SQUARE LIMITED PARTNERSHIP
                            By: Northland Union Street Limited Partnership,
                                its General Partner
                            By: Northland Realty Corporation,
                                its General Partner

                            By: ___________________________
                                Jeremy Hubball, President


                      ASSIGNEE: MGI PROPERTIES

                            By:

                           PURCHASE AND SALE AGREEMENT
                               ONE PORTLAND SQUARE
                                 PORTLAND, MAINE


                                     BETWEEN


                                 MGI PROPERTIES
                                     -BUYER-


                                       AND


                       PORTLAND SQUARE LIMITED PARTNERSHIP
                                    -SELLER-

                                 INDEX TO LEASE


1.       DESCRIPTION......................................................1
2.       TITLE; DEED......................................................2
3.       PLAN.............................................................2
4.       PURCHASE PRICE...................................................2
5.       CLOSING..........................................................3
                  a.    Deed..............................................3
                  b.    Conditions to Buyer's Obligations.................3
                  c.    Real Estate Taxes.................................6
6.       POSSESSION AND CONDITION OF UNITS AND PREMISES...................6
7.       TITLE DEFECTS; EXTENSION OF TIME TO PERFECT TITLE................6
8.       ACCEPTANCE OF DEED...............................................7
9.       WARRANTIES AND REPRESENTATIONS...................................7
10.      DELIVERY OF UNITS IN "AS IS" CONDITION..........................13
11.      DUE DILIGENCE...................................................14
                  a.    Environmental Inspection.........................14
                  b.    Financing Contingency............................15
12.      ACCESS TO INFORMATION...........................................15
13.      USE OF MONEY TO CLEAR TITLE.....................................16
14.      INSURANCE.......................................................16
15.      CLOSING ADJUSTMENTS.............................................16
                  a.    Rents............................................16
                  b.    Taxes and Expenses of Sale.......................17
                  c.    License Fees.....................................17
                  d.    Service Contracts................................17
                  e.    Utilities........................................17
                  f.    Condominium Capital Reserve......................17
16.      BROKERS.........................................................18
17.      BUYER'S DEFAULT; DAMAGES........................................18
18.      ESCROW AGENT; DISPUTES..........................................18
                  a.    Liability of Escrow Agent........................18
                  b.    Disputes.........................................18
19.      PACKAGE OFFER CONTINGENCY.......................................20
20.      VERRILL & DANA CONTINGENCY......................................20
21.      ENTIRE UNDERSTANDING............................................20
22.      NOTICES.........................................................20
23.      CONSTRUCTION OF AGREEMENT.......................................21
24.      OPERATING COVENANTS.............................................21
25.      LIKE-KIND EXCHANGE..............................................22
26.      PERSONAL LIABILITY..............................................22
27.      CONDOMINIUM GOVERNANCE..........................................22
28.      SEC RULES.......................................................23

                                LIST OF EXHIBITS


         EXHIBIT A         DECRIPTION OF UNITS
         EXHIBIT A-1       DESCRIPTION OF PROPERTY
         EXHIBIT B         LIST OF ENCUMBRANCES
         EXHIBIT C         ASSIGNMENT OF SERVICE AGREEMENTS
         EXHIBIT C-1       LIST OF SERVICE CONTRACTS
         EXHIBIT D         ASSIGNMENT OF PERMITS, APPROVALS AND
                           LICENSES
         EXHIBIT E         ASSIGNMENT, ACCEPTANCE AND ASSUMPTION OF
                           LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES
         EXHIBIT F         LIST OF LEASES
         EXHIBIT G         WARRANTY BILL OF SALE AND ASSIGNMENT
         EXHIBIT G-1       PERSONAL PROPERTY WHICH BELONGS TO OTHERS AND
                           IS NOT INCLUDED IN SALE
         EXHIBIT H         INSURANCE CERTIFICATE
         EXHIBIT I         ACTIONS AGAINST SELLER
         EXHIBIT J         CLAIMS INVOLVING CONSTRUCTION OF THE UNITS
         EXHIBIT K         RENT ROLL AND SECURITY DEPOSITS
         EXHIBIT L         COMMISSION DUE FROM SELLER/BUYER/OTHER PARTY
         EXHIBIT M         ASSIGNMENT OF RIGHTS IN AND TO THE
                           MEMORANDUM OF RIGHTS, OPTIONS & RESTRICTIONS

                           PURCHASE AND SALE AGREEMENT

                                   UNITS #1-6
                               ONE PORTLAND SQUARE
                                 PORTLAND, MAINE

         Purchase and Sale Agreement, dated as of April 26, 1996 (this "Agreement"), by and between PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership, having a business address at 2150 Washington Street, Newton, MA 02162 ("Seller"), and MGI PROPERTIES, a Massachusetts business trust having an address at 1 Winthrop Square, Boston, MA 02110 ("Buyer").


                              W I T N E S S E T H :


         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

         1. DESCRIPTION. Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, the following property (the "Premises"): the six (6) condominium Units denominated Units 1, 2, 3, 4, 5 and 6 (the "Units") in One Portland Square, a Business Condominium situated at the corner of Union and Spring Streets in the City of Portland, County of Cumberland and State of Maine (the "Condominium") created pursuant to the Maine Condominium Act, 33 M.R.S.A. 1601 - 101 et seq. (the "Act") by Declaration of Condominium dated as of October 27, 1987 recorded in the Cumberland County Registry of Deeds in Book 8039, Page 37 (the "Declaration"), together with (a) an undivided percentage interest for each of the Units as set forth in the Declaration in both the common areas and facilities of the Condominium including without limitation, the Land, as defined below and all exclusive or other rights to any Limited Common Areas (collectively, the "Common Areas") and votes in the association of unit owners through which the Condominium is to be managed and regulated, and (b) such other rights, licenses and easements appurtenant to the Units as may be set forth in the documents governing the operation of the Condominium, including, without limitation, the Declaration and the Articles of Incorporation of One Portland Square Condominium Association (the "Association") and the By-Laws of the Association (collectively the "Condominium Documents"), and any administrative rules and regulations adopted pursuant to the Articles of Incorporation and/or the By-Laws, and (c) any fixtures defined in the Condominium Documents as part of the Units, and (d) all permits, licenses, certificates, variances, consents and approvals pertaining to the Units, all plans and specifications, warranties and guaranties relating to the Units and the aforementioned fixtures, advertising and leasing brochures, tradenames, trademarks, development rights, if any, and other intangible property pertaining to the Units and their use and operation (the "Intangible Property"). The Units comprise generally the first six (6) floors of the Building (the "Building") on a certain parcel of land located at the corner of Union Street and Spring Street in Portland, Maine, as more particularly described in Exhibit A-1 hereto (the "Land").

         2. TITLE; DEED. The Units are to be conveyed by a Maine Warranty Deed with warranty covenants (the "Deed") running to Buyer or its nominee, and the Deed shall convey good record, marketable and insurable title free and clear of any and all liens, claims and encumbrances, except:

                  (a) Provisions of existing applicable laws and regulations in effect on the date of the delivery of the Deed, provided the same do not interfere with the current use of the Premises;

                  (b) Such real and personal property taxes for the then current tax period as are not yet due and payable on the date of the recording of the Deed;

                  (c) Any liens for municipal betterments assessed on the Units after the date of the recording of the Deed;

                  (d) The easements, agreements, encumbrances, rights, title or interests of others and other agreements referred to in the Condominium Documents and other matters as are referenced in the list of encumbrances attached hereto as Exhibit B so long as the same do not interfere with the current use of the Premises ("Permitted Encumbrances");

                  (e) The Equitable Life Assurance Society of the United States ("Equitable") loan documents evidencing a $12,616,000.00 loan ("Loan") secured by a first mortgage lien on the Premises, including without limitation, a Mortgage and Security Agreement, as amended by a First and Second Amendment to Mortgage dated December 10, 1990 and June 1, 1995, respectively, a UCC-1 Financing Statement and an Assignment of Lessor's Interest in Lease, as amended by a First Amendment dated June 1, 1995 ("Loan Documents");

         3. PLAN. If the Deed refers to a plan necessary to be recorded therewith, Seller shall deliver such plan with the Deed in form adequate for recording.

         4. PURCHASE PRICE. In consideration of Seller's conveyance of the Units, Buyer shall pay to Seller the sum of $12,350,000.00 of which

         $137,250.00          has been paid by Buyer as a deposit as of this day
                              ("Second Deposit").

         $12,212,750.00       representing the balance shall be paid by
                              assumption of the Equitable Loan, if Buyer so elects or, if Buyer does not assume the Loan and does not exercise its right to terminate this Agreement pursuant to Paragraph 11(b) hereof, the full $12,212,750.00 to be paid immediately upon the recording of the Deed by the Buyer's title insurance company (the "Title Company") by certified check or checks or, at Seller's request, by wire transfer in accordance with wiring instructions provided by Seller subject only to withholding if required by the Internal Revenue Service.

         $12,350,000.00       TOTAL


         All deposits made hereunder shall be held by Atlantic Title Company, 76 Atlantic Avenue, Portland, Maine 04106, as Escrow Agent in an interest-bearing FDIC insured bank account or accounts (so that no account has in excess of $100,000) as earnest money for the proper performance of this Agreement on the part of Buyer subject to the terms of this Agreement, and shall be duly accounted for at the closing, with all interest accrued thereon with regard to the Deposit from and after the date hereof being applied against the Purchase Price, except only that accrued and earned interest on the deposit shall be paid to Buyer in the event the deposit is returned to Buyer for any reason, including, without limitation, in the event of Seller's failure or inability to perform Seller's obligations hereunder.

         5. CLOSING. (a) Deed. The Deed is to be delivered at a closing no later than 11:00 a.m. on June 24, 1996 ("Closing Date") at the Cumberland County Registry of Deeds unless otherwise agreed upon in writing. It is agreed that time is of the essence of this Agreement.

                     (b) Conditions to Buyer's Obligations. Buyer's obligation to purchase the Units and pay the Purchase Price shall be subject to the satisfaction at or before the Closing of each of the following conditions, unless waived in writing by Buyer:

                         (i) Deed. Seller shall deliver the Deed, duly executed and acknowledged by Seller.

                         (ii) Title Affidavits. Such customary affidavits and indemnities as the Title Company may reasonably require in order to issue a so-called owner's title insurance policy without the standard exceptions, including without limitation, an exception for mechanics' and materialman's liens or for parties in possession, and with affirmative insurance to the effect that Verrill & Dana's rights of first offer, rights of first refusal and options to purchase has been complied with and will not affect Buyer's title except to the extent that it may apply to future sales;

                         (iii) Non-Foreign Affidavit. A non-foreign person affidavit executed to reflect the status of Seller;

                         (iv) Assignment of Service Agreements. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit C, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the written agreements relative to the operation, management, maintenance, security, finance or insurance for the Units listed on Exhibit C-1 ("Service Agreements") in effect on the Closing Date but only those which Buyer has elected to assume, and evidence of the termination of all Service Agreements not so assumed;

                         (v) Assignment of Permits. Seller shall deliver a blanket assignment to Buyer in the form of Exhibit D of all permits, licenses, certificates, variances, consents and approvals pertaining to the Units, duly executed and acknowledged by Seller, together with any originals of such instruments in Seller's possession or control, and together with approvals of any party which may be required in order to effectuate such assignments including without limitation, if required, the approval of any state or local authority.

                         (vi) Assignment of Leases. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit E, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the leases and lease guaranties, if any, set forth in Exhibit F for space in the Units in effect on the Closing Date;

                         (vii) Warranty Bill of Sale and Assignment. Seller shall deliver to Buyer a Bill of Sale in the form attached hereto as Exhibit G for all apparatus, fixtures and articles of personal property owned by Seller and attached to or used or procured for use in connection with the operation or maintenance of the Units including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, materials handling equipment, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Units (except those certain apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the Units or to the management company or to persons other than Seller as shown on Exhibit G-1 unless the same be abandoned by any such sublessee or other occupant or person), together with any and all replacements thereof and additions thereto and all Intangible Property ("Personal Property");

                         (viii) Estoppel Certificates. Seller shall deliver current estoppel certificates in substantially the form provided by Buyer and containing information which comports with the Rent Roll for all tenants occupying in excess of 5,000 rentable square feet and, with respect to those tenants occupying less than 5,000 rentable square feet, at least seventy-five percent (75%) of all such retail tenants and seventy-five percent (75%) of all such non-retail tenants (determined by square footage rather than the number of tenants). To the extent Seller is unable to obtain estoppel certificates from all tenants, Seller shall provide Buyer with an estoppel certificate in the form provided by Buyer with respect to lease information only, for all tenants from whom an estoppel certificate has not been obtained;

                         (ix) Representations and Warranties. The representations and warranties made by Seller in Paragraph 9 of this Agreement shall be true and correct on the date of this Agreement and shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made or given as of such date;

                         (x)        A 1099 IRS filing;

                         (xi) Evidence reasonably satisfactory to Buyer and the Title Company of (a) the authority of Seller to execute the closing documents and of any signatory to execute the same on behalf of the Seller and (b) the expiration of the rights of first offer, rights of first refusal and options to purchase of Verrill & Dana;

                         (xii) If Buyer assumes the Loan, an estoppel certificate of the Lender with respect to the Loan, as defined in Section 11(f), and final assumption documents relating to Buyer's assumption of the Loan, in form and substance reasonably satisfactory to Buyer and Seller, and true and complete copies of all documentation relating to the Loan have been provided to Buyer;

                         (xiii) Reissuances (addressed to Buyer) of the land use opinions issued by counsel to Seller in connection with the Loan dated as of the Closing;

                         (xiv) Delivery of all keys, locks, security codes and similar security-related materials;

                         (xv) Notices to all tenants under the Leases of the conveyance in form and substance reasonably satisfactory to Buyer;

                         (xvi) Any filings required under the laws of the State of Maine and the City of Portland relating to the transaction;

                         (xvii) All documentation required by change of ownership provisions under any Lease;

                         (xviii) An assignment in the form attached hereto as Exhibit M of all of Seller's rights (and the rights of any original Northland party) under that certain Memorandum of Rights, Options & Restrictions dated October 30, 1987 by and between Portland Square Limited Partnership and Verrill & Dana, as amended by letter agreement dated August 24, 1989 between Mark Massey and Christopher Coggeshall (the "Memorandum");

                         (xix) A Certificate from the Association that as of the Closing there are no outstanding common area charges due and payable with respect to the Units; and

                         (xx) Assignment of Fisherman's Wharf Parking Lease dated December 9, 1991, as amended.

                     (c) Real Estate Taxes. Seller shall pay all real estate transfer taxes at the Closing and for the cost of recording any instruments required to clear title. Buyer shall pay for the recording of the Deed (not including real estate transfer taxes), any mortgages and any other instruments to be recorded.

         6. POSSESSION AND CONDITION OF UNITS AND PREMISES. Full possession of the Premises, free of all tenants and occupants, except those set forth on Exhibit F hereto, is to be delivered at the Closing, the Premises and the Common Areas to be then in the same condition as they now are, reasonable use and wear thereof excepted, and, not in violation, in a manner which would adversely affect the use of the Premises and the Common Areas for their current uses, of the applicable laws and regulations referred to in paragraph 2(a) hereof or the Permitted Encumbrances.

         7. TITLE DEFECTS: EXTENSION OF TIME TO PERFECT TITLE. If Seller shall be unable to give title or to make conveyance, or to deliver possession of the Premises, all as herein stipulated, or if at the Closing the Premises and the Common Areas do not conform with the provisions hereof, then Seller shall (i) remove all encumbrances, if any, which secure the payment of money, whether or not created by Seller, including, but not limited to, liens and mortgages, and
(ii) use reasonable efforts to remove all other defects in title and to deliver possession as provided herein, and to make the Premises and the Common Areas conform to the provisions hereof, as the case may be, and thereupon the closing shall be extended for such period (not to exceed 45 days) as shall be required to remove such defects in title, deliver possession or make the Units conform to the provisions hereof, as the case may be; provided, however, that with respect to Seller's obligations set forth in clause (ii) above, Seller shall not be obligated to expend to cure such defects, or to deliver possession, or to make the Units conform, an amount greater than $100,000 in the aggregate.

         If at the expiration of the extended time Seller shall have failed so to remove any defects in title, deliver possession, or make the Premises and the Common Areas conform, as the case may be, pursuant to this Paragraph 7, any deposits made under this Agreement shall be forthwith refunded to Buyer with the interest earned thereon and all other obligations of the parties hereto shall cease, and this Agreement shall be void and without recourse to the parties hereto. Notwithstanding the foregoing, Buyer shall have the election, at either the original or extended closing, to accept such title as Seller can deliver to the Premises in their then condition and to pay therefor the Purchase Price without reduction (except in the case of encumbrances which secure the payment of money which can be discharged of record by the payment of an ascertainable sum), in which case Seller shall convey such title to the Premises except that upon such election by Buyer in the event of such conveyance in accordance with the provisions of this clause if any portion of the Premises shall have been taken by exercise of the power or eminent domain, Seller shall pay over or assign to Buyer on delivery of the Deed all awards recovered or recoverable on account of such taking and all of Seller's rights to receive any such awards, less any amounts reasonably expended by Seller in obtaining such award, in which event there shall be no reduction in the Purchase Price, and except further that upon such election by Buyer if the Units shall have been damaged by fire or casualty insured against, then Seller shall, unless Seller has previously restored the Premises to their former condition, pay over or assign to Buyer, on delivery of the Deed, all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by Seller for partial restoration, plus any deductible amount not recoverable.

         8. ACCEPTANCE OF DEED. The acceptance of the Deed by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except for the provisions of Paragraphs 9, 16, 27 and 28 hereof, which shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement for a one (1) year period following the Closing with the exception of certain obligations with respect to the Equitable Loan as described in Paragraph 9 which will survive as set forth therein (and any other provisions which specifically state that they so survive).

         9. WARRANTIES AND REPRESENTATIONS. (a) Seller represents, covenants and warrants to and agrees with Buyer, as of the date of this Agreement and as of the closing, as follows:

                  (1) Seller has not received any written notice and does not otherwise have knowledge of any eminent domain and/or condemnation proceedings, either pending or contemplated, or of any current provisions of, or proposed changes in the zoning of the Units for their current uses , or any other local laws or ordinances either pending or contemplated, which, in either case, may materially adversely affect the use of the Premises or Common Areas for their current use.

                  (2) Seller is a limited partnership duly organized under the laws of the State of Massachusetts and duly qualified to do business in the State of Maine and has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Seller and such authority has not been revoked.

                  (3) Seller has not and, prior to the closing, will not grant any easements nor enter into any agreement for lease or otherwise which may affect title to or convey any interest in the Units which cannot be terminated prior to the date of closing.

                  (4) Seller has not received written notice from any governmental, federal, state, county or municipal agency or authority requiring the assessment or correction of any condition with respect to the Premises or the Common Areas or any part thereof, by reason of a violation of any law, regulation, ordinance or otherwise including without limitation The Americans With Disabilities Act and the Maine Human Rights Act and except as set forth in the study entitled "ADA Analysis dated May 28, 1992" prepared by David Saltzman, A1A (which has been provided to Buyer), Seller does not otherwise have knowledge of any violation of any law, regulation, ordinance or otherwise relating to the Premises or the Common Areas.

                  (5) Other than as set forth in the environmental reports entitled "Oil and Hazardous Material Site Evaluation, One Portland Square, Portland, Maine" dated 5 October 1987 prepared by Haley & Aldrich, Inc. and the report entitled "Phase I Environmental Site Assessment, One Portland Square, Portland, Maine" dated May 2, 1995 prepared by Recon Environmental Corp. (collectively, the "Environmental Reports"), Seller has not received any written notice and does not otherwise have actual knowledge of oil or hazardous waste or materials, or (except as set forth in the DEP registration form dated November 1, 1990 a copy of which has been delivered to Buyer) underground storage tanks, present on or released to or from the Units, the Land or the Common Areas.

                  (6) The insurance maintained by Seller with respect to the Units and their use and operation is listed on the certificates attached as Exhibit H hereto. Seller has not received any notices from any insurer or its agent requiring performance of any work with respect to the Units or canceling or threatening to cancel any policy, and the Units comply with the requirements of all insurance carriers and with the requirements of the State of Maine Board of Fire Underwriters.

                  (7) Except as disclosed in writing to Buyer prior to the date of this Agreement and listed on Exhibit I attached hereto, there are no actions or proceedings instituted or pending before any court, administrative agency or arbitrator against Seller, against or concerning the Units, the Premises or the Common Areas or against, relating to, or adversely affecting the right, title or interest of Seller in or to any of the Premises, or the right, title or interest of the Association in the Common Areas, or relating to Seller's execution or performance of this Agreement, and, to the best of Seller's knowledge, there are no such actions or proceedings threatened. No proceeding has been filed by or against Seller under the United States Bankruptcy Code, or any State law relating to bankruptcy or insolvency, seeking liquidation of Seller, or its reorganization, or an arrangement with its creditors, or the appointment of a trustee or receiver for its assets or business.

                  (8) All contractors, subcontractors and other persons or entities furnishing work, labor, materials or supplies for construction of or additions to the Premises or the Common Areas or for tenant improvements have been paid in full or provided for in a manner satisfactory to Buyer according to its written approval, and Seller has no knowledge of any claims against the Premises or Seller or the Association in connection therewith and has no claims against any of its contractors or subcontractors except as set forth on Exhibit J hereto.

                  (9) The leases for space in the Units and the guaranties thereof in all material respects are accurately and completely listed along with all amendments, letter agreements and letters of extension in Exhibit F (the "Leases"), and true and complete copies of which Seller has provided to Buyer. The Leases constitute the sole agreements and understandings relating to leasing or licensing of space in the Units, there are no occupancies, rights, privileges or licenses in or to the Units other than pursuant to the Leases, and, except as set forth in the Leases, no Lease provides for any restrictions or options on the leasing, use, ownership, purchase or occupancy of or any part of the Premises. The Leases are unmodified except as set forth in copies of the leases provided to Buyer, and in full force and effect, in accordance with their respective terms, without any actual or threatened default by either party thereunder, except as listed on Exhibit F attached hereto, nor are there any defenses, counterclaims, offsets, concessions or rebates except as set forth in the Leases, and Seller has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and, to the best of Seller's knowledge there is no basis for any such claim or notice of default by any tenant. The rent roll furnished by Seller to Buyer and attached hereto as Exhibit K accurately and completely sets forth all the rents payable by tenants, no tenant having paid more than one month's rent in advance. Exhibit K furnished by Seller to Buyer accurately and completely sets forth all security deposits from tenants. All tenant improvements or work to be done, furnished or paid for by Seller, or credited or allowed to a tenant, for, or in connection with, the Units pursuant to any Lease have been completed and paid for or provided for in a manner satisfactory to Buyer according to its written approval. No tenant under the leases has any right to free rent or other concessions. No tenant is habitually in default under its lease. Except as set forth on Exhibit L attached hereto, no leasing, brokerage or like commissions, fees or payments are due from Seller or will be due from Buyer or any other party with respect to the Leases or any extensions, modifications or amendments thereof or any future sale of the Premises. With respect to any leasing commission due described in Exhibit L, the same shall only be due if the subject management agreement is in full force and effect. There has been no assignment, pledge or encumbrances of any Lease by Seller or any of the rents or other payments due to Seller thereunder except in connection with the Loan, as defined in Section 11(f) below. All insurance required to be provided by tenants under the Leases is in full force and effect.

                  (10) The Service Agreements are accurately and completely
                       listed in Exhibit C-1, as so set forth constitute the sole agreements and understandings of Seller with respect to the operation and maintenance of any of the Units, and the copies thereof furnished by Seller to Buyer are true and complete. To the best of Seller's knowledge, there are no claims or any bases for claims in respect of the Units or its operation by any of the parties to the Service Agreements. All of said service agreements are cancelable upon no more than thirty (30) days' notice except as set forth in Exhibit C-1.

                  (11) Seller has submitted to Buyer statements of income of
                       Seller and the Association for the years ended December 31, 1993, 1994 and 1995, prepared in accordance with generally accepted accounting principles consistently applied with an unqualified opinion of independent certified public accountants, that the above-described financial statements present fairly the results of operations for, and the financial position as at the end of, such years in accordance with generally accepted accounting principles consistently applied. Such statements of income present fairly the financial position and results of operations of the Association, Seller and the Premises as at the dates thereof. Since the date of the most recent of such financial statements there have been no changes in the assets, liabilities, financial condition, business or results of operations of Seller other than changes in the ordinary course of business the effect of which has not been in any case, or in the aggregate, materially adverse.

                  (12) There are no unpaid or outstanding real estate or other taxes, or assessments on or against the Units or any part thereof or the Common Areas or any part thereof, which are payable by Seller (except only real estate taxes not yet due and payable). Seller has delivered to Buyer true and correct copies of real estate tax bills for the Units and the Common Areas for the current tax year. No abatement proceedings are pending with reference to any real estate taxes assessed against the Units or the Common Areas. There are no betterment assessments or other special assessments presently pending with respect to any portion of the Units or the Common Areas, and Seller has received no notice of any such special assessment being contemplated.

                  (13) No approval, consent, order or authorization of, or
                       designation, registration or declaration with, any of the United States or the State of Maine, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof (each a "Governmental Authority") is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Seller.

                  (14) The execution of this Agreement by Seller and Seller's observance and performance of all of its respective covenants and obligations hereunder do not contravene any judgement, order or provision of the law or any agreement binding upon Seller; however, the ability of Seller to perform under this Agreement is conditioned upon approval by Equitable of the assumption of the Loan by Buyer unless Buyer elects to pay cash for the Premises as described in Section 11(b) hereof.

                  (15) The Units and the Common Areas do not encroach upon the property of any third party and no improvements owned by any other party, either aboveground or underground, encroach upon the Land, the Common Areas or the Units.

                  (16) All utilities servicing the Units and the Common Areas are of sufficient capacity for the unimpeded current operation of the Units and the Common Areas and such utilities are obtained via connections directly in the public ways abutting the Land without the need for any easements, rights of way or licenses from any third parties except as shown on the survey described in Exhibit B hereto and on the survey described in Exhibit B to the purchase and sale agreement for Two Portland Square between the parties hereto.

                  (17) With respect to the Loan as defined in Section 11(f),
                       Seller has not breached any warranty, representation or covenant made by Seller to Lender and is otherwise not in default under the Loan, and the Loan is non-recourse except under certain circumstances set forth in the Loan documents, true and complete copies of which have been provided to Buyer.

                  (18) The common area charges for the Units are $23,219.00 per month, and true and complete copies of the Condominium Documents have been delivered to Buyer. Seller knows of no special assessments currently planned by the Association in excess of the monthly common area charge. True and complete copies of the Association's current budget and balance sheet have been delivered to Buyer.

                  (19) The Building was built in accordance with the original plans and specifications as the same were approved by the appropriate local and state authorities.

                  (20) All permits, licenses and approvals necessary for the construction, use, and operation of the Building have been obtained and are in full force and effect, all requirements thereof have been complied with and all appeal periods relating thereto have expired without appeal.

                  (21) All private ways providing access to the Premises and the
                       Common Areas are zoned in a manner which will permit access to the Premises and the Common Areas over such ways by all passenger and commercial vehicles.

                  (22) The Memorandum, as defined in Section 5, is in full force and effect to the best of Seller's knowledge; a true and complete copy of The Memorandum and amendments thereto has been delivered to Buyer; there are no other amendments thereto except as described in Paragraph 5(b)xviii; there are no defaults by either party to the Memorandum or by Two Portland Square Limited Partnership as assignee thereof; all provisions of the Memorandum have been fully complied with (i) in connection with the transaction contemplated by this Agreement and (ii) in general, including without limitation, all provisions of the Memorandum which relate to the construction, use and operation of Two Portland Square.

                  (23) The lease for parking spaces at Fisherman's Wharf dated
                       December 9, 1991 between Portland Square Limited Partnership and Fisherman's Wharf Associates II is in full force and effect and all rent is paid in full to the end of the month in which the Closing occurred and Seller has received no notice of default from the Landlord thereunder.

         It shall be a condition of Buyer's obligation to close under this Agreement that the foregoing warranties and representations made by Seller shall be true in all material respects as of the closing. In the event any warranty or representation made herein shall not be true in all material respects at the Closing and Seller gives written notice thereof to Buyer prior to Closing, then, at Buyer's option, and as Buyer's sole remedy at law or in equity, all sums paid hereunder by Buyer shall forthwith be refunded to Buyer with all interest earned thereon and all obligations of the parties hereunder shall terminate without recourse. If Buyer elects to purchase the Premises notwithstanding such notice, the particular warranty or representation shall be deemed amended.

         Each of the general and limited partners of Seller and the other signatories to the Loan documents (collectively, said general and limited partners, other signatories and Seller hereinafter referred to as the "Liable Parties") hereby join in this Agreement for the purpose of representing that they know of no information which would indicate that any of the foregoing representations is untrue or misleading and agree to be jointly and severally liable post-closing for the one (1) year period following the closing for any misrepresentation of Seller in this Section 9 and any misrepresentation of any of the Liable Parties set forth in this sentence. Furthermore, the Liable Parties also agree, jointly and severally, to indemnify and hold harmless Buyer and its nominee post-Closing (i) for any and all costs or expenses incurred by the Buyer and its nominee during the one (1) year period following the Closing pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed or caused by any of the Liable Parties prior to the Closing; provided that the Buyer did not have actual knowledge, prior to the Closing, of the existence of the breach; and (ii) for the term of the Loan as of the date hereof (or until the Loan is discharged, assigned by Buyer or its nominee or satisfied, if earlier) for any and all costs or expenses incurred by the Buyer pursuant to the Loan documents as a result of any and all so-called "bad acts", including without limitation, fraud, misrepresentation or deceptive business practice committed by any of the Liable Parties in connection with the Loan prior to the Closing. Likewise, Buyer agrees to indemnify and hold harmless Seller post-Closing for the term of the Loan (or until the Loan is discharged or satisfied, if earlier) for any and all costs and expenses incurred by Seller pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed by or caused by Buyer or its nominee after Buyer assumes the Loan or as a result of any and all "bad acts", as defined above, committed by Buyer in connection with the Loan. The word "Lender" as used in this Paragraph shall be deemed to include Lender, its successors and assigns.

                  (b) Buyer represents, covenants and warrants to and agrees with Seller that Buyer has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Buyer and such authority has not been revoked.

         10. DELIVERY OF UNITS IN "AS IS" CONDITION. Except as expressly set forth in this Agreement, Buyer acknowledges that Buyer has not been influenced to enter into this transaction nor has Buyer relied upon any warranties, representations or indemnities by Seller, express or implied, with respect to the condition or suitability of the Units or any part thereof, any matter of fact or any matter in any way relating to the Units, this Agreement or otherwise. In particular, Buyer acknowledges that Seller is selling and Buyer is purchasing the Units "AS

IS, WHERE IS", with all faults and defects, latent, patent or otherwise. Without limiting the generality of the foregoing, Buyer acknowledges that, except as expressly set forth in this Agreement and in the Deed, neither Seller nor any broker or agent of Seller has provided any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, as to:

                  (a) The nature, quality or condition of the Units, including, without limitation, the water, soil and geologic or environmental nature, quality or condition;

                  (b) The suitability of the Units for any and all activities and uses which Buyer may conduct thereon;

                  (c) The compliance of or by the Units or their operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body;

                  (d) The habitability, merchantability or fitness for a particular purpose of the Units; or

                  (e) Any other matter with respect to the Units not specifically addressed in Paragraph 9(a) above.

         11. DUE DILIGENCE. Buyer's obligation to purchase the Units shall be subject to the satisfaction of Buyer with respect to all aspects of the Premises, the Common Areas, and the Loan, including without limitation, the title, survey, environmental and other condition, compliance with law, taxes and assessments based upon Buyer's due diligence review of the same at Buyer's sole cost and expense by May 24, 1996 ("Due Diligence Period").

         Buyer shall have the right to terminate this Agreement for any reason during the Due Diligence Period without recourse to either party hereto in which case Buyer shall receive a refund of its deposit and any interest thereon. If Buyer does not so terminate this Agreement by notice to Seller given within the Due Diligence Period, Buyer shall not thereafter have any claim against Seller or any right to terminate this Agreement because of any matters which were existing at the expiration of the Due Diligence Period unless Seller agrees in writing to cure any defects and then fails to do so; provided, however, that the foregoing shall not in any way limit the obligations of Seller and each other party to this Agreement pursuant to Section 9 of this Agreement.

         The provisions of this paragraph 11 shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement.

                  (a) Environmental Inspection. Buyer acknowledges that the Environmental Reports have been prepared by parties other than Seller, that Seller has made no representation or warranty with respect to the content, completeness or accuracy of the Environmental Report and that Seller does not intend for Buyer to rely upon the information set forth in the

Environmental Report.

         Buyer shall have the right to retain a qualified professional at its expense to prepare a report concerning compliance of the Premises and the Common Areas with the Comprehensive Environmental Response Compensation Act, the Resource Conservation and Liability Act, the Superfund Amendment and Reauthorization Act, the Resource Conservation Recovery Act, the Superfund Amendment Act and Reauthorization Act, any so-called federal, state or local "superfund" or "superlien" statute or other federal or state or local laws. Upon request of Seller, Buyer shall provide a copy of same to Seller to the extent that Buyer's consultants permit the same. Buyer agrees to limit all communication relative to the report to Buyer, Seller, the qualified engineer and Buyer's counsel except as required by law. Seller shall obtain such approvals as may be necessary from the Association to accomplish the foregoing.

                  (b) Financing Contingency. Seller hereby agrees to negotiate and coordinate the assumption of Seller's existing loan (the "Loan") by Buyer's nominee covering the Units and the upper and lower parking lots at Portland Square from Equitable Life Assurance Society of the United States ("Lender") which will have a current outstanding principal balance of $12,427,717.00 as of June 1, 1996 on the same terms and conditions currently in effect with the exception of the Equitable Conditional Guaranty and Paragraph 38 in the Equitable Second Amendment of Mortgage and Security Agreement dated June 1, 1995 both of which shall be waived and with the exception of the addition of a further loan assignment provision for future owners and a restatement in the loan assumption documents of the non-recourse language contained in the existing loan documents. Such terms of assumption must be reasonably satisfactory to Seller. In the event a binding written commitment satisfactory to Buyer in its sole discretion for such financing is not obtained from Lender on or before the expiration of the Due Diligence Period, then Buyer or Seller shall have the option to (i) terminate this Agreement without recourse to the other party in which case all deposits made hereunder shall forthwith be refunded to Buyer with interest thereon or (ii) extend the Due Diligence Period for up to an additional thirty (30) days with respect to this financing contingency only. In the event Seller exercises its right to terminate hereunder, such exercise shall not be effective if Buyer elects to purchase the Premises without assuming the Loan and pays all costs paid to or for Lender by Seller in connection with a prepayment of the Loan as required by the Loan documents less the one point (1%) fee that Seller would have paid if Buyer had assumed the Loan which Seller shall pay towards such prepayment fee. If Buyer does assume the Loan, the fee charged by the Lender (one point of loan amount) as consideration for allowing the assumption and Lender's attorney's fees, but excluding Buyer's attorney's fees, shall be paid by Seller.

         12. ACCESS TO INFORMATION. Seller will give Buyer and its counsel, inspectors, accountants, and other representatives full access, during normal business hours, to the Units and the Common Areas and to the books, contracts, commitments, and other records (including computer files, retrieval programs, and other documentation) of Seller and will furnish Buyer and such representative during such periods with all such information and data concerning the affairs of Seller and the Units as Buyer or such representatives reasonably may request. Buyer and its agents and consultants shall also have the right, at reasonable times and upon reasonable notice to Seller, to enter upon the Units and the Common Areas, to perform measurements, surveys, environmental tests including subsurface exploration (with Seller's prior approval of scope), structural inspections and such other tests which Buyer may deem necessary to evaluate the Units. All such testing shall be at Buyer's risk and expense. Buyer agrees to indemnify and hold Seller harmless from any and all liability, loss and damage incurred by Seller as a result of the exercise of the foregoing access rights by Buyer, its agents or consultants except if due to any notification required to be made by law to any local, state or federal authority. Should Buyer disturb the current condition of the Units in exercising such access rights, Buyer agrees to restore the Units to its current condition if Buyer does not take title to the Units in accordance with this Agreement.

         13. USE OF MONEY TO CLEAR TITLE. To enable Seller to make conveyance as herein provided, Seller may, at the closing, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests provided the documents necessary to clear title are recorded simultaneously with the Deed.

         14. INSURANCE. Until the closing, Seller will maintain in full force and effect any existing policies of insurance relating to the Units and will cause the Association to maintain in full force and effect any existing policies of insurance relating to the Common Areas.

         15. CLOSING ADJUSTMENTS. The parties agree that the revenue from and expenses relating to the Premises shall be adjusted effective as of the Closing Date with the intent that the Seller shall be entitled to the benefit of all revenues from the Premises and shall be responsible for all expenses relating to the Premises up to the Closing Date and the Buyer shall be entitled to the benefit of all revenues from the Premises from and after the Closing Date. Without restricting the generality of the foregoing, the following closing adjustments shall be made at the Closing. With respect to the Closing Date, Buyer shall be responsible for all expenses and entitled to all income for such date.

                  (a) Rents. All security deposits and interest thereon shall be paid to Buyer or credited against the Purchase Price at Closing. Condominium fees and collected rents (fixed, minimum, additional or percentage) and charges (including, but not limited to, CAM, real estate and tax amounts payable by tenants and any last month's rent or other advance rents) shall be adjusted as of the Closing date. Uncollected rents (fixed, minimum, additional or percentage) and unpaid charges (as aforesaid) for the relevant period shall be adjusted if and when collected in the case of rents and adjusted if and when paid in the case of charges. All rents and charges collected after the Closing shall be applied first against sums payable for the then current rental period, with any excess applied first against such sums as are then due and payable to Buyer for the period from and after the Closing Date and then and only then against such sums as are then due and payable to Seller for the period prior to the Closing Date. Percentage rents shall be adjusted on the assumption that sales upon which they are computed were the same for each day of said period. Buyer agrees to use reasonable efforts (not including legal proceedings) during the six month period following the Closing to collect (on behalf of Seller, as its agent and without fee) unpaid rents and charges due and payable for periods prior to the Closing and to hold same as collected in a special account and to account for in writing and remit same to Seller monthly (less Buyer's or Buyer's managing agent's reasonable costs) during such period. At the end of such six month period, the obligations of Buyer to collect such unpaid rent under this Section 15(a) shall terminate; however, Seller shall have, at its option, continuing after the end of such six-month period, for a period of six (6) additional months, the right to collect (at Seller's sole cost and expense) any unpaid rents and charges due and payable for periods prior to the Closing, but such right shall not include summary process or eviction proceedings or any proceedings which might affect the landlord-tenant relationship under the leases.

                  (b) Taxes and Expenses of Sale. Real estate taxes (no matter how levied), and any other taxes in the nature thereof and constituting a lien upon the Units if not paid. If the amount of real estate taxes for the fiscal year during which Closing occurs is not finally determined at the time of Closing, such taxes shall be apportioned on the basis of the full amount of the assessment for such period (or the assessment for the prior tax period if the assessment for the current tax period is not then known) and the rate for the next prior tax year, notwithstanding any provisions of law which permit reduced payment pending final determination, and shall be reapportioned as soon as the new tax rate and valuation, if any, has been finally determined; and, if the taxes which have been apportioned shall subsequently be reduced by abatement, the amount of such abatement, less the cost of obtaining the same and after deduction of sums payable to tenants under Leases or expired or terminated Leases, shall be apportioned between the parties. All other assessments of every type, nature or description, as of the Closing Date, assessed to the Units and outstanding, shall be paid in full by Seller prior to the Closing (or by Buyer after the Closing out of any funds withheld from the Purchase Price for that purpose). If there are any type of taxes payable to any governmental authority by reason of the sale or transfer of the Units, Seller agrees to pay the same and provide an appropriate return or form executed by Seller, as may be required.

                  (c) License Fees. Fees for customary annual or other periodic licenses and permits for periods including the Closing Date.

                  (d) Service Contracts. Charges on contracts and agreements listed on Exhibit C-1 which are to be assigned to Buyer.

                  (e) Utilities. Seller will obtain final cut-off readings of fuel, telephone, electricity, water, sewer and gas on the Closing Date but will not permit such utilities to be cut off. Seller shall pay the bills based on such readings promptly after the same are rendered. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such services on the basis of the bill therefor for the most recent billing period prior to the Closing Date, and Seller and Buyer shall promptly readjust the apportionments in accordance with the last bills rendered.

                  (f) Condominium Capital Reserve. Seller's allocable share of any working capital or other reserve funds held by the Association is not included in the purchase price and shall be reimbursed to Seller as a closing adjustment. Seller agrees to continue to operate the Premises, and to cause the Association to continue to operate the Common Areas, in the manner currently operated on the date hereof, and agrees not to defer, or to permit the Association to defer, any expenditures, including without limitation, capital expenditures, which would ordinarily be conducted in the ordinary course of business prior to the Closing Date.

         16. BROKERS. Seller and Buyer each represents and warrants to the other that it has dealt with no real estate broker or other person who would be entitled to be paid a commission by reason of the procurement of this Agreement or the transaction which is the subject matter hereof other than Northland Management Corp. ("Broker"), and each agrees to indemnify and hold the other harmless from and against any loss, cost, damage or expense arising out of any breach by the indemnifying party of the foregoing representation and warranty. Seller agrees to pay Broker any and all fees which may be due to Broker in connection herewith.

         17. BUYER'S DEFAULT; DAMAGES. If Buyer shall fail to fulfill Buyer's obligations hereunder, all payments made hereunder by Buyer, together with any and all interest thereon from the date hereof, shall be paid to Seller as full and complete liquidated damages and not as a penalty, and shall be Seller's sole remedy at law or in equity, and all obligations of Seller and Buyer hereunder shall terminate without recourse to either party.

         18. ESCROW AGENT; DISPUTES. (a) Liability of Escrow Agent. With respect to any amount placed in escrow pursuant to this Agreement, the Escrow Agent shall not be liable for any action or nonaction taken in good faith in connection with the performance of its duties hereunder, but shall be liable only for its own willful default or misconduct. Notwithstanding anything contained in this Agreement to the contrary with respect to the obligations of the Escrow Agent, should any dispute arise with respect to the delivery and/or ownership or right to possession of such amount, the Escrow Agent shall have no liability to any party hereto for retaining dominion and control over such amount until such dispute shall have been settled:

                           (i)      by mutual agreement between the parties; or

                           (ii) by final order, decree or judgment by a court of competent jurisdiction in the United States of America (and no such order, decree or judgment shall be deemed to be "final" unless and until the time of appeal has expired and no appeal has been perfected);

and the Escrow Agent shall make payment of such amount as the parties may have mutually agreed or in accordance with such final order, decree or judgment. In no event shall the Escrow Agent be under any duty whatsoever to institute or defend any such proceedings.

                  (b) Disputes. Except as provided below in items (i) and (ii) the Escrow Agent shall deliver the Deposit to Seller promptly after the Closing.

                           (i) Demand by Buyer. The Escrow Agent shall deliver the Deposit to Buyer promptly upon receipt of a written demand therefor from

                                    Buyer stating that Seller has defaulted in the performance of this Agreement or that any condition or obligation of Buyer under this Agreement has not been fulfilled stating the facts and circumstances underlying such default or unsatisfied condition; provided, however, that the Escrow Agent shall not so act until fifteen
                                    (15) days after Seller has received a copy of such demand, nor thereafter honor such demand by Buyer if it shall have received notice from Seller in accordance with subsection (iii) below.

                           (ii) Demand by Seller. The Escrow Agent shall deliver the Deposit to Seller promptly after written demand therefor from Seller given subsequent to the Closing Date, stating that Buyer has defaulted in performance of this Agreement and the facts and circumstances underlying such default; provided, however, that the Escrow Agent shall not so act until fifteen (15) days after Buyer has received a copy of such demand, nor thereafter honor such demand by Seller if it shall have received notice from Buyer in accordance with subsection (iii) below.

                           (iii) Upon the filing of a written demand for the Deposit by Buyer or Seller, as the case may be, pursuant to subsections (i) or (ii) above, the Escrow Agent promptly shall mail a copy thereof to the other party in the manner provided herein for the giving of notices and the other party shall have the right to object to the compliance by the Escrow Agent with such demand by filing written notice of such objection with the Escrow Agent at any time within fifteen days after the receipt of such copy by such party, but not thereafter. Such notice shall set forth the basis for objecting to the delivery of the Deposit. Upon receipt of such notice of objection, the Escrow Agent shall promptly mail a copy thereof to the party which filed a written demand for the Deposit.

                           (iv) In the event the Escrow Agent shall have received the notice of objection provided for in subsection (iii) above within the time therein prescribed, the Escrow Agent shall continue to hold and invest the Deposit until: (i) the Escrow Agent receives the joint written direction from Seller and Buyer or a final judgement of a court of competent jurisdiction directing the disbursement of the Deposit, in which case the Escrow Agent shall then disburse same in accordance with such direction or judgement; or (ii) in the event of litigation between Seller and Buyer, the Escrow Agent delivers the deposit to the Clerk of Court in which such litigation is pending, or (iii) the Escrow Agent deposits all of same with a court of competent jurisdiction and therein commences an action for interpleader, the cost thereof to the Escrow Agent to be borne by whichever of Seller or Buyer does not prevail in the litigation.

         19. PACKAGE OFFER CONTINGENCY. Seller and Buyer acknowledge that the Units which are the subject of this Agreement are part of a package offer to purchase certain property located in Portland, Maine consisting of the Units, the building known as Two Portland Square and two (2) surface parking lots which are located adjacent to the Building and Two Portland Square (collectively, the "Package Properties"). Accordingly, Buyer shall only have the right to purchase the Units described herein if Buyer also simultaneously purchases the other Package Properties, except that if Seller fails to fulfill its obligations under this Agreement or the agreement for the two (2) parking lots or the seller of Two Portland Square fails to fulfill any of its obligations under that purchase and sale agreement, Buyer shall not be required to purchase less than all of the Package Properties but rather shall only be required to purchase all the Package Properties simultaneously. Therefore, in the event Buyer requests a refund of its deposit on or before the expiration of the Due Diligence Period for any of the reasons contained in paragraph 11 or is otherwise refunded its deposit because Seller has failed to fulfill its obligations hereunder, Buyer shall be entitled to a refund of its deposits held pursuant to the other two (2) purchase and sale agreements for the other Package Properties. Likewise, if Buyer receives a refund of its deposit under any of the other two (2) purchase and sale agreements, Buyer shall receive a refund of the deposit held hereunder. In addition, in the event the time for performance is extended pursuant to Paragraph 7 of any of the purchase and sale agreements for any of the Package Properties, the time for performance under any of the other purchase and sale agreements for the other Package Properties shall likewise be automatically extended without the necessity of additional written documentations.

         20. VERRILL & DANA CONTINGENCY. Buyer and Seller acknowledge that Verrill & Dana, the owner of Units #7-10 at One Portland Square has a right of first offer to purchase the Package Properties. Accordingly, this Agreement is contingent upon the expiration on or before May 1, 1996 of Verrill & Dana's said right of first offer. In the event Verrill & Dana exercises such right, all deposits made hereunder shall be refunded to Buyer with interest thereon and this Agreement shall terminate without recourse to the parties hereto. In addition, if Verrill & Dana exercises such right, this Agreement shall automatically terminate without recourse to either party hereto and Seller shall promptly refund the Deposit with interest thereon and reimburse Buyer for all reasonable out-of-pocket costs incurred in connection with its due diligence described in Paragraph 11 hereof, including without limitation, legal, engineering and environmental costs and Buyer shall provide Seller with valid invoices therefor.

         21. ENTIRE UNDERSTANDING. This Agreement, with the exhibits attached hereto, if any, constitutes the entire agreement between the parties hereto with respect to the Units and no verbal statements made by anyone with regard to the transaction which is the subject of this Agreement shall be construed as a part hereof unless the same be incorporated herein by writing.

         22. NOTICES. All notices required or permitted to be given hereunder shall be in writing and delivered by hand or mailed postage prepaid, by registered or certified mail or by telecopy, addressed in the case of Seller, to Northland Management Corporation, 2150 Washington Street, Newton, Massachusetts 02162, Attention: Jeremy Hubball, President, and in the case of Buyer, to: Karl Weller, Senior Vice President, MGI Properties, 1 Winthrop Square, Boston, MA 02110 or in case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or if so mailed, when deposited with the U.S. Postal Service, or if so telecopied, when received.

         23. CONSTRUCTION OF AGREEMENT. This Agreement, executed as of the date first above written, is to be construed as a Massachusetts contract, is to take effect as a sealed instrument, is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, and may be cancelled, modified or amended only by a written instrument executed by both Seller and Buyer.

         24. OPERATING COVENANTS. The following shall govern the operations of the Property from the effective date hereof through the Closing Date.

                       (a) Seller shall not take any of the following actions without the express written consent of Buyer: (i) make or permit to be made any material alterations to the Premises; (ii) enter into any lease or service contract with respect to the Premises or any part thereof; (iii) remove or permit the removal from the Premises of any personal property other than in the ordinary course of business in which the personal property being removed is replaced with new personal property of equal or greater value; (iv) reduce the quality of the improvements at the Premises or their service and maintenance, or materially reduce the number of employees currently employed by Seller to service, maintain and secure the Premises; or (v) modify or agree to the modification of any of the terms or conditions of any existing Lease or contracts.

                       (b) At all times prior to the Closing Date, Seller shall continue to operate and manage the Premises in a manner consistent with Seller's operation and management policies in effect as of the effective date of this Agreement; subject, however, to Seller's compliance with its obligations under Paragraph 24(a) above.

                       (c) Seller will pay in full, prior to the Closing Date, all bills and invoices for labor, goods, material and services of any kind relating to the Premises. Except as provided in Paragraph 24(a) above, any alterations, installations, decorations and other work required to be performed under the Leases or other agreements affecting the Premises prior to the Closing have been, or will be, completed by the Closing Date, and have been, or will be, paid in full prior to the Closing Date or if same have not been completed and/or paid at the Closing Date, the Purchase Price will be reduced by an amount equal to the unpaid amounts and such amounts shall be paid by Buyer.

                       (d) After the date hereof and prior to the Closing Date, no part of the Premises or any interest therein will be alienated, encumbered or otherwise transferred, and no liens will be placed or permitted to be placed thereon.

                       (e) It shall be a condition of Buyer's obligations hereunder that on the Closing Date there shall be no default by Seller under any Lease.

                       (f) After the date hereof, Seller shall promptly notify Buyer of any change in any condition with respect to the Premises or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, or any covenant of Buyer under this Agreement incapable or less likely of being performed, it being understood that the Seller's obligation to provide notice to Buyer under this Paragraph 24 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement.

         25. LIKE-KIND EXCHANGE. Buyer reserves the right to designate the Premises as a replacement property in connection with any like-kind exchange that it may transact, and Seller agrees to cooperate in such like-kind exchange transaction and to sign such documentation as may be reasonably requested by Buyer so long as Seller is not placed in a less advantageous position, receives the full purchase price in cash subject to Paragraph 11(b) and Buyer pays all of Seller's expenses, if any, related thereto.

         26. PERSONAL LIABILITY. The Seller is a Massachusetts Limited Partnership and all persons dealing with the Limited Partnership, including the Buyer, must look solely to the property of the Limited Partnership and to the General Partner for the enforcement of any claims against the Limited Partnership. No limited partner, shareholder, director, employee, agent, parent, or officer of the Seller shall be liable for any obligation, express or implied, under this Agreement except as set forth in Section 9 with respect to the General Partner and Limited Partners of Seller and certain other parties. The preceding two sentences shall be inserted, or deemed inserted at Seller's election, in every document and agreement executed and/or delivered by Seller pursuant hereto. MGI Properties is a Massachusetts business trust and all persons dealing with the Trust, including without limitation, the Seller, must look solely to the property of the Trust for the enforcement of any claims against the Trust. Neither the trustees, officers, agents nor shareholders of the Trust assume any personal liability in connection with its business or assume any personal liability for obligations entered into on its behalf. The preceding two sentences shall be inserted, or deemed inserted at Buyer's election, in every document and agreement executed and/or delivered by Buyer pursuant hereto. The foregoing provisions of this Paragraph 26 shall survive the Closing Date, the delivery of the deed, and any termination of this Agreement.

         27. CONDOMINIUM GOVERNANCE. As of the Closing Date, Seller shall arrange for its designated Trustees and other officers of the Association to resign therefrom and for Trustees and other officers chosen by Buyer to be seated in their places on the Association. To the extent that due to meeting dates or other timing constraints, such transfer cannot be accomplished as of the Closing Date, Seller agrees that it will keep its designees in such positions after the Closing Date until such time as it is practicable to conduct the transition. Until such transition occurs, Seller shall cause such Trustees and other officers to govern the Association and vote in accordance with Buyer's written instructions. The provisions of this Paragraph 27 shall survive the Closing and the delivery and recording of the Deed.

         28. SEC RULES. Seller agrees to cooperate with Buyer at no cost to Seller in any audit which may be required to be conducted by Buyer's accountants in connection with Buyer's compliance with SEC Rules. The provisions of this Paragraph 28 shall survive the delivery and recording of the Deed.


                             SELLER:

                             PORTLAND SQUARE LIMITED
                             PARTNERSHIP, a Massachusetts Limited
                             Partnership
                             By:   Northland Union Street Limited,
                                   Partnership, its General Partner, a
                                   Massachusetts Limited Partnership
                             By:   Northland Realty Corporation,
                                   its General Partner, a Delaware
                                   Corporation


Witness: /s/ Alyssa Jermyn   By:   /s/ Jeremy Hubball
                                       Jeremy Hubball, President


                             BUYER:

                             MGI PROPERTIES


Witness: /s/ Diane J. Soucy  By: /s/ Kev Welles
                             Its: JUP


                             ESCROW AGENT:

                             ATLANTIC TITLE COMPANY


Witness: /s/ Wendy Lee Dyer  By: /s/ Samuel H. Merrill
                             Its: Staff Counsel

                             AS TO PARAGRAPH 9 ONLY:
                             GENERAL PARTNER:

                             NORTHLAND UNION STREET LIMITED
                             PARTNERSHIP
                             By:   Northland Realty Corporation, its
                                   General Partner


Witness: /s/ Alyssa Jermyn   By:   /s/ Jeremy Hubball
                                       Jeremy Hubball, President


                             NORTHLAND REALTY CORPORATION


Witness: /s/ Alyssa Jermyn   By:   /s/ Jeremy Hubball
                                       Jeremy Hubball, President


                             LIMITED PARTNERS:

                             INTERNATIONAL PROPERTIES
                             LIMITED PARTNERSHIP
                             By:   International Properties, Ltd.


Witness: /s/ John Morrow     By:   /s/ Frank Sobey
                                       Frank Sobey, Vice President


                             J.B. BROWN & SONS, a ______________


Witness: /s/ Dawn E. Smith   By:   /s/ Charles E. Prinn III
                                       Charles E. Prinn III, President

                             NORTHLAND SPRING STREET
                             LIMITED PARTNERSHIP, a Massachusetts
                             Limited Partnership
                             By:   Northland Realty Corporation


Witness: /s/ Alyssa Jermyn   By:   /s/ Jeremy Hubball
                                       President

                             NORTHLAND INVESTMENT
                             CORPORATION


Witness: /s/ Alyssa Jermyn   By:   /s/ Joseph R. Ryan
                                       Joseph R. Ryan, E.V.P.




w:\p&s.agr\2port\mgi1ps.6

                                   EXHIBIT A

Units No. 1, 2, 3, 4, 5, and 6 of ONE PORTLAND SQUARE, A BUSINESS CONDOMINIUM, situated at the corner of Union and Spring Streets in the City of Portland, County of Cumberland and State of Maine, as more particularly described in the Declaration of One Portland Square, A Business Condominium, dated as of October 27, 1987 and recorded in the Cumberland County Registry of Deeds on October 29, 1987 in Book 8039, Page 37, and in the Plats and Plans incorporated into the Declaration and recorded in the Cumberland County Registry of Deeds in Plan Book No. 166, Page 44, Sheets 1 through 13, by virtue of the recording of which Declaration, Plats and Plans, the Declarant created the Condominium pursuant to the Maine Condominium Act, Title 33 of the Maine Revised Statutes of 1964, as amended, Chapter 31, Sections 1601-101 et seq., as amended.

Exhibit A-1

DESCRIPTION OF PROPERTY

A certain parcel of land situated on the Southerly side of Spring Street Arterial and on the Westerly side of Union Street, and on the Easterly side of discontinued Cross Street in the City of Portland, County of Cumberland, State of Maine, being bounded and described as follows:

Beginning at a point on the said Westerly line of Union Street, said point being the Southeasterly corner of the parcel herein described and being the Northeasterly corner of the remaining lands of Portland Square Limited Partnership, said point being a set 5/8" rebar with plastic cap marked "SMRT RLS 1314";

Thence S75[degrees]35'10"W along said land of Portland Square Limited Partnership the Northerly side of a concrete teller pad forty-one and sixty-two hundredths (41.62) feet to the Northwesterly corner of said pad; said pad being the Northerly most pad of three teller pads;

Thence S14[degrees]24'50"E along said land of Portland Square Limited Partnership, being the Westerly end of said pad four and no hundredths (4.00) feet to the Southwest corner of said pad;

Thence S75[degrees]35'10"W along said land of Portland Square Limited Partnership, along the Southerly face of a 7" curb twenty-eight and nineteen hundredths (28.19) feet, to a point;

Thence along said land of Portland Square Limited Partnershp, along said curb, on a curve to the left having a radius of six and no hundredths (6.00) feet and an arc distance of three and nine hundredths (3.09) feet, and a chord which bears S60[degrees]49'32"W three and six hundredths (3.06) feet, to a point;

Thence S46[degrees]04'00"W along said land of Portland Square Limited Partnership, along said curb, twenty-nine and ninety-eight hundredths (29.98) feet, to a point;

Thence along said land of Portland Square Limited Partnership, along said curb, on a curve to the right having a radius of six and no hundredths (6.00) feet and an arc distance of three and nine hundredths (3.09) feet, said chord bears S60[degrees]49'32"W three and six hundredths (3.06) feet, to a point;

Thence S75[degrees]35'10"W along said land of Portland Square Limited Partnership, along said curb, seventy-nine and sixty-seven hundredths (79.67) feet, to the Easterly sideline of discontinued Cross Street to a point;

Thence N11[degrees]09'09"W along said land of Portland Square Limited Partnership, being the Easterly sideline of discontinued Cross Street, two hundred fourteen and thirty-one hundredths (214.31) feet to a set 5/8" rebar with plastic cap marked "SMRT RLS 1314" at the Southerly side line of said Spring Street Arterial;

Thence along said Southerly side of Spring Street Arterial being a curve to the left having a radius of three thousand eight hundred sixty-five and seventy-two hundredths (3,865.72) feet and an arc distance of one hundred forty-three and thirteen hundredths (143.13) feet, and a chord which bears N61[degrees]31'42"E one hundred forty-three and twelve hundredths (143.12) feet, to a set 5/8" rebar with plastic cap marked "SMRT RLS 1314";

Thence along said Southerly right of way line, being on a curve to the right having a radius of twenty-five and no hundredths (25.00) feet and an arc distance of forty-five and ninety-eight hundredths (45.98) feet, and a chord which bears S66[degrees]50'34"E thirty-nine and seventy-seven hundredths (39.77) feet to a set 5/8" rebar with plastic cap marked "SMRT RLS 1314", at the Westerly side line of said Union Street;

Thence along said Westerly side line of Union Street S14[degrees]06'53"E two hundred four and fifteen hundredths (204.15) feet to the Point of Beginning. Said parcel contains 0.90 acres, more or less.

Meaning and intending to describe a portion of parcels #1 and #2 in a deed from ATBRO Corp. to Portland Square Limited Partnership dated December 16th, 1985 recorded in Book 7008 Page 97 and 102 and of Parcels #1 and #2 in a deed from ATBRO Corp. to Portland Square Limited Partnership dated December 16th, 1985 recorded in the Cumberland County Registry of Deeds in Book 7114 Page 209 and the adjoining discontinuance of Cross Street Book 7165 Page 46.

The Basis of Bearing for this description is Magnetic North 1972 from HI & EC Jordan plan dated July 1981.

This description is based from a land title survey plan by Stevens Morton Rose & Thompson, Inc. dated October 22, 1987.

                                    EXHIBIT B
                              LIST OF ENCUMBRANCES
                                    UNITS 1-6
                               ONE PORTLAND SQUARE


1. Liens for Real Estate Taxes and Assessments for fiscal year 1997 and subsequent years not yet due and payable.

2. Matters disclosed on Plan for Northland Realty Corporation, ALTA/ACSM Land Title Survey of One Portland Square dated April 5, 1995, by Lewis & Wasina, Inc. and Accompanying Surveyor's Report dated April 27, 1995 by Bruce E. Lewis.

3. Covenants, Restrictions, Obligations, Easements, Development Rights, Conditions, Reservations, Liens for Assessments, and Limitations on Title set forth in the Declaration of One Portland Square, A Business Condominium, dated as of October 27, 1987 and recorded in the Cumberland County Registry of Deeds on October 29, 1987 in Book 8039, Page 37, and in the Plats and Plans incorporated into the Declaration and recorded in the Cumberland County Registry of Deeds in Plan Book Number 166, Page 44, Sheets 1 through 13.

4. Terms and provisions of the Maine Condominium Act, Title 33 of the Maine Revised Statutes of 1964, as amended, Chapter 31, Sections 1601-101 et seq., as amended.

5. Terms and Conditions of Memorandum of Rights, Options, Restrictions by and between Portland Square Limited Partnership and Verrill & Dana dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277.

6. Rights and easements for public utility facilities, pedestrian passage and scenic view corridor as set forth in quit-claim deed from Portland Square Limited Partnership to The City of Portland dated April 25, 1986 and recorded in Cumberland County Registry of Deeds in Book 7168, Page 48 and shown on "Cross Street Easement Plan" dated January 3, 1986 prepared by Hunter-Ballew Associates.

7. Rights and easements granted by Portland Square Limited Partnership to Central Maine Power Company and New England Telephone and Telegraph Company by deed dated September 5, 1986 and recorded in the Cumberland County Registry of Deeds in Book 7708, Page 284.

8. Rights and easements granted in Easement Deed by Portland Square Limited Partnership and Verrill & Dana to Portland Square Limited Partnership dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8045, Page 275.

9.     Rights of the One Portland Square Building tenants:

       a. Peoples Heritage Savings Bank under lease dated May 21, 1986.
       b. H.M. Payson and Company under lease dated March 11, 1987.
       c. Federal Express Corporation under lease dated May 12, 987.
       d. U.S.A. (Office of Hearing and Appeals) under lease dated July 19, 1993
       e. The MacBride-Dunham Group under lease dated November 1, 1991
       f. Victory Deli under lease dated July 1, 1988
       g. Carl Metzger, M.D., PA under lease dated September 1, 1990
       h. Albin, Randall & Bennett under lease dated September 4, 1988
       i. James Lemieux & William Leete under lease dated December 1, 1995
       j. Northland Management Corp. under lease dated September 1, 1990
       k. Prudential Securities, Inc. under lease dated November 1, 1988

11. Terms and provisions of lease by and between Portland Square Limited Partnership as lessor and Verrill & Dana and Peoples Heritage Savings Bank as lessee dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8046, Page 77.

12. Terms and provisions of lease by and between Portland Square Limited Partnership as lessor and Verrill & Dana and Peoples Heritage Savings Bank as lessee dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8046, Page 80.

13. Terms and provisions of lease by and between Portland Square Limited Partnership as lessor and Verrill & Dana as lessee dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8046, Page 83.

                                    EXHIBIT C
                        ASSIGNMENT OF SERVICE AGREEMENTS

         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the service agreements relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Exhibit C-1 hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such service agreements first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service agreements for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service and maintenance agreements for the performance or observance of any obligations of the Assignor which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996.

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ____________, 1996.

                       ASSIGNOR: PORTLAND SQUARE LIMITED PARTNERSHIP
                             By: Northland Union Street Limited Partnership,
                                 its General Partner
                             By: Northland Realty Corporation,
                                 its General Partner

                             By: ______________________________
                                 Jeremy Hubball, President

                       ASSIGNEE: MGI PROPERTIES


                             By: ______________________________

                                   EXHIBIT C-1
                            LIST OF SERVICE CONTRACTS



Date        Vendor                Service                   Period

08/01/95    Clean Sweep           Cleaning                  08/01/95 - 02/28/97*

10/30/87    Northland
               Management Corp.   Management-Building       Expires 10/30/96

10/30/87    Northland
               Management Corp.   Management/Leasing-Units  Expires 10/30/96


*Mutual right to cancel at any time upon 30 days' prior written notice.

                                    EXHIBIT D
                  ASSIGNMENT OF PERMITS, APPROVALS AND LICENSES

         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Northland Investment Corporation, 2150 Washington Street, Newton, Massachusetts 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI Properties, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse except as provided herein to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the permits, approvals and licenses relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Schedule A hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such permits, approvals and licenses first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor which accrued or should have accrued or which accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ___________, 1996.

                  ASSIGNOR: PORTLAND SQUARE LIMITED PARTNERSHIP
                        By: Northland Union Street Limited Partnership,
                            its General Partner
                        By: Northland Realty Corporation, its General Partner


                        By: _____________________________________
                            Jeremy Hubball, President

                  ASSIGNEE: MGI PROPERTIES


                        By: _____________________________________

                                    EXHIBIT E

                      ASSIGNMENT, ACCEPTANCE AND ASSUMPTION
                OF LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES


         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein, express or implied, in law or otherwise except as provided in the Purchase and Sale Agreement described below, all of the right, title and interest of Assignor, as lessor in, to and under all of the leases, guaranties, tenancies and occupancies described in the Schedule attached hereto pertaining to the Units at One Portland Square, Portland, Maine.

         TOGETHER with the appurtenances and all the estate and rights of Assignor in, to and under said leases, guaranties, tenancies and occupancies.

         TO HAVE AND TO HOLD the same until Assignee, its executors, administrators, heirs, successors and assigns, for the rest of the term of said leases, guaranties, tenancies and occupancies and subject to the terms, covenants and conditions and provisions thereof.

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations under said leases, guaranties, tenancies and occupancies first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability, cost or expense under said leases, guaranties, tenancies and occupancies for the performance or observance of any obligations of the lessor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignor free and harmless from any liability, costs or expense under said leases, guaranties, tenancies and occupancies for the purpose or observance of any obligations of the lessor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April _____, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 19___.


              ASSIGNOR:   PORTLAND SQUARE LIMITED PARTNERSHIP
                    By:   Northland Union Street Limited Partnership,
                          its General Partner
                    By:   Northland Realty Corporation,
                          its General Partner


                    By:   ____________________________________
                          Jeremy Hubball, President


              ASSIGNEE:   MGI PROPERTIES


                    By:   ____________________________________

                              SCHEDULE TO EXHIBIT E

                  Albin, Randall & Bennett

                  Carl Metzger, M.D., PA

                  Federal Express Corporation

                  H.M. Payson & Co.

                  James Lemieux

                  Northland Management Corp.

                  Peoples Heritage Bank

                  Prudential Securities, Inc.

                  The MacBride-Dunham Group, Inc.

                  United States of America

                  Verrill & Dana

                  Victory Deli, Inc.

                                    EXHIBIT F
                                 LIST OF LEASES


                  Albin, Randall & Bennett

                  Carl Metzger, M.D., PA

                  Federal Express Corporation

                  H.M. Payson & Co.

                  James Lemieux

                  Northland Management Corp.

                  Peoples Heritage Bank

                  Prudential Securities, Inc.

                  The MacBride-Dunham Group, Inc.

                  United States of America

                  Verrill & Dana

                  Victory Deli, Inc.

                                    EXHIBIT G
                      WARRANTY BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS that PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership, having a place of business at 2150 Washington Street, Newton, MA 02162, for consideration paid by MGI PROPERTIES, a Massachusetts business trust, the receipt of which is hereby acknowledged, does hereby grant, sell, transfer, assign and deliver unto the said MGI Properties the following goods, chattels and intangible personal property.

         1.       The property listed on Schedule A hereto.

         2. All other apparatus, fixtures and articles owned by the undersigned attached to or used or procured for use in connection with the operation and maintenance of any Units, structure or other improvements located on the property at One Portland Square, Portland, Maine (the "Units") except apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the Units.

         3. The right, if any, to use the trade name "One Portland Square" and documents of title and business records pertaining to the Units.

         TO HAVE AND TO HOLD all and singular the said goods, chattels and intangible personal property to the said MGI Properties and its successors and assigns, to their use and behoof forever.

         AND Portland Square Limited Partnership hereby covenants with the grantee that it is the lawful owner of the said goods, chattels and intangible personal property; that they are free of all encumbrances; that it has good right to sell the same as aforesaid; and that it will WARRANT and DEFEND the same against the lawful claims and demands of all persons forever. The property transferred by this Warranty Bill of Sale and Assignment is transferred AS IS, WHERE IS.

         IN WITNESS WHEREOF, Portland Square Limited Partnership has caused this instrument to be executed under seal as of ___________, 1996.

                                    PORTLAND SQUARE LIMITED PARTNERSHIP
                         By:        Northland Union Street Limited Partnership,
                                    its General Partner
                         By:        Northland Realty Corporation,
                                    its General Partner

                         By:        _____________________________________
                                    Jeremy Hubball, President

                                   SCHEDULE A
                                  TO EXHIBIT G
                                PERSONAL PROPERTY

SHARED AMONG ONE PORTLAND SQUARE AND TWO PORTLAND SQUARE

1 IBM computer for HVAC (386)
1 Worktable and chair
1 JC8500 HVAC control system
1 Schlage proximity access card system
1 2-drawer filing cabinet

LOCATED IN MAINTENANCE SHOP

4 Maintenance desks with chairs
Metal shelving
Uniform lockers
Misc. hardware (door handles, hinges, bolts, closures)
Misc. plumbing supplies (diagrams, plungers, valves)
Misc. electrical supplies (junction boxes, batteries, wiring, connectors) Misc. paint supplies (paints, brushes, scrapers, rollers, caulking)
Misc. tools (pliers, wrenches, drivers, clamps, levels, hammers, mallets, vice grips, saws)
1 Sump pump
1 Shop vacuum (12 gallon)
2 Desk movers
1 Moving dolly
1 Key machine
1 10" drill press
2 Makita cordless drills
1 Tool box
Various landscape materials (rakes, shovels, brooms, hoses, trash cans)
1 Small microwave
1 Small refrigerator
Misc. fans (desk type, floor model)
1 Answering machine
3 Telephones
Bulletin boards

TWO PORTLAND SQUARE

1 Security video recorder with 5 cameras
1 Garage sweeper
1 Large flammable
liquid storage cabinet
1 Message board Supply shelving
1 12 foot ladder
1 6 foot ladder
6 handheld fire extinguishers

1 Pallet of ice melt (45 bags)
5 Brass elevator doors (leftover from construction)
Various lightbulbs (purchased monthly)
Air handler filters
Various algaecides and pump for cooling towers
Janitorial supplies (paper products, etc.) purchased monthly


UNITS 1-6, ONE PORTLAND SQUARE

4 Hand held fire extinguishers
Various lightbulbs (purchased monthly)
Janitorial supplies (paper products, etc.)


PARKING LOTS

1 Sweda cash register
2 Cintac parking control computers
2 Printers


GENERAL INTANGIBLES

All permits, licenses, certificates, variances, consents and approvals pertaining to the Units, all plans and specifications, warranties and guaranties relating to the Units and the aforementioned fixtures defined in the Condominium Documents as part the Units, all advertising and leasing brochures, tradenames, trademarks, development rights, if any, and other intangible property pertaining to the Units and their use and operation.

                                   EXHIBIT G-1
                    PERSONAL PROPERTY WHICH BELONGS TO OTHERS
                           AND IS NOT INCLUDED IN SALE


CONDOMINIUM ASSOCIATION:

1 Security video recorder with four (4) cameras
2 6 foot ladders
1 3 foot ladder
1 8 foot ladder
1 Powered lift
1 Hand cart
1 Message board
Supply shelving
1 Small flammable liquid storage cabinet
Various light bulbs (purchased monthly)
Air handler filters
1 Pallet of ice melt (45 bags)
Various algaecides and pump for cooling towers
Small amount of janitorial supplies (trash bags, cleaners)


MANAGEMENT COMPANY:

1 Turo snowblower

                                   EXHIBIT H

                                 NORTHLAND CORP
                                  RENT ROLL II


**************************INSERT EXHIBIT H HERE******************************

                                    EXHIBIT I
                             ACTIONS AGAINST SELLER


                                      NONE

                                    EXHIBIT J
                   CLAIMS INVOLVING CONSTRUCTION OF THE UNITS


                                      NONE

                                   EXHIBIT K


                                 [Rent Roll II]

                                    EXHIBIT L
                  COMMISSIONS DUE FROM SELLER/BUYER/OTHER PARTY


                                      NONE

                             SCHEDULE A TO EXHIBIT L

                                 NORTHLAND CORP
                         LEASE EXP/OPT REPORT (LEASEEXP)

                                    EXHIBIT M

                       ASSIGNMENT OF RIGHTS IN AND TO THE
                 MEMORANDUM OF RIGHTS, OPTIONS AND RESTRICTIONS


         FOR VALUE RECEIVED, PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 2150 Washington Street, Newton, MA 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein except as set forth in the Purchase and Sale Agreement, express or implied, in law or otherwise, all of the right, title and interest of Assignor, as "Seller" in, to and under the Memorandum of Rights, Options and Restrictions dated October 30, 1987 between it and Verrill & Dana recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277 (the "Memorandum").

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations as "Seller" under said Memorandum of Rights, Options and Restrictions first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability under the Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignee thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignee free and harmless from any liability under said Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April ____, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 1996.

                    ASSIGNOR: PORTLAND SQUARE LIMITED PARTNERSHIP
                          By: Northland Union Street Limited Partnership,
                              its General Partner
                          By: Northland Realty Corporation,
                              its General Partner

                          By: _________________________________
                              Jeremy Hubball, President


                    ASSIGNEE: MGI PROPERTIES

                          By: __________________________________

                           PURCHASE AND SALE AGREEMENT
                               TWO PORTLAND SQUARE
                                 PORTLAND, MAINE


                                     BETWEEN


                                 MGI PROPERTIES
                                     -BUYER-


                                       AND


                     TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                                    -SELLER-

                                 INDEX TO LEASE


1.       DESCRIPTION.................................................1
2.       TITLE; DEED.................................................1
3.       PLAN........................................................2
4.       PURCHASE PRICE..............................................2
5.       CLOSING.....................................................3
                  a.    Deed.........................................3
                  b.    Conditions to Buyer's Obligations............3
                  c.    Real Estate Taxes............................6
6.       POSSESSION AND CONDITION OF UNITS AND PREMISES..............6
7.       TITLE DEFECTS; EXTENSION OF TIME TO PERFECT TITLE...........6
8.       ACCEPTANCE OF DEED..........................................7
9.       WARRANTIES AND REPRESENTATIONS..............................7
10.      DELIVERY OF PREMISES IN "AS IS" CONDITION..................13
11.      DUE DILIGENCE..............................................13
                  a.    Environmental Inspection....................14
                  b.    Financing Contingency.......................14
12.      ACCESS TO INFORMATION......................................15
13.      USE OF MONEY TO CLEAR TITLE................................15
14.      INSURANCE..................................................15
15.      CLOSING ADJUSTMENTS........................................15
                  a.    Rents.......................................15
                  b.    Taxes and Expenses of Sale..................16
                  c.    License Fees................................16
                  d.    Service Contracts...........................16
                  e.    Utilities...................................16
16.      BROKERS....................................................17
17.      BUYER'S DEFAULT; DAMAGES...................................17
18.      ESCROW AGENT; DISPUTES.....................................17
                  a.    Liability of Escrow Agent...................17
                  b.    Disputes....................................17
19.      PACKAGE OFFER CONTINGENCY..................................19
20.      VERRILL & DANA CONTINGENCY.................................19
21.      ENTIRE UNDERSTANDING.......................................19
22.      NOTICES....................................................19
23.      CONSTRUCTION OF AGREEMENT..................................20
24.      OPERATING COVENANTS........................................20
25.      LIKE-KIND EXCHANGE.........................................21
26.      PERSONAL LIABILITY.........................................21
27.      SEC RULES..................................................21

                                LIST OF EXHIBITS


         EXHIBIT A         DESCRIPTION OF PREMISES
         EXHIBIT B         LIST OF ENCUMBRANCES
         EXHIBIT C         ASSIGNMENT OF SERVICE AGREEMENTS
         EXHIBIT C-1       LIST OF SERVICE CONTRACTS
         EXHIBIT D         ASSIGNMENT OF PERMITS, APPROVALS AND
                           LICENSES
         EXHIBIT E         ASSIGNMENT, ACCEPTANCE AND ASSUMPTION OF
                           LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES
         EXHIBIT F         LIST OF LEASES
         EXHIBIT G         WARRANTY BILL OF SALE AND ASSIGNMENT
         EXHIBIT G-1       PERSONAL PROPERTY WHICH BELONGS TO OTHERS AND
                           IS NOT INCLUDED IN SALE
         EXHIBIT H         INSURANCE CERTIFICATE
         EXHIBIT I         ACTIONS AGAINST SELLER
         EXHIBIT J         CLAIMS INVOLVING CONSTRUCTION OF THE PREMISES
         EXHIBIT K         RENT ROLL AND SECURITY DEPOSITS
         EXHIBIT L         COMMISSION DUE FROM SELLER/BUYER/OTHER PARTY
         EXHIBIT M         ASSIGNMENT OF RIGHTS IN AND TO THE
                           MEMORANDUM OF RIGHTS, OPTIONS & RESTRICTIONS

                           PURCHASE AND SALE AGREEMENT

                               Two Portland Square
                                 Portland, Maine

         Purchase and Sale Agreement, dated as of April 26, 1996 (this "Agreement"), by and between TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having a business address at Two Portland International Limited, 115 King Street, Stellarton, Nova Scotia BOK1S0 ("Seller"), and MGI PROPERTIES, a Massachusetts business trust having an address at 1 Winthrop Square, Boston, MA 02110 ("Buyer").

                              W I T N E S S E T H :

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

         1. DESCRIPTION. Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller, upon the terms and conditions hereinafter set forth, the parcel of land located at Two Portland Square, Portland, Cumberland County, Maine, as more particularly described in Exhibit A attached hereto (the "Land"), together with the building having an address of Two Portland Square (the "Building"), and structures and improvements existing thereon, together with all permits, licenses, certificates, variances, consents and approvals, plans, specifications, warranties and guaranties, fixtures owned by Seller, advertising and leasing brochures, tradenames, trademarks, development rights, if any, and other intangible property pertaining to the Building and its use and operation (the "Intangible Property") and all of Seller's right, title and interest in and to any streets, ways or alleys abutting or adjoining thereon and all other rights appurtenant to the Land (collectively, with the Land and the Building, the "Premises").

         2. TITLE; DEED. The Premises are to be conveyed by a Maine Warranty Deed with warranty covenants (the "Deed") running to Buyer or its nominee, and the Deed shall convey good record, marketable and insurable title free and clear of any and all liens, claims and encumbrances, except:
                  (a) Provisions of existing applicable laws and regulations in effect on the date of the delivery of the Deed, provided the same do not interfere with the current use of the Premises;

                  (b) Such real and personal property taxes for the then current tax period as are not yet due and payable on the date of the recording of the Deed;

                  (c) Any liens for municipal betterments assessed on the Premises after the date of the recording of the Deed;

                  (d) The easements, agreements, encumbrances, rights, title or interests of others and other agreements and other matters as are referenced in the list of encumbrances attached hereto as Exhibit B so long as the same do not interfere with the current use of the Premises ("Permitted Encumbrances");

                  (e) Sun Life Assurance Company of Canada ("Sun Life") loan documents evidencing a $9,000,000 loan ("Loan") secured by a first mortgage lien on the Premises, including without limitation, a Mortgage and Security Agreement, UCC-1 Financing Statement and Assignment of Rent, Income and Leases ("Loan Documents").

         3. PLAN. If the Deed refers to a plan necessary to be recorded therewith, Seller shall deliver such plan with the Deed in form adequate for recording.

         4. PURCHASE PRICE. In consideration of Seller's conveyance of the Premises, Buyer shall pay to Seller the sum of $16,852,500.00 of which

         $187,250.00        has been paid by Buyer as a deposit as of this day
                            ("Second Deposit").

         $16,665,250.00     representing the balance, be paid as follows:
                            Approximately $8,936,249.00 plus interest by assumption of the Sun Life Loan, if Buyer so elects, and the balance (or, if Buyer does not assume the Loan and does not exercise its right to terminate this Agreement pursuant to Paragraph 11(b) hereof, the full $16,665,250.00) to be paid immediately upon the recording of the Deed by the Buyer's title insurance company (the "Title Company") by certified check or checks or, at Seller's request, by wire transfer in accordance with wiring instructions provided by Seller subject only to withholding if required by the Internal Revenue Service.

         $16,852,500.00     TOTAL


         All deposits made hereunder shall be held by Atlantic Title Company, 76 Atlantic Avenue, Portland, Maine 04106, as Escrow Agent in an interest-bearing FDIC insured bank account or accounts (so that no account has in excess of $100,000) as earnest money for the proper performance of this Agreement on the part of Buyer subject to the terms of this Agreement, and shall be duly accounted for at the closing, with all interest accrued thereon with regard to the Deposit from and after the date hereof being applied against the Purchase Price, except only that accrued and earned interest on the deposit shall be paid to Buyer in the event the deposit is returned to Buyer for any reason, including, without limitation, in the event of Seller's failure or inability to perform Seller's obligations hereunder.

         5. CLOSING. (a) Deed. The Deed is to be delivered at a closing no later than 11:00 a.m. on June 24, 1996 ("Closing Date") at the Cumberland County Registry of Deeds unless otherwise agreed upon in writing. It is agreed that time is of the essence of this Agreement.

                  (b) Conditions to Buyer's Obligations. Buyer's obligation to purchase the Premises and pay the Purchase Price shall be subject to the satisfaction at or before the Closing of each of the following conditions, unless waived in writing by Buyer:

                       (i) Deed. Seller shall deliver the Deed, duly executed and acknowledged by Seller.

                       (ii) Title Affidavits. Such customary affidavits and indemnities as the Title Company may reasonably require in order to issue a so-called owner's title insurance policy without the standard exceptions, including without limitation, an exception for mechanics' and materialman's liens or for parties in possession, and with affirmative insurance to the effect that Verrill & Dana's rights of first offer, rights of first refusal and options to purchase has been complied with and will not affect Buyer's title except to the extent that it may apply to future sales;

                       (iii) Non-Foreign Affidavit. A non-foreign person affidavit executed to reflect the status of Seller;

                       (iv) Assignment of Service Agreements. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit C, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the written agreements relative to the operation, management, maintenance, security, finance or insurance for the Premises listed on Exhibit C-1 ("Service Agreements") in effect on the Closing Date but only those which Buyer has elected to assume, and evidence of the termination of all Service Agreements not so assumed;

                       (v) Assignment of Permits. Seller shall deliver a blanket assignment to Buyer in the form of Exhibit D of all permits, licenses, certificates, variances, consents and approvals pertaining to the Premises, duly executed and acknowledged by Seller, together with any originals of such instruments in Seller's possession or control, and together with approvals of any party which may be required in order to effectuate such assignments including without limitation, if required, the approval of any state or local authority.

                       (vi) Assignment of Leases. Seller shall deliver an instrument of assignment and assumption in substantially the form of Exhibit E, duly executed and acknowledged by Seller, assigning to Buyer Seller's interest in the leases and lease guaranties, if any, set forth in Exhibit F for space in the Building in effect on the Closing Date;

                       (vii) Warranty Bill of Sale and Assignment. Seller shall deliver to Buyer a Bill of Sale in the form attached hereto as Exhibit G for all apparatus, fixtures and articles of personal property owned by Seller and attached to or used or procured for use in connection with the operation or maintenance of the Premises including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, materials handling equipment, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Building (except those certain apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the Building or to the management company or to persons other than Seller as shown on Exhibit G-1 unless the same be abandoned by any such sublessee or other occupant or person), together with any and all replacements thereof and additions thereto and all Intangible Property ("Personal Property");

                       (viii) Estoppel Certificates. Seller shall deliver current estoppel certificates in substantially the form provided by Buyer and containing information which comports with the Rent Roll for all tenants occupying in excess of 5,000 rentable square feet and, with respect to those tenants occupying less than 5,000 rentable square feet, at least seventy-five percent (75%) of all such retail tenants and seventy-five percent (75%) of all such non-retail tenants (determined by square footage rather than the number of tenants). To the extent Seller is unable to obtain estoppel certificates from all tenants, Seller shall provide Buyer with an estoppel certificate in the form provided by Buyer with respect to lease information only, for all tenants from whom an estoppel certificate has not been obtained;

                       (ix) Representations and Warranties. The representations and warranties made by Seller in Paragraph 9 of this Agreement shall be true and correct on the date of this Agreement and shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made or given as of such date;

                       (x)       A 1099 IRS filing;

                       (xi) Evidence reasonably satisfactory to Buyer and the Title Company of (a) the authority of Seller to execute the closing documents and of any signatory to execute the same on behalf of the Seller and (b) the expiration of the rights of first offer, rights of first refusal and options to purchase of Verrill & Dana;

                       (xii) If Buyer assumes the Loan, an estoppel certificate of the Lender with respect to the Loan, as defined in Section 11(f), and final assumption documents relating to Buyer's assumption of the Loan, in form and substance reasonably satisfactory to Buyer and Seller, and true and complete copies of all documentation relating to the Loan have been provided to Buyer;

                       (xiii) Reissuances (addressed to Buyer) of the land use opinions issued by counsel to Seller in connection with the Loan dated as of the Closing;

                       (xiv) Delivery of all keys, locks, security codes and similar security-related materials;

                       (xv) Notices to all tenants under the Leases of the conveyance in form and substance reasonably satisfactory to Buyer;

                       (xvi) Any filings required under the laws of the State of Maine and the City of Portland relating to the transaction;

                       (xvii) All documentation required by change of ownership provisions under any Lease, including without limitation, the GSA Lease;

                       (xviii) An assignment in the form attached hereto as Exhibit M of all of Seller's rights (and the rights of any original Northland party) under that certain Memorandum of Rights, Options & Restrictions dated October 30, 1987 by and between Portland Square Limited Partnership and Verrill & Dana, as amended by letter agreement dated August 24, 1989 between Mark Massey and Christopher Coggeshall (the "Memorandum");

                       (xix) An Assignment of Portland Square Limited Partnership's rights under the Memorandum to Two Portland Square Limited Partnership dated January 31, 1995; and

                       (xx) Assignment of Fisherman's Wharf Parking Lease dated December 9, 1991, as amended.

                  (c) Real Estate Taxes. Seller shall pay all real estate transfer taxes at the Closing and for the cost of recording any instruments required to clear title. Buyer shall pay for the recording of the Deed (not including real estate transfer taxes), any mortgages and any other instruments to be recorded.

         6. POSSESSION AND CONDITION OF UNITS AND PREMISES. Full possession of the Premises, free of all tenants and occupants, except those set forth on Exhibit F hereto, is to be delivered at the Closing, the Premises to be then in the same condition as they now are, reasonable use and wear thereof excepted, and, not in violation, in a manner which would adversely affect the use of the Premises for its current use, of the applicable laws and regulations referred to in paragraph 2(a) hereof or the Permitted Encumbrances.

         7. TITLE DEFECTS: EXTENSION OF TIME TO PERFECT TITLE. If Seller shall be unable to give title or to make conveyance, or to deliver possession of the Premises, all as herein stipulated, or if at the Closing the Premises do not conform with the provisions hereof, then Seller shall (i) remove all encumbrances, if any, which secure the payment of money, whether or not created by Seller including, but not limited to, liens and mortgages, and (ii) use reasonable efforts to remove all other defects in title and to deliver possession as provided herein, and to make the Premises conform to the provisions hereof, as the case may be, and thereupon the closing shall be extended for such period (not to exceed 45 days) as shall be required to remove such defects in title, deliver possession or make the Premises conform to the provisions hereof, as the case may be; provided, however, that with respect to Seller's obligations set forth in clause (ii) above, Seller shall not be obligated to expend to cure such defects, or to deliver possession, or to make the Premises conform, an amount greater than $100,000 in the aggregate.

         If at the expiration of the extended time Seller shall have failed so to remove any defects in title, deliver possession, or make the Premises conform, as the case may be, pursuant to this Paragraph 7, any deposits made under this Agreement shall be forthwith refunded to Buyer with the interest earned thereon and all other obligations of the parties hereto shall cease, and this Agreement shall be void and without recourse to the parties hereto. Notwithstanding the foregoing, Buyer shall have the election, at either the original or extended closing, to accept such title as Seller can deliver to the Premises in their then condition and to pay therefor the Purchase Price without reduction (except in the case of encumbrances which secure the payment of money which can be discharged of record by the payment of an ascertainable sum), in which case Seller shall convey such title to the Premises, except that upon such election by Buyer in the event of such conveyance in accordance with the provisions of this clause if any portion of the Premises shall have been taken by exercise of the power or eminent domain, Seller shall pay over or assign to Buyer on delivery of the Deed all awards recovered or recoverable on account of such taking and all of Seller's rights to receive any such awards, less any amounts reasonably expended by Seller in obtaining such award, in which event there shall be no reduction in the Purchase Price, and except further that upon such election by Buyer if the Premises shall have been damaged by fire or casualty insured against, then Seller shall, unless Seller has previously restored the Premises to their former condition, pay over or assign to Buyer, on delivery of the Deed, all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by Seller for partial restoration, plus any deductible amount not recoverable.

         8. ACCEPTANCE OF DEED. The acceptance of the Deed by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except for the provisions of Paragraphs 9, 16 and 27 hereof, which shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement for a one (1) year period following the Closing with the exception of certain obligations with respect to the Sun Life Loan as described in Paragraph 9 which will survive as set forth therein (and any other provisions which specifically state that they so survive).

         9. WARRANTIES AND REPRESENTATIONS. (a) Seller represents, covenants and warrants to and agrees with Buyer, as of the date of this Agreement and as of the closing, as follows:

                  (1) Seller has not received any written notice and does not otherwise have knowledge of any eminent domain and/or condemnation proceedings, either pending or contemplated, or of any current provisions of, or proposed changes in the zoning of the Premises for its current use, or any other local laws or ordinances either pending or contemplated, which, in either case, may materially adversely affect the use of the Premises for its current use.

                  (2) Seller is a limited partnership duly organized under the laws of the State of Massachusetts and duly qualified to do business in the State of Maine and has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Seller and such authority has not been revoked.

                  (3) Seller has not and, prior to the closing, will not grant any easements nor enter into any agreement for lease or otherwise which may affect title to or convey any interest in the Premises which cannot be terminated prior to the date of closing.

                  (4) Seller has not received written notice from any governmental, federal, state, county or municipal agency or authority requiring the assessment or correction of any condition with respect to the Premises or any part thereof, by reason of a violation of any law, regulation, ordinance or otherwise including without limitation The Americans With Disabilities Act and the Maine Human Rights Act and except as set forth in the study entitled "ADA Analysis dated May 28, 1992" prepared by David Saltzman, A1A (which has been provided to Buyer), Seller does not otherwise have knowledge of any violation of any law, regulation, ordinance or otherwise relating to the Premises.

                  (5) Other than as set forth in the environmental reports dated 1 October 1987, 5 October 1987, 16 October 1987, 14 November 1990 and 27 December, 1995, respectively on oil and hazardous material site evaluation and letter dated 8 October 1990 and prepared by Haley & Aldrich, Inc. (collectively, the "Environmental Reports"), Seller has not received any written notice and does not otherwise have actual knowledge of oil or hazardous waste or materials, or underground storage tanks, present on or released to or from the Premises.

                  (6) The insurance maintained by Seller with respect to the Premises and its use and operation is listed on the certificates attached as Exhibit H hereto. Seller has not received any notices from any insurer or its agent requiring performance of any work with respect to the Premises or canceling or threatening to cancel any policy, and the Premises complies with the requirements of all insurance carriers and with the requirements of the State of Maine Board of Fire Underwriters.

                  (7) Except as disclosed in writing to Buyer prior to the date of this Agreement and listed on Exhibit I attached hereto, there are no actions or proceedings instituted or pending before any court, administrative agency or arbitrator against Seller, against or concerning the Premises, or against, relating to, or adversely affecting the right, title or interest of Seller in or to any of the Premises, or relating to Seller's execution or performance of this Agreement, and, to the best of Seller's knowledge, there are no such actions or proceedings threatened. No proceeding has been filed by or against Seller under the United States Bankruptcy Code, or any State law relating to bankruptcy or insolvency, seeking liquidation of Seller, or its reorganization, or an arrangement with its creditors, or the appointment of a trustee or receiver for its assets or business.

                  (8) All contractors, subcontractors and other persons or entities furnishing work, labor, materials or supplies for construction of or additions to the Premises or for tenant improvements have been paid in full or provided for in a manner satisfactory to Buyer according to its written approval, and Seller has no knowledge of any claims against the Premises or Seller in connection therewith and has no claims against any of its contractors or subcontractors except as set forth on Exhibit J hereto.

                  (9) The leases for space in the Building and the guaranties thereof in all material respects are accurately and completely listed along with all amendments, letter agreements and letters of extension in Exhibit F (the "Leases"), and true and complete copies of which Seller has provided to Buyer. The Leases constitute the sole agreements and understandings relating to leasing or licensing of space in the Building or on the Premises, there are no occupancies, rights, privileges or licenses in or to the Building or any other part of the Premises other than pursuant to the Leases, and, except as set forth in the Leases, no Lease provides for any restrictions or options on the leasing, use, ownership, purchase or occupancy of or any part of the Premises. The Leases are unmodified except as set forth in copies of the leases provided to Buyer, and in full force and effect, in accordance with their respective terms, without any actual or threatened default by either party thereunder, except as listed on Exhibit F attached hereto, nor are there any defenses, counterclaims, offsets, concessions or rebates except as set forth in the Leases, and Seller has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and, to the best of Seller's knowledge there is no basis for any such claim or notice of default by any tenant. The rent roll furnished by Seller to Buyer and attached hereto as Exhibit K accurately and completely sets forth all the rents payable by tenants, no tenant having paid more than one month's rent in advance. Exhibit K furnished by Seller to Buyer accurately and completely sets forth all security deposits from tenants. All tenant improvements or work to be done, furnished or paid for by Seller, or credited or allowed to a tenant, for, or in connection with, the Building pursuant to any Lease have been completed and paid for or provided for in a manner satisfactory to Buyer according to its written approval. No tenant under the leases has any right to free rent or other concessions except for Aquarius Travel and Forum Financial who receive a monthly payment from an escrow account pursuant to Letter Agreements dated March 29, 1991 and July 16, 1992 copies of which have been delivered to Buyer. At the Closing, Seller shall assign the proceeds of such escrow account to Buyer pursuant to Exhibit E hereto. No tenant is habitually in default under its lease. Except as set forth on Exhibit L attached hereto, no leasing, brokerage or like commissions, fees or payments are due from Seller or will be due from Buyer or any other party with respect to the Leases or any extensions, modifications or amendments thereof or any future sale of the Premises. With respect to any leasing commission due described in Exhibit L, the same shall only be due if the subject management agreement is in full force and effect. There has been no assignment, pledge or encumbrances of any Lease by Seller or any of the rents or other payments due to Seller thereunder except in connection with the Loan, as defined in Section 11(f) below. All insurance required to be provided by tenants under the Leases is in full force and effect.

                  (10) The Service Agreements are accurately and completely
                       listed in Exhibit C-1, as so set forth constitute the sole agreements and understandings of Seller with respect to the operation and maintenance of any of the Premises, and the copies thereof furnished by Seller to Buyer are true and complete. To the best of Seller's knowledge, there are no claims or any bases for claims in respect of the Premises or its operation by any of the parties to the Service Agreements. All of said service agreements are cancelable upon no more than thirty (30) days' notice except as set forth in Exhibit C-1.

                  (11) Seller has submitted to Buyer statements of income of
                       Seller for the years ended December 31, 1993, 1994 and 1995, prepared in accordance with generally accepted accounting principles consistently applied with an unqualified opinion of independent certified public accountants, that the above-described financial statements present fairly the results of operations for, and the financial position as at the end of, such years in accordance with generally accepted accounting principles consistently applied. Such statements of income present fairly the financial position and results of operations of Seller and the Premises as at the dates thereof. Since the date of the most recent of such financial statements there have been no changes in the assets, liabilities, financial condition, business or results of operations of Seller other than changes in the ordinary course of business the effect of which has not been in any case, or in the aggregate, materially adverse and other than the $9,000,000 loan to the Seller from Sun Life Insurance Company which is secured by a mortgage on the Premises.

                  (12) There are no unpaid or outstanding real estate or other taxes, or assessments on or against the Premises or any part thereof, which are payable by Seller (except only real estate taxes not yet due and payable). Seller has delivered to Buyer true and correct copies of real estate tax bills for the Premises for the current tax year. No abatement proceedings are pending with reference to any real estate taxes assessed against the Premises. There are no betterment assessments or other special assessments presently pending with respect to any portion of the Premises, and Seller has received no notice of any such special assessment being contemplated.

                  (13) No approval, consent, order or authorization of, or
                       designation, registration or declaration with, any of the United States or the State of Maine, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof (each a "Governmental Authority") is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Seller.

                  (14) The execution of this Agreement by Seller and Seller's observance and performance of all of its respective covenants and obligations hereunder do not contravene any judgement, order or provision of the law or any agreement binding upon Seller; however, the ability of Seller to perform under this Agreement is conditioned upon approval by Equitable of the assumption of the Loan by Buyer unless Buyer elects to pay cash for the Premises as described in Section 11(b) hereof.

                  (15) The Premises do not encroach upon the property of any third party and no improvements owned by any other party, either aboveground or underground, encroach upon the Premises.

                  (16) All utilities servicing the Premises are of sufficient capacity for the unimpeded current operation of the Premises and such utilities are obtained via connections directly in the public ways abutting the Land without the need for any easements, rights of way or licenses from any third parties except as shown on the survey described in Exhibit B hereto and on the survey described in Exhibit B to the purchase and sale agreement for Units #1-6 at One Portland Square.

                  (17) With respect to the Loan as defined in Section 11(f),
                       Seller has not breached any warranty, representation or covenant made by Seller to Lender and is otherwise not in default under the Loan, and the Loan is non-recourse except under certain circumstances set forth in the Loan documents, true and complete copies of which have been provided to Buyer.

                  (18) The Building was built in accordance with the original plans and specifications as the same were approved by the appropriate local and state authorities.

                  (19) All permits, licenses and approvals necessary for the construction, use, and operation of the Building have been obtained and are in full force and effect, all requirements thereof have been complied with and all appeal periods relating thereto have expired without appeal.

                  (20) All private ways providing access to the Premises are zoned in a manner which will permit access to the Premises over such ways by all passenger and commercial vehicles.

                  (21) The Memorandum, as defined in Section 5, is in full force and effect to the best of Seller's knowledge; a true and complete copy of The Memorandum and amendments thereto has been delivered to Buyer; there are no other amendments thereto except as described in Paragraph 5(b)xviii; there are no defaults by either party to the Memorandum or by Two Portland Square Limited Partnership as assignee thereof; all provisions of the Memorandum have been fully complied with (i) in connection with the transaction contemplated by this Agreement and (ii) in general, including without limitation, all provisions of the Memorandum which relate to the construction, use and operation of Two Portland Square.

                  (22) The lease for parking spaces at Fisherman's Wharf dated
                       December 9, 1991 between Portland Square Limited Partnership and Fisherman's Wharf Associates II is in full force and effect and all rent is paid in full to the end of the month in which the Closing occurred and Seller has received no notice of default from the Landlord thereunder.

         It shall be a condition of Buyer's obligation to close under this Agreement that the foregoing warranties and representations made by Seller shall be true in all material respects as of the closing. In the event any warranty or representation made herein shall not be true in all material respects at the Closing and Seller gives written notice thereof to Buyer prior to Closing, then, at Buyer's option, and as Buyer's sole remedy at law or in equity, all sums paid hereunder by Buyer shall forthwith be refunded to Buyer with all interest earned thereon and all obligations of the parties hereunder shall terminate without recourse. If Buyer elects to purchase the Premises notwithstanding such notice, the particular warranty or representation shall be deemed amended.

         Each of the general and limited partners of Seller and the other signatories to the Loan documents (collectively, said general and limited partners, other signatories and Seller hereinafter referred to as the "Liable Parties") hereby join in this Agreement for the purpose of representing that they know of no information which would indicate that any of the foregoing representations is untrue or misleading and agree to be jointly and severally liable post-closing for the one (1) year period following the closing for any misrepresentation of Seller in this Section 9 and any misrepresentation of any of the Liable Parties set forth in this sentence. Furthermore, the Liable Parties also agree, jointly and severally, to indemnify and hold harmless Buyer and its nominee post-Closing (i) for any and all costs or expenses incurred by the Buyer and its nominee during the one (1) year period following the Closing pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed or caused by any of the Liable Parties prior to the Closing; provided that the Buyer did not have actual knowledge, prior to the Closing, of the existence of the breach; and (ii) for the term of the Loan as of the date hereof (or until the Loan is discharged, assigned by Buyer or its nominee or satisfied, if earlier) for any and all costs or expenses incurred by the Buyer pursuant to the Loan documents as a result of any and all so-called "bad acts", including without limitation, fraud, misrepresentation or deceptive business practice committed by any of the Liable Parties in connection with the Loan prior to the Closing. Likewise, Buyer agrees to indemnify and hold harmless Seller post-Closing for the term of the Loan (or until the Loan is discharged or satisfied, if earlier) for any and all costs and expenses incurred by Seller pursuant to the Loan documents as a result of a breach of any obligation, warranty, representation or covenant under the Loan documents committed by or caused by Buyer or its nominee after Buyer assumes the Loan or as a result of any and all "bad acts", as defined above, committed by Buyer in connection with the Loan. The word "Lender" as used in this Paragraph shall be deemed to include Lender, its successors and assigns.

                  (b) Buyer represents, covenants and warrants to and agrees with Seller that Buyer has the power, authority and legal right to execute and deliver this Agreement and to enter into the transactions contemplated hereby, and that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate actions on the part of Buyer and such authority has not been revoked.

         10. DELIVERY OF PREMISES IN "AS IS" CONDITION. Except as expressly set forth in this Agreement, Buyer acknowledges that Buyer has not been influenced to enter into this transaction nor has Buyer relied upon any warranties, representations or indemnities by Seller, express or implied, with respect to the condition or suitability of the Premises or any part thereof, any matter of fact or any matter in any way relating to the Premises, this Agreement or otherwise. In particular, Buyer acknowledges that Seller is selling and Buyer is purchasing the Premises "AS IS, WHERE IS", with all faults and defects, latent, patent or otherwise. Without limiting the generality of the foregoing, Buyer acknowledges that, except as expressly set forth in this Agreement and in the Deed, neither Seller nor any broker or agent of Seller has provided any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, as to:

                  (a) The nature, quality or condition of the Premises, including, without limitation, the water, soil and geologic or environmental nature, quality or condition;

                  (b) The suitability of the Premises for any and all activities and uses which Buyer may conduct thereon;

                  (c) The compliance of or by the Premises or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body;

                  (d) The habitability, merchantability or fitness for a particular purpose of the Premises; or

                  (e) Any other matter with respect to the Premises not specifically addressed in Paragraph 9(a) above.

         11. DUE DILIGENCE. Buyer's obligation to purchase the Premises shall be subject to the satisfaction of Buyer with respect to all aspects of the Premises and the Loan, including without limitation, the title, survey, environmental and other condition, compliance with law, taxes and assessments based upon Buyer's due diligence review of the same at Buyer's sole cost and expense by May 24, 1996 ("Due Diligence Period").

         Buyer shall have the right to terminate this Agreement for any reason during the Due Diligence Period without recourse to either party hereto in which case Buyer shall receive a refund of its deposit and any interest thereon. If Buyer does not so terminate this Agreement by notice to Seller given within the Due Diligence Period, Buyer shall not thereafter have any claim against Seller or any right to terminate this Agreement because of any matters which were existing at the expiration of the Due Diligence Period unless Seller agrees in writing to cure any defects and then fails to do so; provided, however, that the foregoing shall not in any way limit the obligations of Seller and each other party to the Agreement pursuant to Section 9 of this Agreement.

         The provisions of this paragraph 11 shall survive the delivery of the Deed and the closing of the transactions contemplated by this Agreement.

                  (a) Environmental Inspection. Buyer acknowledges that the Environmental Reports have been prepared by parties other than Seller, that Seller has made no representation or warranty with respect to the content, completeness or accuracy of the Environmental Report and that Seller does not intend for Buyer to rely upon the information set forth in the Environmental Report.

         Buyer shall have the right to retain a qualified professional at its expense to prepare a report concerning compliance of the Premises with the Comprehensive Environmental Response Compensation Act, the Resource Conservation and Liability Act, the Superfund Amendment and Reauthorization Act, the Resource Conservation Recovery Act, the Superfund Amendment Act and Reauthorization Act, any so-called federal, state or local "superfund" or "superlien" statute or other federal or state or local laws. Upon request of Seller, Buyer shall provide a copy of same to Seller to the extent that Buyer's consultants permit the same. Buyer agrees to limit all communication relative to the report to Buyer, Seller, the qualified engineer and Buyer's counsel except as required by law.

                  (b) Financing Contingency. Seller hereby agrees to negotiate and coordinate the assumption of Seller's existing loan (the "Loan") by Seller's nominee covering the Premises from Sun Life Assurance Company of Canada ("Lender") which will have a current outstanding principal balance of $8,936,249.00 as of June 1, 1996 on the same terms and conditions currently in effect plus an additional loan assignment provision for future owners and a restatement in the loan assumption documents of the non-recourse language contained in the existing loan documents. Such terms of assumption must be reasonably satisfactory to Seller. In the event a binding written commitment satisfactory to Buyer in its sole discretion for such financing is not obtained from Lender on or before the expiration of the Due Diligence Period, then Buyer or Seller shall have the option to (i) terminate this Agreement without recourse to the other party in which case all deposits made hereunder shall forthwith be refunded to Buyer with interest thereon or (ii) extend the Due Diligence Period for up to an additional thirty (30) days with respect to this financing contingency only. In the event Seller exercises its right to terminate hereunder, such exercise shall not be effective if Buyer elects to purchase the Premises without assuming the Loan and pays all costs paid to or for Lender by Seller in connection with a prepayment of the Loan as required by the Loan documents less the one point (1%) fee that Seller would have paid if Buyer had assumed the Loan which Seller shall pay towards such prepayment fee. If Buyer does assume the Loan, the fee charged by the Lender (one point of loan amount) as consideration for allowing the assumption and Lender's attorney's fees, but excluding Buyer's attorney's fees, shall be paid by Seller.

         12. ACCESS TO INFORMATION. Seller will give Buyer and its counsel, inspectors, accountants, and other representatives full access, during normal business hours, to the Premises and to the books, contracts, commitments, and other records (including computer files, retrieval programs, and other documentation) of Seller and will furnish Buyer and such representative during such periods with all such information and data concerning the affairs of Seller and the Premises as Buyer or such representatives reasonably may request. Buyer and its agents and consultants shall also have the right, at reasonable times and upon reasonable notice to Seller, to enter upon the Premises, to perform measurements, surveys, environmental tests including subsurface exploration (with Seller's prior approval of scope), structural inspections and such other tests which Buyer may deem necessary to evaluate the Premises. All such testing shall be at Buyer's risk and expense. Buyer agrees to indemnify and hold Seller harmless from any and all liability, loss and damage incurred by Seller as a result of the exercise of the foregoing access rights by Buyer, its agents or consultants except if due to any notification required to be made by law to any local, state or federal authority. Should Buyer disturb the current condition of the Premises in exercising such access rights, Buyer agrees to restore the Premises to its current condition if Buyer does not take title to the Premises in accordance with this Agreement.

         13. USE OF MONEY TO CLEAR TITLE. To enable Seller to make conveyance as herein provided, Seller may, at the closing, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests provided the documents necessary to clear title are recorded simultaneously with the Deed.

         14. INSURANCE. Until the closing, Seller will maintain in full force and effect any existing policies of insurance relating to the Premises.

         15. CLOSING ADJUSTMENTS. The following closing adjustments shall be made at the Closing. With respect to the Closing Date, Buyer shall be responsible for all expenses and entitled to all income for such date.

                  (a) Rents. All security deposits and interest thereon shall be paid to Buyer or credited against the Purchase Price at Closing. Collected rents (fixed, minimum, additional or percentage) and charges (including, but not limited to, CAM, real estate and tax amounts payable by tenants and any last month's rent or other advance rents) shall be adjusted as of the Closing date. Uncollected rents (fixed, minimum, additional or percentage) and unpaid charges (as aforesaid) for the relevant period shall be adjusted if and when collected in the case of rents and adjusted if and when paid in the case of charges. All rents and charges collected after the Closing shall be applied first against sums payable for the then current rental period, with any excess applied first against such sums as are then due and payable to Buyer for the period from and after the Closing Date and then and only then against such sums as are then due and payable to Seller for the period prior to the Closing Date. Percentage rents shall be adjusted on the assumption that sales upon which they are computed were the same for each day of said period. Buyer agrees to use reasonable efforts (not including legal proceedings) during the six month period following the Closing to collect (on behalf of Seller, as its agent and without fee) unpaid rents and charges due and payable for periods prior to the Closing and to hold same as collected in a special account and to account for in writing and remit same to Seller monthly (less Buyer's or Buyer's managing agent's reasonable costs) during such period. At the end of such six month period, the obligations of Buyer to collect such unpaid rents under this Section 15(a) shall terminate; however, Seller shall have, at its option, continuing after the end of such six-month period, for a period of six (6) additional months, the right to collect (at Seller's sole cost and expense) any unpaid rents and charges due and payable for periods prior to the Closing, but such right shall not include summary process or eviction proceedings or any proceedings which might affect the landlord-tenant relationship under the leases.

                  (b) Taxes and Expenses of Sale. Real estate taxes (no matter how levied), and any other taxes in the nature thereof and constituting a lien upon the Premises if not paid. If the amount of real estate taxes for the fiscal year during which Closing occurs is not finally determined at the time of Closing, such taxes shall be apportioned on the basis of the full amount of the assessment for such period (or the assessment for the prior tax period if the assessment for the current tax period is not then known) and the rate for the next prior tax year, notwithstanding any provisions of law which permit reduced payment pending final determination, and shall be reapportioned as soon as the new tax rate and valuation, if any, has been finally determined; and, if the taxes which have been apportioned shall subsequently be reduced by abatement, the amount of such abatement, less the cost of obtaining the same and after deduction of sums payable to tenants under Leases or expired or terminated Leases, shall be apportioned between the parties. All other assessments of every type, nature or description, as of the Closing Date, assessed to the Premises and outstanding, shall be paid in full by Seller prior to the Closing (or by Buyer after the Closing out of any funds withheld from the Purchase Price for that purpose). If there are any type of taxes payable to any governmental authority by reason of the sale or transfer of the Premises, Seller agrees to pay the same and provide an appropriate return or form executed by Seller, as may be required.

                  (c) License Fees. Fees for customary annual or other periodic licenses and permits for periods including the Closing Date.

                  (d) Service Contracts. Charges on contracts and agreements listed on Exhibit C-1 which are to be assigned to Buyer.

                  (e) Utilities. Seller will obtain final cut-off readings of fuel, telephone, electricity, water, sewer and gas on the Closing Date but will not permit such utilities to be cut off. Seller shall pay the bills based on such readings promptly after the same are rendered. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such services on the basis of the bill therefor for the most recent billing period prior to the

Closing Date, and Seller and Buyer shall promptly readjust the apportionments in accordance with the last bills rendered.

         16. BROKERS. Seller and Buyer each represents and warrants to the other that it has dealt with no real estate broker or other person who would be entitled to be paid a commission by reason of the procurement of this Agreement or the transaction which is the subject matter hereof other than Northland Management Corp. ("Broker"), and each agrees to indemnify and hold the other harmless from and against any loss, cost, damage or expense arising out of any breach by the indemnifying party of the foregoing representation and warranty. Seller agrees to pay Broker any and all fees which may be due to Broker in connection herewith.

         17. BUYER'S DEFAULT; DAMAGES. If Buyer shall fail to fulfill Buyer's obligations hereunder, all payments made hereunder by Buyer, together with any and all interest thereon from the date hereof, shall be paid to Seller as full and complete liquidated damages and not as a penalty, and shall be Seller's sole remedy at law or in equity, and all obligations of Seller and Buyer hereunder shall terminate without recourse to either party.

         18. ESCROW AGENT; DISPUTES. (a) Liability of Escrow Agent. With respect to any amount placed in escrow pursuant to this Agreement, the Escrow Agent shall not be liable for any action or nonaction taken in good faith in connection with the performance of its duties hereunder, but shall be liable only for its own willful default or misconduct. Notwithstanding anything contained in this Agreement to the contrary with respect to the obligations of the Escrow Agent, should any dispute arise with respect to the delivery and/or ownership or right to possession of such amount, the Escrow Agent shall have no liability to any party hereto for retaining dominion and control over such amount until such dispute shall have been settled:

                           (i)      by mutual agreement between the parties; or

                           (ii) by final order, decree or judgment by a court of competent jurisdiction in the United States of America (and no such order, decree or judgment shall be deemed to be "final" unless and until the time of appeal has expired and no appeal has been perfected);

and the Escrow Agent shall make payment of such amount as the parties may have mutually agreed or in accordance with such final order, decree or judgment. In no event shall the Escrow Agent be under any duty whatsoever to institute or defend any such proceedings.

                  (b) Disputes. Except as provided below in items (i) and (ii) the Escrow Agent shall deliver the Deposit to Seller promptly after the Closing.

                           (i) Demand by Buyer. The Escrow Agent shall deliver the Deposit to Buyer promptly upon receipt of a written demand therefor from Buyer stating that Seller has defaulted in the performance of this Agreement or that any condition or obligation of Buyer under this

                                    Agreement has not been fulfilled stating the facts and circumstances underlying such default or unsatisfied condition; provided, however, that the Escrow Agent shall not so act until fifteen (15) days after Seller has received a copy of such demand, nor thereafter honor such demand by Buyer if it shall have received notice from Seller in accordance with subsection (iii) below.

                         (ii) Demand by Seller. The Escrow Agent shall deliver the Deposit to Seller promptly after written demand therefor from Seller given subsequent to the Closing Date, stating that Buyer has defaulted in performance of this Agreement and the facts and circumstances underlying such default; provided, however, that the Escrow Agent shall not so act until fifteen (15) days after Buyer has received a copy of such demand, nor thereafter honor such demand by Seller if it shall have received notice from Buyer in accordance with subsection (iii) below.

                         (iii) Upon the filing of a written demand for the Deposit by Buyer or Seller, as the case may be, pursuant to subsections (i) or (ii) above, the Escrow Agent promptly shall mail a copy thereof to the other party in the manner provided herein for the giving of notices and the other party shall have the right to object to the compliance by the Escrow Agent with such demand by filing written notice of such objection with the Escrow Agent at any time within fifteen days after the receipt of such copy by such party, but not thereafter. Such notice shall set forth the basis for objecting to the delivery of the Deposit. Upon receipt of such notice of objection, the Escrow Agent shall promptly mail a copy thereof to the party which filed a written demand for the Deposit.

                         (iv) In the event the Escrow Agent shall have received the notice of objection provided for in subsection (iii) above within the time therein prescribed, the Escrow Agent shall continue to hold and invest the Deposit until: (i) the Escrow Agent receives the joint written direction from Seller and Buyer or a final judgement of a court of competent jurisdiction directing the disbursement of the Deposit, in which case the Escrow Agent shall then disburse same in accordance with such direction or judgement; or (ii) in the event of litigation between Seller and Buyer, the Escrow Agent delivers the deposit to the Clerk of Court in which such litigation is pending, or (iii) the Escrow Agent deposits all of same with a court of competent jurisdiction and therein commences an action for interpleader, the cost thereof to the Escrow Agent to be borne by whichever of Seller or Buyer does not prevail in the litigation.

         19. PACKAGE OFFER CONTINGENCY. Seller and Buyer acknowledge that the Premises which are the subject of this Agreement are part of a package offer to purchase certain property located in Portland, Maine consisting of the Premises, condominium units 1-6 in the building known as One Portland Square and two (2) surface parking lots which are located adjacent to the Premises (collectively, the "Package Properties"). Accordingly, Buyer shall only have the right to purchase the Premises described herein if Buyer also simultaneously purchases the other Package Properties, except that if Seller fails to fulfill its obligations under this Agreement or the seller of units 1-6 at One Portland Square and the two (2) parking lots fails to fulfill any of its obligations under that purchase and sale agreement, Buyer shall not be required to purchase less than all of the Package Properties but rather shall only be required to purchase all the Package Properties simultaneously. Therefore, in the event Buyer requests a refund of its deposit on or before the expiration of the Due Diligence Period for any of the reasons contained in paragraph 11 or is otherwise refunded its deposit because Seller has failed to fulfill its obligations hereunder, Buyer shall be entitled to a refund of its deposits held pursuant to the other two (2) purchase and sale agreements for the other Package Properties. Likewise, if Buyer receives a refund of its deposit under any of the other two (2) purchase and sale agreements, Buyer shall receive a refund of the deposit held hereunder. In addition, in the event the time for performance is extended pursuant to Paragraph 7 of any of the purchase and sale agreements for any of the Package Properties, the time for performance under any of the other purchase and sale agreements for the other Package Properties shall likewise be automatically extended without the necessity of additional written documentations.

         20. VERRILL & DANA CONTINGENCY. Buyer and Seller acknowledge that Verrill & Dana, the owner of Units #7-10 at One Portland Square has a right of first offer to purchase the Package Properties. Accordingly, this Agreement is contingent upon the expiration on or before May 1, 1996 of Verrill & Dana's said right of first offer. In the event Verrill & Dana exercises such right, all deposits made hereunder shall be refunded to Buyer with interest thereon and this Agreement shall terminate without recourse to the parties hereto. In addition, if Verrill & Dana exercises such right, this Agreement shall automatically terminate without recourse to either party hereto and Seller shall promptly refund the Deposit with interest thereon and reimburse Buyer for all reasonable out-of-pocket costs incurred in connection with its due diligence described in Paragraph 11 hereof, including without limitation, legal, engineering and environmental costs and Buyer shall provide Seller with valid invoices therefor.

         21. ENTIRE UNDERSTANDING. This Agreement, with the exhibits attached hereto, if any, constitutes the entire agreement between the parties hereto with respect to the Premises and no verbal statements made by anyone with regard to the transaction which is the subject of this Agreement shall be construed as a part hereof unless the same be incorporated herein by writing.

         22. NOTICES. All notices required or permitted to be given hereunder shall be in writing and delivered by hand or mailed postage prepaid, by registered or certified mail or by telecopy, addressed in the case of Seller, to Northland Management Corporation, 2150 Washington Street, Newton, Massachusetts 02162, Attention: Jeremy Hubball, President, and in the case of Buyer, to: Karl Weller, Senior Vice President, MGI Properties, 1 Winthrop Square, Boston, MA 02110 or in case of either party to such other address as shall be designated by written notice given to the other party. Any such notice shall be deemed given when so delivered by hand or if so mailed, when deposited with the U.S. Postal Service, or if so telecopied, when received.

         23. CONSTRUCTION OF AGREEMENT. This Agreement, executed as of the date first above written, is to be construed as a Massachusetts contract, is to take effect as a sealed instrument, is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, and may be cancelled, modified or amended only by a written instrument executed by both Seller and Buyer.

         24. OPERATING COVENANTS. The following shall govern the operations of the Property from the effective date hereof through the Closing Date.

                       (a) Seller shall not take any of the following actions without the express written consent of Buyer: (i) make or permit to be made any material alterations to the Premises; (ii) enter into any lease or service contract with respect to the Premises or any part thereof; (iii) remove or permit the removal from the Premises of any personal property other than in the ordinary course of business in which the personal property being removed is replaced with new personal property of equal or greater value; (iv) reduce the quality of the improvements at the Premises or their service and maintenance, or materially reduce the number of employees currently employed by Seller to service, maintain and secure the Premises; or (v) modify or agree to the modification of any of the terms or conditions of any existing Lease or contracts.

                       (b) At all times prior to the Closing Date, Seller shall continue to operate and manage the Premises in a manner consistent with Seller's operation and management policies in effect as of the effective date of this Agreement; subject, however, to Seller's compliance with its obligations under Paragraph 24(a) above.

                       (c) Seller will pay in full, prior to the Closing Date, all bills and invoices for labor, goods, material and services of any kind relating to the Premises. Except as provided in Paragraph 24(a) above, any alterations, installations, decorations and other work required to be performed under the Leases or other agreements affecting the Premises prior to the Closing have been, or will be, completed by the Closing Date, and have been, or will be, paid in full prior to the Closing Date or if same have not been completed and/or paid at the Closing Date, the Purchase Price will be reduced by an amount equal to the unpaid amounts and such amounts shall be paid by Buyer.

                       (d) After the date hereof and prior to the Closing Date, no part of the Premises or any interest therein will be alienated, encumbered or otherwise transferred, and no liens will be placed or permitted to be placed thereon.

                       (e) It shall be a condition of Buyer's obligations hereunder that on the Closing Date there shall be no default by Seller under any Lease.

                       (f) After the date hereof, Seller shall promptly notify Buyer of any change in any condition with respect to the Premises or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, or any covenant of Buyer under this Agreement incapable or less likely of being performed, it being understood that the Seller's obligation to provide notice to Buyer under this Paragraph 24 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement.

         25. LIKE-KIND EXCHANGE. Buyer reserves the right to designate the Premises as a replacement property in connection with any like-kind exchange that it may transact, and Seller agrees to cooperate in such like-kind exchange transaction and to sign such documentation as may be reasonably requested by Buyer so long as Seller is not placed in a less advantageous position, receives the full purchase price in cash subject to Paragraph 11(b) and Buyer pays all of Seller's expenses, if any, related thereto.

         26. PERSONAL LIABILITY. The Seller is a Massachusetts Limited Partnership and all persons dealing with the Limited Partnership, including the Buyer, must look solely to the property of the Limited Partnership and to the General Partner for the enforcement of any claims against the Limited Partnership. No limited partner, shareholder, director, employee, agent, parent, or officer of the Seller shall be liable for any obligation, express or implied, under this Agreement except as set forth in Section 9 with respect to the General Partner and Limited Partners of Seller and certain other parties. The preceding two sentences shall be inserted, or deemed inserted at Seller's election, in every document and agreement executed and/or delivered by Seller pursuant hereto. MGI Properties is a Massachusetts business trust and all persons dealing with the Trust, including without limitation, the Seller, must look solely to the property of the Trust for the enforcement of any claims against the Trust. Neither the trustees, officers, agents nor shareholders of the Trust assume any personal liability in connection with its business or assume any personal liability for obligations entered into on its behalf. The preceding two sentences shall be inserted, or deemed inserted at Buyer's election, in every document and agreement executed and/or delivered by Buyer pursuant hereto. The foregoing provisions of this Paragraph 26 shall survive the Closing Date, the delivery of the deed, and any termination of this Agreement.

         27. SEC RULES. Seller agrees to cooperate with Buyer at no cost to Seller in any audit which may be required to be conducted by Buyer's accountants in connection with Buyer's compliance with SEC Rules. The provisions of this Paragraph 27 shall survive the delivery and recording of the Deed.

                                      SELLER:

                                      TWO PORTLAND SQUARE LIMITED
                                      PARTNERSHIP, a Massachusetts Limited
                                      Partnership
                                      By:   Two Portland International Limited
                                            its General Partner, a Canadian
                                            corporation


Witness:  /s/ John Morrow             By:   /s/ Frank C. Sobey
                                                Frank C. Sobey, Vice President


                                      BUYER:

                                      MGI PROPERTIES


Witness:  /s/ Diane J. Soucy          By:  /s/ Kev Welles
                                      Its:     JUP


                                      ESCROW AGENT:

                                      ATLANTIC TITLE COMPANY


Witness:  /s/ Wendy Lee Dyer          By:  /s/ Samuel H. Merrill
                                      Its:     Staff Counsel


                                      AS TO PARAGRAPH 9 ONLY:
                                      GENERAL PARTNER:

                                      TWO PORTLAND INTERNATIONAL
                                      LIMITED, a Massachusetts corporation

Witness:  /s/ John Morrow             By:  /s/ Frank C. Sobey
                                               Frank C. Sobey, Vice President

                                      LIMITED PARTNERS:

                                      NORTHLAND REALTY CORPORATION


Witness:  /s/ Alyssa Jermyn           By:   /s/ Jeremy Hubball
                                                Jeremy Hubball, President



                                      INTERNATIONAL PROPERTIES
                                      LIMITED PARTNERSHIP
                                      By:   International Properties, Ltd.


Witness: /s/ John Morrow              By:   /s/ Frank C. Sobey
                                                Frank C. Sobey, Vice President


                                      J.B. BROWN & SONS, a _______________


Witness: /s/ Dawn E. Smith            By:  /s/ Charles E. Prinn III
                                               Charles E. Prinn III, President


                                      NORTHLAND INVESTMENT
                                      CORPORATION


Witness: /s/ Alyssa Jermyn            By:  /s/ Joseph R. Ryan
                                               Joseph R. Ryan, E.V.P.





w:\p&s.agr\2port\mgi2ps.6

                                    EXHIBIT A
                             DESCRIPTION OF PREMISES
                               TWO PORTLAND SQUARE


A certain lot or parcel of land with any buildings thereon situated at the intersection of Fore Street and Union Street in the City of Portland, County of Cumberland, and State of Maine, being Lot 2 on Plan for Two Portland Square Subdivision by Stevens Morton Rose & Thompson dated October 22, 1987, revised to September 18, 1989 and recorded in Cumberland County Registry of Deeds in Plan Book 182, Page 29.

Meaning and intending to convey and hereby conveying the property conveyed to Two Portland Square Limited Partnership by Portland Square Limited Partnership dated January 31, 1995 and recorded in Cumberland County Registry of Deeds in Book _____, Page _____.

                                    EXHIBIT B
                              LIST OF ENCUMBRANCES
                               TWO PORTLAND SQUARE

1. Liens for taxes and assessments for fiscal year 1996 and subsequent years not yet due and payable.

2. Matters disclosed on survey entitled ALTA/ACSM Land Title Survey on Fore Street, Portland, Maine made for Portland Square Limited Partnership dated February 21, 1996 prepared by Owen Haskell, Inc. and accompanying surveyor's report dated February 23, 1996 and executed by John R. Cyr.

3. Terms and conditions of Memorandum of Rights, Options, Restrictions by and between Portland Square Limited Partnership and Verrill & Dana dated October 30, 1987 and recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277, as affected by letter dated August 24, 1989 from Portland Square Limited Partnership and signed by Mark A. Massey to Mr. Chris Coggeshall and "Approved" by said Christopher J.W. Coggeshall, not recorded. Paragraph 16(b) set forth in said Memorandum restricts and affects the insured land so long as the events set forth in the first nine lines and references therein of paragraph 16 which determine the duration do not occur. Violation of said restrictions will not cause forfeiture of title.

4. Lease between Portland Square Limited Partnership and UNUM Life Insurance Company, a Memorandum of which is dated December 15, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 180.

5. Lease between Portland Square Limited Partnership and The Aetna Casualty and Surety Company, a Memorandum of which is dated December 15, 1989 and recorded in the Cumberland County Registry of Deeds in Book 9028, Page 180.

6. Easement Deed from Portland Square Limited Partnership to Central Maine Power Company dated February 28, 1990 and recorded in the Cumberland County Registry of Deeds in Book 9107, Page 251.

7. Department of Environmental Protection Site Location of Development Modification Findings of Fact and Order for Portland Square Limited Partnership dated November 30, 1990 and recorded in the Cumberland County Registry of Deeds in Book 9418, Page 59.

8. Lease Agreement dated July 16, 1992 by and between Portland Square Limited Partnership and Forum Financial Services, Inc., a memorandum of which is recorded in Cumberland County Registry of Deeds in Book 10188, Page 32.

9. Terms and conditions and rights and easements as set forth in Easement Deed from Two Portland Square Limited Partnership to Portland Square Limited Partnership dated June 26, 1995, recorded in the Cumberland County Registry of Deeds in Book 11983, Page 192.

                                    EXHIBIT C

                        ASSIGNMENT OF SERVICE AGREEMENTS

         FOR VALUE RECEIVED, TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Two Portland International Limited, 115 King Street, Stellarton, Nova Scotia BOK1S0 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the service agreements relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Exhibit C-1 hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such service agreements first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service agreements for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said service agreements for the performance or observance of any obligations of the Assignor which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996.

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ____________, 1996.

                           ASSIGNOR:   TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                                 By:   Two Portland International Limited,
                                       its General Partner

                                 By:   ___________________________________
                                       Frank Sobey, Vice President

                           ASSIGNEE:   MGI PROPERTIES

                                 By:   ___________________________________

                                   EXHIBIT C-1
                            LIST OF SERVICE CONTRACTS


Date      Vendor                  Service                Period

12/07/95  Simplex Time Recorder   Fire Alarm             01/01/96 - 01/01/97(b)

N/D       Northeast Elevator      Elevator Maintenance   02/01/94 - 02/01/97(a)

01/31/96  McQuay Service          HVAC Maintenance       01/01/96 - 12/31/00(b)

10/30/92  Johnson Controls        HVAC Maintenance       11/01/92 - 10/31/96(b)

08/01/95  Clean Sweep             Cleaning               08/01/95 - 02/28/97(c)

12/01/94  Northland
            Management Corp.      Management/Leasing     Automatically renews




(a) Self-renewing from year-to-year thereafter unless 90 days' cancellation notice is given.

(b) Self-renewing from year to year thereafter unless 30 days' cancellation notice is given.

(c) Mutual right to cancel at any time upon 30 day's prior written notice.

                                    EXHIBIT D
                  ASSIGNMENT OF PERMITS, APPROVALS AND LICENSES

         FOR VALUE RECEIVED, TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Northland Investment Corporation, 2150 Washington Street, Newton, Massachusetts 02162 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over unto MGI Properties, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse except as provided herein to Assignor in any event or for any reason whatsoever and without any warranties herein, express or implied, in law or otherwise except as set forth in the Purchase and Sale Agreement described below, all of Assignor's rights, title and interest in, to and under all of the permits, approvals and licenses relating to the Property conveyed this day from Assignor to Assignee pursuant to a Purchase and Sale Agreement between them and listed on Schedule A hereto.

         Assignee hereby accepts such assignment and assumes and agrees to perform, observe and comply with all of Assignor's obligations under such permits, approvals and licenses first accruing on or after the date hereof. Assignee hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to save and hold Assignor free and harmless from any liability under any of said permits, approvals and licenses for the performance or observance of any obligations of the Assignor which occurred or should have accrued or which accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties of Assignor contained in a Purchase and Sale Agreement between Assignor and Assignee dated April ____, 1996

         This Assignment shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument under seal as of ___________, 1996.

            ASSIGNOR: TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                  By: Two Portland International Limited, its General Partner


                  By: ___________________________________________
                      Frank Sobey, Vice President


            ASSIGNEE: MGI PROPERTIES


                  By: ___________________________________________

                                    EXHIBIT E

                      ASSIGNMENT, ACCEPTANCE AND ASSUMPTION
                OF LEASES, GUARANTIES, TENANCIES AND OCCUPANCIES


         FOR VALUE RECEIVED, TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Two Portland International Limited, 115 King Street, Stellarton, Nova Scotia BOK1S0 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein, express or implied, in law or otherwise except as provided in the Purchase and Sale Agreement described below, all of the right, title and interest of Assignor, as lessor in, to and under all of the leases, guaranties, tenancies and occupancies described in the Schedule attached hereto pertaining to the premises at Two Portland Square, Portland, Maine.

         TOGETHER with the appurtenances and all the estate and rights of Assignor in, to and under said leases, guaranties, tenancies and occupancies.

         TO HAVE AND TO HOLD the same until Assignee, its executors, administrators, heirs, successors and assigns, for the rest of the term of said leases, guaranties, tenancies and occupancies and subject to the terms, covenants and conditions and provisions thereof.

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations under said leases, guaranties, tenancies and occupancies first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability, cost or expense under said leases, guaranties, tenancies and occupancies for the performance or observance of any obligations of the lessor thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignor free and harmless from any liability, costs or expense under said leases, guaranties, tenancies and occupancies for the purpose or observance of any obligations of the lessor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April _____, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 19___.


                           ASSIGNOR:   TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                                 By:   Two Portland International Limited,
                                       its General Partner


                                 By:   _________________________________
                                       Frank Sobey, Vice President


                           ASSIGNEE:   MGI PROPERTIES


                                 By:   ___________________________________

                              SCHEDULE TO EXHIBIT E


         The Aetna Casualty and Surety Co.

         A.G. Edwards & Sons

         Airborne Express

         Aquarius Travel, Inc.

         Carla Maddrell

         Commercial Union Insurance Co.

         Forum Financial Services, Inc.

         Janat Anwer & Salim Darwesh

         Kirsten Scarcelli Company

         Medical Network, Inc.

         Mobile Imaging Consortium

         Prudential Insurance Company

         The Stork Club, Inc.

         Sudan, Inc.

         Timothy & William O'Brien

         TKG, Inc.

         Unum Life Insurance Company

                                    EXHIBIT F
                                 LIST OF LEASES


         The Aetna Casualty and Surety Co.

         A.G. Edwards & Sons

         Airborne Express

         Aquarius Travel, Inc.

         Carla Maddrell

         Commercial Union Insurance Co.

         Forum Financial Services, Inc.

         Janat Anwer & Salim Darwesh

         Kirsten Scarcelli Company

         Medical Network, Inc.

         Mobile Imaging Consortium

         Prudential Insurance Company

         The Stork Club, Inc.

         Sudan, Inc.

         Timothy & William O'Brien

         TKG, Inc.

         Unum Life Insurance Company

                                    EXHIBIT G
                      WARRANTY BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS that TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership, having a place of business at c/o Two Portland International Limited, 115 King Street, Stellarton, Nova Scotia BOK1S0 for consideration paid by MGI PROPERTIES, a Massachusetts business trust, the receipt of which is hereby acknowledged, does hereby grant, sell, transfer, assign and deliver unto the said MGI Properties the following goods, chattels and intangible personal property.

         1.       The property listed on Schedule A hereto.

         2. All other apparatus, fixtures and articles owned by the undersigned attached to or used or procured for use in connection with the operation and maintenance of any building, structure or other improvements located on the property at Two Portland Square, Portland, Maine (the "Premises") except apparatus, fixtures or articles or personal property belonging to lessees or other occupants of the Premises.

         3. The right, if any, to use the trade name "Two Portland Square" and documents of title and business records pertaining to the Premises.

         TO HAVE AND TO HOLD all and singular the said goods, chattels and intangible personal property to the said MGI Properties and its successors and assigns, to their use and behoof forever.

         AND Two Portland Square Limited Partnership hereby covenants with the grantee that it is the lawful owner of the said goods, chattels and intangible personal property; that they are free of all encumbrances; that it has good right to sell the same as aforesaid; and that it will WARRANT and DEFEND the same against the lawful claims and demands of all persons forever. The property transferred by this Warranty Bill of Sale and Assignment is transferred AS IS, WHERE IS.

         IN WITNESS WHEREOF, Two Portland Square Limited Partnership has caused this instrument to be executed under seal as of _________, 1996.

                                    TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                           By:      Two Portland International Limited
                                    its General Partner


                           By:      __________________________________________
                                    Frank Sobey, Vice President

                                   SCHEDULE A
                                  TO EXHIBIT G
                                PERSONAL PROPERTY

SHARED AMONG ONE PORTLAND SQUARE AND TWO PORTLAND SQUARE

1 IBM computer for HVAC (386)
1 Worktable and chair
1 JC8500 HVAC control system
1 Schlage proximity access card system
1 2-drawer filing cabinet

LOCATED IN MAINTENANCE SHOP

4 Maintenance desks with chairs
Metal shelving
Uniform lockers
Misc. hardware (door handles, hinges, bolts, closures)
Misc. plumbing supplies (diagrams, plungers, valves)
Misc. electrical supplies (junction boxes, batteries, wiring, connectors) Misc. paint supplies (paints, brushes, scrapers, rollers, caulking)
Misc. tools (pliers, wrenches, drivers, clamps, levels, hammers, mallets, vice grips, saws)
1 Sump pump
1 Shop vacuum (12 gallon)
2 Desk movers
1 Moving dolly
1 Key machine
1 10" drill press
2 Makita cordless drills
1 Tool box
Various landscape materials (rakes, shovels, brooms, hoses, trash cans)
1 Small microwave
1 Small refrigerator
Misc. fans (desk type, floor model)
1 Answering machine
3 Telephones
Bulletin boards

TWO PORTLAND SQUARE

1 Security video recorder with 5 cameras
1 Garage sweeper
1 Large flammable liquid storage cabinet
1 Message board Supply shelving
1 12 foot ladder

1 6 foot ladder
6 handheld fire extinguishers
1 Pallet of ice melt (45 bags)
5 Brass elevator doors (leftover from construction)
Various lightbulbs (purchased monthly)
Air handler filters
Various algaecides and pump for cooling towers
Janitorial supplies (paper products, etc.) purchased monthly


UNITS 1-6, ONE PORTLAND SQUARE

4 Hand held fire extinguishers
Various lightbulbs (purchased monthly)
Janitorial supplies (paper products, etc.)


PARKING LOTS

1 Sweda cash register
2 Cintac parking control computers
2 Printers


INTANGIBLE PROPERTY

All permits, licenses, certificates, variances, consents and approvals, plans, specifications, warranties and guaranties, fixtures owned by Seller, advertising and leasing brochures, tradenames, trademarks, development rights, if any, and other intangible property pertaining to the Building and its use and operation.

                                   EXHIBIT G-1
                    PERSONAL PROPERTY WHICH BELONGS TO OTHERS
                           AND IS NOT INCLUDED IN SALE


CONDOMINIUM ASSOCIATION:

1 Security video recorder with four (4) cameras
2 6 foot ladders
1 3 foot ladder
1 8 foot ladder
1 Powered lift
1 Hand cart
1 Message board
Supply shelving
1 Small flammable liquid storage cabinet
Various light bulbs (purchased monthly)
Air handler filters
1 Pallet of ice melt (45 bags)
Various algaecides and pump for cooling towers
Small amount of janitorial supplies (trash bags, cleaners)


MANAGEMENT COMPANY:

1 Turo snowblower

                                   EXHIBIT H

ACORD. CERTIFICATE OF INSURANCE               CSR JM           DATE (MM/DD/YY)
                                              NORTH-4              04/03/96

PRODUCER                               THIS CERTIFICATE IS ISSUED AS A MATTER
Rodman Insurance Agency, Inc           OF INFORMATION ONLY AND CONFERS NO
75 Wells Ave                           RIGHTS UPON THE CERTIFICATE HOLDER.
Newton MA 02159                        THIS CERTIFICATE DOES NOT AMEND, EXTEND
                                       OR ALTER THE COVERAGE AFFORDED BY THE
Philip Nyman                           POLICIES BELOW.
617-527-3000
                                            COMPANIES AFFORDING COVERAGE
                                       COMPANY
                                          A      Federal Insurance Company
INSURED
     Portland Square Limited           COMPANY
     Partnership et al                    B
     See Attached Listing
     c/o Northland Realty Corp.        COMPANY
     2150 Washington Street               C
     Newton MA 02162
                                       COMPANY
                                          D
- --------------------------------------------------------------------------------
COVERAGES
   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN
   ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------
                                 POLICY      POLICY
                               EFFECTIVE   EXPIRATION
CO    TYPE OF          POLICY     DATE        DATE
LTR  INSURANCE         NUMBER  (MM/DD/YY)  (MM/DD/YY)       LIMITS

     GENERAL                                          GENERAL AGGREGATE  $
      LIABILITY                                       PRODUCTS-
     [ ] COMMERCIAL                                    COMPROP AGG       $
          GENERAL                                     PERSONAL &
          LIABILITY                                    ADV INJURY        $
     [ ] CLAIMS MADE                                  EACH OCCURRENCE    $
     [ ] OCCUR                                        FIRE DAMAGE
     [ ] OWNER'S                                       (Any one fire)    $
          CONTRACTOR'S                                MED EXP
          PROT                                         (Any one person)  $
     [ ] ______________
- ------------------------------------------------------------------------------
     AUTOMOTIVE                                       COMBINED
      LIABILITY                                        SINGLE LIMIT      $
     [ ] ANY AUTO                                     BODILY INJURY      $
     [ ] ALL OWNED AUTOS                               (Per person)
     [ ] SCHEDULED AUTOS                              BODILY INJURY      $
     [ ] HIRED AUTOS                                   (Per accident)    $
     [ ] NON-OWNED AUTOS                              PROPERTY DAMAGE    $
     [ ] ______________
- ------------------------------------------------------------------------------
     GARAGE LIABILITY                                 AUTO ONLY-
     [ ] ANY AUTO                                      EACH ACCIDENT     $
     [ ] ______________                               OTHER THAN
                                                       AUTO ONLY         $
                                                          EACH ACCIDENT  $
                                                              AGGREGATE  $
- ------------------------------------------------------------------------------
     EXCESS LIABILITY
  A  [X] UMBRELLA FORM   TBD    03/01/96   03/01/97   EACH OCCURRENCE $20000000
         OTHER THAN                                   AGGREGATE       $20000000
     [ ] UMBRELLA FORM                                ______________     $
- --------------------------------------------------------------------------------
     WORKERS COMPENSATION                             STATUTORY LIMITS
     AND EMPLOYERS'                                   EACH ACCIDENT      $
     LIABILITY                                        DISEASE-
                                                       POLICY LIMIT      $
     THE PROPRIETOR/  [ ] INCL                        DISEASE-EACH
     PARTNER/         [ ] EXCL                         EMPLOYEE          $
     EXECUTIVE
     OFFICERS ARE:
- --------------------------------------------------------------------------------
     OTHER

- --------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
The above Umbrella Coverage extends to One Portland Square, Two Portland
Square, and the Upper and Lower Parking Lots located at the Portland Square Properties in Portland, Maine.
- --------------------------------------------------------------------------------
CERTIFICATE HOLDER                      CANCELLATION
                        PORTL-1         SHOULD ANY OF THE ABOVE DESCRIBED
     Portland Square Ltd Part et al     POLICIES BE CANCELLED BEFORE THE
     See attached listing               EXPIRATION DATE THERETO, THE ISSUING
     c/o Northland Realty Corp          COMPANY WILL ENDEAVOR TO MAIL 30 DAYS
     2150 Washington Street             WRITTEN NOTICE TO THE CERTIFICATE
     Newton Ma 02162                    HOLDER NAMED TO THE POLICY BUT FAILURE
                                        TO MAIL SUCH NOTICE SHALL IMPOSE NO
ACORD 25-S (3/93)                       OBLIGATION OR LIABILITY OF ANY KIND
                                        UPON THE COMPANY, ITS AGENTS OR
                                        REPRESENTATIVES

                                        AUTHORIZED REPRESENTATIVE
                                        /s/ Philip Nyman

                                        (C) ACORD CORPORATION 1993

                                    EXHIBIT I
                             ACTIONS AGAINST SELLER


                                      NONE

                                    EXHIBIT J
                  CLAIMS INVOLVING CONSTRUCTION OF THE PREMISES


Claims against Turner Construction regarding window seal failure. Buyer acknowledges disclosure by Seller of the failure of the insulated glass units at Two Portland Square. The issue surrounds the installation of faulty window lites which were assembled by installing an aluminum spacer between the two plates of glass and sealing the edge with a single seal of butyl sealant. As the seals failed, the window lites become fogged and basically inoperable. The window manufacturer, EFCO, has provided 225 replacement windows and has offered to pay $14,000 towards labor cost. The cost to replace the 225 windows was in excess of $40,000 and the total number of windows that were manufactured using the single butyl sealant number 700. Seller is currently in negotiations with Turner Construction and EFCO to resolve this matter.

                                   EXHIBIT K

                                 NORTHLAND CORP
                                  RENT ROLL II

****************************** INSERT EXHIBIT K HERE ***********************

                                    EXHIBIT L
                  COMMISSIONS DUE FROM SELLER/BUYER/OTHER PARTY


                                      NONE

                            SCHEDULE A TO EXHIBIT L

                                 NORTHLAND CORP
                        LEASE EXP/OPT REPORT (LEASEEXP)

********************* INSERT SCHEDULE A TO EXHIBIT L HERE ******************

                                    EXHIBIT M

                       ASSIGNMENT OF RIGHTS IN AND TO THE
                  MEMORANDUM OF RIGHTS, OPTIONS & RESTRICTIONS


         FOR VALUE RECEIVED, TWO PORTLAND SQUARE LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at c/o Two Portland International Limited, 115 King Street, Stellarton, Nova Scotia BOK1S0 (hereinafter referred to as "Assignor"), hereby assigns, transfers, conveys and sets over until MGI PROPERTIES, a Massachusetts business trust (hereinafter referred to as "Assignee"), without recourse and without any warranties herein except as set forth in the Purchase and Sale Agreement, express or implied, in law or otherwise, all of the right, title and interest of Assignor, as "Seller" in, to and under the Memorandum of Rights, Options and Restrictions dated October 30, 1987 between it and Verrill & Dana recorded in the Cumberland County Registry of Deeds in Book 8045, Page 277 (the "Memorandum").

         Assignee hereby accepts such assignment and agrees to keep, observe and perform all of Assignor's obligations as "Seller" under said Memorandum of Rights, Options and Restrictions first accruing after the date hereof. Assignee hereby indemnifies and agrees to hold Assignor free and harmless from any liability under the Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignee thereunder first accruing on or after the date hereof. Assignor hereby indemnifies and agrees to hold Assignee free and harmless from any liability under said Memorandum in connection with the performance or observance of any obligations or failure to perform as the "Seller" by Assignor thereunder which accrued or should have accrued prior to the date hereof.

         This Agreement shall not in any way modify the warranties contained in a Purchase and Sale Agreement between Assignor and Assignee dated as of April ___, 1996.

         This Agreement shall be binding upon and inure to the benefit of the respective executors, administrators, heirs, successors and assigns of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement under seal as of ________________, 1996.

              ASSIGNOR: TWO PORTLAND SQUARE LIMITED PARTNERSHIP
                    By: Two Portland International Limited, its General Partner


                    By: __________________________________________
                        Frank Sobey, Vice President

              ASSIGNEE: MGI PROPERTIES

                    By: __________________________________________